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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4374

Strong Money Market Fund, Inc.,

on behalf of the Strong Money Market Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.   Reports to Stockholders

ANNUAL REPORT    |    October 31, 2003

Strong

Cash Management

Funds

Strong Heritage Money Fund

Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

Strong Florida Municipal Money Market Fund

Strong Money Market Fund

Strong Municipal Money Market Fund

Strong Tax-Free Money Fund

ANNUAL REPORT    |    October 31, 2003

Strong

Cash Management

Funds

A Few Words From Jay Mueller, Director of Fixed Income Investing

In the autumn of 1981, long-term U.S. Treasury bonds offered yields in excess of 15%. To put that 15% in perspective, consider that the U.S. stock market has generated an annual rate of return of about 10% over the last three-quarters of a century. Government bonds have historically returned closer to 5%. And bear in mind that an investment which earns a consistent 15% compounded annual return doubles in value in five years. Conclusion: Treasuries were very cheap in 1981.

Or were they? Inflation, as measured by the Consumer Price Index (CPI), hit a whopping 14.8% in early 1980, and remained in the double digits for most of the next year and a half. Remember also that investors pay taxes on nominal (not inflation-adjusted) interest earned, and that they faced a top marginal income tax rate of 70% (which would drop to a mere 50% following the phase-in of the Reagan tax cut signed in August of 1981). Taking into account taxes and inflation, bond investors faced the prospect of losing money with those 15% rates!

It was a different world then. Potential home-buyers had to contend with 18% mortgage rates. Baa-rated corporate bonds sported yields in excess of 17%. The Prime Loan Rate hit 21.5%. But change was in the air. Led by Federal Reserve Board Chairman Paul Volker, a restrictive monetary policy put the brakes on the wage-price spiral. Lower marginal tax rates made investing in bonds more attractive. In consequence, interest rates began a long, steady decline.

Throughout the two-decade retreat of inflation, Volker, his successor Alan Greenspan, and the other members of the Federal Reserve Board labored mightily to prevent a resurgence of the disease. While tasked by law to promote both strong economic growth and low inflation, the central bank was primarily concerned with the latter assignment. Fed policy was characterized by a desire for “opportunistic disinflation”—keeping price acceleration under control during cyclical upswings, and pushing inflation down to successive new lows during periods of economic weakness.

One such cyclical slump began in early 2001. Inflation was running at a 3.7% year-over-year pace in January of that year. The Federal Reserve, having engineered a tightening of monetary policy during the final days of the stock market bubble, reversed course on January 3, cutting its overnight rate target by 0.50% to 6.00% at an unscheduled meeting. This proved to be the initial volley in a rearguard action to prevent the bursting of the bubble from dragging down the economy into a Japan-style protracted recession. By August of 2001, the federal funds target rate was down to 3.5%. The terrorist attacks of September 11 added urgency to the Fed’s mission, and four more rate cuts were made in quick succession. By the end of 2001, short-term rates stood at 1.5%.

Weighed down by the accumulated excesses of the boom years, the economy staged only a modest recovery over the course of 2002. A 5% pace of expansion in the first quarter raised hopes that were dashed by the second quarter’s dismal 1.3% growth rate. A decent third quarter was offset by a disappointing fourth quarter.

The opening months of 2003 were tense. War loomed in Iraq. The government of North Korea made bellicose pronouncements that forced a wary world to guess at the isolated regime’s capabilities and intentions. There was a massive strike in Venezuela, one of the world’s largest oil producers, and civil unrest in Nigeria, another major

(Continued on next page)

exporter of crude oil. Higher energy prices, geopolitical tension, and bad weather conspired to produce yet another anemic quarter of growth. There was speculation that traditional monetary policy tools were ineffective in a post-bubble economic environment. Discussion of unconventional options moved from academic and professional journals to the mainstream. Then Operation Iraqi Freedom began, and for a few weeks, financial markets were held captive to every advance and every setback in the Middle East.

When it became clear that neither the direst fears nor the highest hopes would be immediately borne out in the Middle East, capital markets were obliged to return to consideration of evolving economic conditions. In April, core inflation (CPI, excluding food and energy prices) fell to a multi-decade low of 1.5% on a year-over-year basis. Business conditions were still soft.

At the May meeting of the Federal Reserve’s Open Market Committee (FOMC), there was a meaningful shift in the language of Fed policy. Prior statements had generally contained a judgment as to the relative risks of too much inflation versus not enough growth. While not necessarily endorsing the idea that there is an implicit trade-off between the two, the Fed’s wording suggested that it could only address one at a time, with the more grave of the two threats taking precedence. But in May, the inflation-growth dialectic was overturned. The statement issued at the meeting’s close contained the following key paragraph:

“Although the timing and extent of that improvement remain uncertain, the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level. The Committee believes that, taken together, the balance of risks to achieving its goals is weighted toward weakness over the foreseeable future.”

Here was something new for markets to digest. The Fed was publicly worrying about not enough inflation! More properly, the central bankers were voicing the fear that inflation might slip below zero into the realm of deflation.

For most of the major industrialized nations of the world, the primary monetary phenomenon of the post-WWII era has been inflation. Deflation — a steady drop in the general price level — has seldom been seen since the time of the Great Depression. The May FOMC statement led many to believe that a sharp easing of monetary policy was in store, and that unconventional — even radical — steps might be taken to avert such a calamity.

Policy-makers might have been disturbed by the prospect of deflation, but bond investors seemed to revel in the possibility. For just as inflation erodes the real value of fixed-rate bond coupon payments, so deflation increases their real value. Consider: If the price of everything you buy falls in price by 5%, every dollar you earn is worth about 5% more in purchasing power. This is as true of interest payments as it is wages. Those interest payments are more valuable than they would be in a rising price environment. This deflation dynamic and the Fed policy actions, which investors believed would be employed to counter it, pushed interest rates to a generational low in June.

At the June 25 meeting of the FOMC, however, the monetary authorities disappointed the deflation-believers by delivering only a modest (and commonplace) 0.25% cut in overnight rate targets. As well, the much-discussed “unconventional policy” thesis was rudely dismissed. Interest rates began a long march higher.

The upward trend in yields was reinforced when economic data began to reveal gathering strength in the economy. A stronger-than-expected GDP report for the second quarter showed that there was indeed a “post-Iraq bounce.” The major tax-rate cuts went into effect in July, and a wave of mortgage refinancing added momentum to an improving outlook. Third-quarter GDP figures showed an astonishing 8.2% rate of economic expansion. And the job market — typically one of the last aspects of a recovery to show improvement — finally gained traction too. From a peak of 6.4% in June, unemployment fell to 6% in October. At long last there was solid evidence of sustainable recovery.

While strong economic figures changed perceptions of monetary policy and shoved Treasury bond yields higher, they also suggested that the improvement in credit markets that began in late 2002 was justified. Corporate bond yields rose less than comparable Treasury yields in reflection of improved credit fundamentals; a robust business climate makes it easier for corporations to service their debt obligations. (To understand why this was so, remember that more creditworthy borrowers pay lower interest rates than risky ones. As a consumer, the higher your credit score, the more likely you are to qualify for lower-cost borrowing. The same is true of businesses.)

To put the last 12 months in a nutshell, economic growth — after several false starts — finally shifted into high gear. Core inflation made new secular lows. The Federal Reserve maintained a highly accommodative stance. And corporate credit quality improved.

Looking ahead, I expect economic growth to remain firm (though a repeat of the third-quarter blowout is highly unlikely) and inflation to stay subdued. In such an environment, the Federal Reserve should have the latitude to be patient, making good on its pledge to keep monetary policy accommodative for a “considerable period.” I believe short-term rates will eventually rise, of course. A 1% overnight rate is hardly an equilibrium level in a robust economic expansion. It is less clear that intermediate- and long-term rates need rise very much. If inflation stays in the neighborhood of 1%, a case can be made that the present 4%-4.5% range in yield for the ten-year Treasury bond is fair. Accordingly, I’m optimistic the bond market will present opportunities to earn competitive returns.

Thank you for your investment in the Strong Funds. We look forward to serving you in the year ahead.

Jay Mueller

Strong Heritage Money Fund

Your Fund’s Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00.1 The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments, corporations, and banks and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it generally requires investors to maintain balances of $25,000 or more, depending on the share class.

3-Month Treasury Bill Yields*

As of 10-31-03

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund’s yield declined over the past 12 months in response to a drop in short-term interest rates. The majority of the decline took place in the first eight months, as the Federal Reserve lowered its benchmark federal funds rate by a surprise 0.50% in November 2002. This was followed by another 0.25% cut in June 2003, which brought the rate to 1.00%, where it stayed through the end of the period. As short-term rates declined in correlation with the federal funds rate, we were forced to reinvest maturing securities at these gradually declining rates. Short-term rates stabilized after the June rate cut, as did the Fund’s yield. Despite the recent decline in yield, the Fund continued to perform well relative to its peers, as measured by the Lipper Money Market Funds Index.

Interest rates remain low with economic uncertainty

The primary factor affecting the Fund’s performance was historically low short-term interest rates. When the Federal Reserve lowered the federal funds rate by 0.50% near the beginning of the period, yields on money-market investments declined in concert. An uncertain economy, worries about deflation, unemployment concerns, and war in Iraq forced the Federal Reserve to keep the benchmark rate low in an attempt to spur a more rapid economic recovery.

Shortly following the Fed’s last rate cut in June, the economic data began to strengthen. An improving economy reduced investors’ enthusiasm for the security of government-backed notes and increased their appetite for risk. This led to greater demand for stocks and corporate bonds. Money-market rates stabilized on the belief that the Fed was on hold for the foreseeable future.

Another factor affecting the performance of money market funds was the continued decline in the supply of commercial paper. Many companies that had been financing with short-term debt decided to strengthen their balance sheets by retiring commercial paper with cash flow. Others elected to refinance into attractively priced longer-term debt. The scarcity of commercial paper pushed yields down, forcing money-market participants to readjust their yield requirements.

A disciplined approach

Over the past 12 months, we emphasized a high degree of diversification in the Fund. There were few opportunities to identify and capture relative value — that is, extra yield for a given level of creditworthiness. We were thus inclined to continue to spread the Fund’s assets across a wide range of securities.

Management of the Fund’s duration (a measure of interest rate sensitivity very similar to average maturity) played a role in our strategy. We took steps to increase duration when the yields on issues maturing in 6 to 12 months were meaningfully above those of very short-term offerings. This strategy allowed the Fund to capture incremental yield while preserving portfolio credit quality.

A disciplined sector allocation strategy remained an important aspect of performance and risk management. We maintained commitments to the corporate commercial paper, asset-backed commercial paper, and government-sponsored enterprise (GSE) markets. We were able to add incremental yield through selective purchase of taxable municipal securities, while keeping the Fund’s average effective maturity at target level.

The outlook ahead

We anticipate that stronger economic growth and decreasing unemployment will eventually require the Federal Reserve to raise short-term rates. We will continue to monitor the economic recovery carefully, and we intend to position the Fund to benefit from a shift to higher yields.

We thank you for your investment in the Strong Heritage Money Fund. We look forward to helping you pursue your important financial goals in the months and years ahead.

Jay N. Mueller

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[2]
1-year	0.94%
3-year	2.44%
5-year	3.64%
Since Fund Inception (6-29-95)	4.47%

Advisor Class[2,3]
1-year	0.91%
3-year	2.41%
5-year	3.61%
Since Fund Inception (6-29-95)	4.43%

Institutional Class[2,4]
1-year	1.16%
3-year	2.66%
5-year	3.81%
Since Fund Inception (6-29-95)	4.56%

Portfolio Statistics

As of 10-31-03

Investor Class[5]
7-day current yield	0.71%
7-day effective yield	0.71%

Advisor Class[5]
7-day current yield	0.68%
7-day effective yield	0.68%

Institutional Class[5]
7-day current yield	0.93%
7-day effective yield	0.93%
Average effective maturity	56 days

[1]	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
[2]	Performance is historical and does not represent future results. Investment returns vary. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[3]	The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[4]	The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[5]	Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-03. Effective yields reflect the compounding of income. For Investor Class shares, the administrator has temporarily absorbed 0.23% in expenses for the Fund. Otherwise, the Fund’s current yield would have been 0.48%, and its effective yield would have been 0.48%. For Advisor Class shares, the administrator has temporarily absorbed 0.12% in expenses for the Fund. Otherwise, the Fund’s current yield would have been 0.56%, and its effective yield would have been 0.56%. For Institutional Class shares, the administrator has temporarily absorbed 0.07% in expenses for the Fund. Otherwise, the Fund’s current yield would have been 0.86%, and its effective yield would have been 0.86%.
*	Mean of 3-Month Treasury Bill Yields.

Strong Ultra Short-Term Income Fund

Your Fund’s Approach

The Strong Ultra Short-Term Income Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds. The Fund’s average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 11-25-88 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Citigroup 1-Year Treasury Benchmark-on-the-Run Index (“Citigroup 1-Year Treasury Index”) and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.
The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period. The net asset value fluctuated within an eight-cent range, and returns were positive in 11 out of the 12 months. The Fund outperformed its broad-based benchmark, the Citigroup 1-Year Treasury Benchmark-on-the-Run Index, and did well relative to its peer group, as measured by the Lipper Ultra Short Obligations Funds Average.

Positive economic conditions

Short-term interest rates remained low throughout the period. This created a positive investment environment for the Fund. The Federal Reserve lowered the federal funds rate from 1.75% to 1.25% in November 2002, and then lowered the rate to its current level of 1.00% in June 2003.

As the year progressed, the economic recovery continued to gain strength. Gross domestic product growth was modest in the fourth quarter of 2002 and first quarter of 2003, accelerated in 2003’s second quarter, and finished the third quarter at a surprisingly high 8.2%. Despite the improvement, the Federal Reserve continues to indicate that it will keep the federal funds rate at its current level until it sees signs of inflationary pressure.

An income-oriented approach

We continued to focus on providing an attractive level of income. At the same time, we worked to minimize volatility in the Fund’s share price by maintaining our average credit quality at AA and closely monitoring the Fund’s sensitivity to interest-rate movements. The structure of the Fund remained fairly consistent. We invested primarily in mortgage- and asset-backed securities, which accounted for roughly 70% to 75% of the portfolio over the year. These bonds provided a solid foundation for the Fund, generating an attractive level of income with minimal price volatility. These bonds also offered a high level of credit quality.

The remainder of the portfolio was invested in corporate bonds. The strengthening economy provided a positive backdrop for these bonds, as improved economic activity typically leads to rising corporate profitability. We therefore slowly increased our exposure to corporate bonds over the course of the year, with the position rising to over 30% by the end of the period. The market for corporate bonds improved dramatically during the year. In hindsight, one could observe that our returns would have been higher had we increased our corporate exposure earlier in the period. However, because one of the goals of this Fund is to keep share-price volatility low, we thought it prudent to proceed cautiously. Given the volatility in the corporate market, we did not believe it was appropriate to increase our weighting until we had greater confidence in the strength of the economy. As part of our ongoing effort to manage risk, we continue to emphasize diversification among our corporate holdings.

Our outlook for the year ahead

We’re keeping a close eye on the development of the economic recovery, given the potential for rising short-term interest rates. We also continue to carefully monitor our portfolio holdings, and we have taken steps to reduce the Fund’s sensitivity to rate changes. If it appears short-term rates are heading significantly higher, we’ll take further steps to help avoid excess volatility. An increase in short-term rates could lead to a decline in net asset value, but such a decline should be offset over a longer time period through a higher level of investment income. We believe the Fund will continue to provide an attractive alternative to money market funds for investors with time frames of one year or longer who are comfortable with some degree of share-price fluctuation.

Thank you for your continued confidence in the Strong Ultra Short-Term Income Fund.

Thomas A. Sontag

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	2.77%
5-year	4.01%
10-year	4.93%
Since Fund Inception (11-25-88)	6.15%

Advisor Class[1,2]
1-year	2.49%
5-year	3.63%
10-year	4.56%
Since Fund Inception (11-25-88)	5.78%

Institutional Class[1,3]
1-year	3.26%
5-year	4.37%
10-year	5.11%
Since Fund Inception (11-25-88)	6.28%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[4]	2.66%

Advisor Class
30-day annualized yield[4]	2.29%

Institutional Class
30-day annualized yield[4]	3.02%
Average effective maturity[5]	0.7 years
Average quality rating[6]	AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[4]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03.
[5]	The Fund’s average effective maturity includes the effect of futures, swaps, and when-issued securities.
[6]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) 1-year Treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. The Lipper Ultra Short Obligation Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Citigroup index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Ultra Short-Term Municipal Income Fund

Your Fund’s Approach

The Strong Ultra Short-Term Municipal Income Fund seeks federal tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund’s average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the Alternative Minimum Tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 11-30-95 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.
The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the past year, the Fund provided investors with a higher level of income than a municipal money market fund, as measured by the Lipper Tax-Exempt Money Market Funds Average, while also keeping fluctuations in a share price range of two cents. The investment environment was quite volatile, with interest rates fluctuating considerably.

Our investment in lower-rated bonds had the greatest positive impact on our performance. As the economy showed signs of recovering, investors regained confidence in these bonds, and they performed well. A few lower-quality bonds did not experience this rebound, however, and hurt performance. Our efforts to broaden the Fund’s diversification over the past three years continued, helping to limit the impact of any single holding.

Municipals offered lower volatility

The past year presented us with some of the most volatile interest rate markets seen in recent history. The yields on short-term (two-year maturity) Treasuries rose by a small amount for the year. However, over the course of the period, their yields fluctuated in a relatively wide range. Short-term municipal bonds were much less volatile, though, and in fact their yields declined for the year. This behavior is in line with typical market patterns. Historically, municipal bonds offered less-volatile returns and also tended to perform well, relative to Treasuries, when interest rates were rising. Such was the case this year, as municipal bonds strongly outperformed Treasuries for the period.

The Federal Reserve did its part to rejuvenate the economy by cutting short-term interest rates by half a percentage point early in the period and another quarter point in June. These efforts had apparent impact, as economic growth rose sharply in the third quarter. This helped lower-quality municipals to perform very well in the second half of the period. We had exposure to these bonds, which benefited our performance.

Looking at sectors in the portfolio

With respect to individual sectors of the bond market, we emphasized healthcare and industrial development revenue/pollution control revenue (IDR/PCR) bonds. Healthcare-related bonds have performed well recently after a period of poor performance in late 1999, 2000, and 2001. We have maintained this position because the prices on short-term bonds in this sector continue to look attractive from a historical perspective. Within the IDR/PCR sector, the Fund’s holdings in investor-owned utilities performed well. This was an area that did very poorly in 2001 and much of 2002, but these bonds have recovered considerably as these utilities have shed their more speculative activities and returned to their core competencies.

A sector that detracted from performance early in the period but did well in the second half was tobacco bonds. Tobacco bonds — backed by settlement payments from the tobacco industry to individual states — came under pressure in April and again in July as investors grew concerned about the longer-term outlook for these bonds. We took the opportunity to expand our position in these bonds — and when investors’ concerns subsided, the sector started to perform very well.

Over the year, we slightly increased the Fund’s average credit quality. We reduced our exposure to non-investment-grade bonds and BBB-rated bonds, many of which had appreciated significantly in value. In their place, we purchased higher-quality bonds.

Planning for the year ahead

With the very strong recent economic growth reports, the question is whether this level of growth is sustainable, or if it simply represents a one-quarter blip, and growth will soon drop back to more modest levels. At this point, it is too early to know the answer. Until we get a better indication of just where the U.S. economy is headed, we intend to keep the Fund’s sensitivity to interest-rate changes close to the benchmark level. We also plan to continue to reduce our exposure to some of the lower-quality bonds that have performed strongly in recent months.

Thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Mary-Kay H. Bourbulas

Portfolio Co-Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	2.38%
3-year	2.80%
5-year	3.08%
Since Fund Inception (11-30-95)	3.80%

Advisor Class[1,2]
1-year	1.96%
3-year	2.42%
5-year	2.61%
Since Fund Inception (11-30-95)	3.31%

Institutional Class[1,3]
1-year	2.94%
3-year	3.14%
5-year	3.30%
Since Fund Inception (11-30-95)	3.94%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[4]	1.85%

Advisor Class
30-day annualized yield[4]	1.45%

Institutional Class
30-day annualized yield[4]	2.19%
Average effective maturity[5]	0.7 years
Average quality rating[6]	A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

The Fund’s income distributions may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[4]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Advisor Class shares, the advisor has temporarily waived expenses of 0.01%. Otherwise, the current yield would have been 1.44%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[5]	The Fund’s average effective maturity includes the effect of futures, swaps, and when-issued securities.
[6]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Florida Municipal Money Market Fund

Your Fund’s Approach

The Strong Florida Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity, with shares exempt from the Florida intangible personal property tax. The Fund is managed to provide attractive yields and a stable share price of $1.00.1 Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities issued by Florida and its political subdivisions, such as municipalities. Under normal conditions, it is expected that the Fund’s shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the federal Alternative Minimum Tax (AMT).

EQUIVALENT TAXABLE YIELDS

As of 10-31-03

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 0.70% is equivalent to a taxable yield of:
$56,801-114,650	$28,401-68,800	25.0%	0.93%
$114,651-174,700	$68,801-143,500	28.0%	0.97%
$174,701-311,950	$143,501-311,950	33.0%	1.04%
Over $311,950	Over $311,950	35.0%	1.08%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended October 31, 2003, the Fund’s performance relative to other state-specific municipal money market funds remained very strong, as measured by the Lipper Other States Tax-Exempt Money Market Funds Average. While we experienced the normal ebbs and flows of short-term, tax-exempt yields, on the whole, the overall direction of yields in our investment area was downward — marking the third consecutive year of this trend.

The Fed continued to cut rates

We began the period with the Federal Reserve’s Federal Open Market Committee (FOMC) cutting its federal funds target rate by 50 basis points (0.50%) to 1.25%. Short-term municipal yields quickly fell in response to the Fed’s action. That was followed by continued lackluster economic news and concerns over the war with Iraq. In June 2003, the Fed responded to these conditions with another easing (rate cut), bringing the federal funds rate to 1.0%. This marked the Fed’s thirteenth rate cut (and likely the last in this cycle) since January 2001, when the federal funds rate was 6.5%.

Economic news has suggested improving conditions since the last rate cut in most areas, though job creation was a notable exception. The period ended with a report that economic growth (as measured by gross domestic product) for the third quarter reached 8.2%, considerably stronger than had been anticipated. While we do not expect growth to be sustained at that pace for very long, conditions do appear conducive for continued economic growth. In this environment, the market for short-term municipal securities remained very attractive relative to taxable alternatives throughout most of the year.

Following a consistent strategy

We essentially followed the same strategies and techniques we have employed in previous periods. Our aim is to invest your money in securities that we believe represent the best relative value in the market at any given time. Among the factors we consider in selecting securities that have superior relative value is how we expect the security to perform over time compared with available alternatives.

We therefore continued to invest heavily in variable-rate municipal securities, which offered attractive yields compared with those available among fixed-rate securities. Variable-rate securities typically pay interest at a rate that is reset daily or weekly to reflect the current market rate, and they give the holder the right to sell the bond at par (or face) value upon a one-day or seven-day notice. As a result, these issues can provide attractive yields and also offer the Fund the flexibility to quickly take advantage of better values when opportunities arise. These variable-rate securities continued to offer a significant yield advantage over fixed-rate securities, even though municipalities increased their issuance of fixed-rate paper (a situation that could normally be expected to result in higher yields on the fixed-rate paper).

Our approach includes continuously monitoring the short-term municipal market for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add value by replacing bonds in the portfolio when we can identify a bond representing, in our judgment, a better value.

Florida’s service-based economy continued to show strength and resilience through the national economic downturn. However, an expanding population base leads to budgetary pressures for social programs and additional infrastructure needs. The state has been able to manage growth in the past as reflected in the State’s strong credit ratings of Aa2/AA+/AA by Moody’s, Standard & Poor’s, and Fitch, respectively.

Looking ahead

Even with the federal funds rate at its very low level of 1.0%, there does not appear to be any rush for the Fed to reverse course and raise rates anytime soon. In fact, the Fed has repeatedly conveyed the message that it is comfortable maintaining an accommodative policy stance (in other words, keeping rates low) “for a considerable period.”

That said, we believe the economy will continue to improve, and that at some point next year the Fed will raise rates — but only after giving ample warning to the markets. We believe it is likely that money fund yields have reached their low point. Now, the question facing the markets is: When will rates rise? We will continue to carefully monitor economic and market conditions to seek the answer to that question. We have positioned the Fund with enough flexibility to quickly take advantage of rising rates should they occur.

Thank you for your investment in the Strong Florida Municipal Money Market Fund.

John C. Bonnell

Portfolio Manager

Total Return

As of 10-31-03

Investor Class[2]
Since Fund Inception (11-29-02)	0.69%

Yield Summary3

As of 10-31-03

7-day current yield	0.70%
7-day effective yield	0.70%
Average effective maturity	10 days

The Fund’s income distributions may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

The Fund may be affected by unfavorable political, economic, or business-related developments in Florida, because the Fund invests significantly in municipal obligations of Florida issuers.

[1]	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
[2]	Performance is historical and does not represent future results. Investment returns vary. Current performance may be lower or higher than the quoted performance. Call us or visit www. Strong. com for the most current performance information. From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[3]	Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-03. Effective yields reflect the compounding of income. The Fund’s administrator temporarily absorbed 0.68% in expenses for the Fund. Otherwise, the Fund’s current yield would have been 0.02%, its effective yield would have been 0.02%, and returns would have been lower.

Strong Money Market Fund

Your Fund’s Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00.1 The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments, corporations, and banks and other financial institutions.

3-Month Treasury Bill Yields*

As of 10-31-03

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund’s yield declined over the past 12 months in response to a drop in short-term interest rates. The majority of the decline took place in the first 8 months, as the Federal Reserve lowered its benchmark federal funds rate by a surprise 0.50% in November 2002. This was followed by another 0.25% cut in June 2003, which brought the rate to 1.00%, where it stayed through the end of the period. As short-term rates declined in correlation with the federal funds rate, we were forced to reinvest maturing securities at these gradually declining rates. Short-term rates stabilized after the June rate cut, as did the Fund’s yield. Despite the recent decline in yield, the Fund continued to perform well relative to its peers, as measured by the Lipper Money Market Funds Index.

Interest rates remain low with economic uncertainty

The primary factor affecting the Fund’s performance was historically low short-term interest rates. When the Federal Reserve lowered the federal funds rate by 0.50% near the beginning of the period, yields on money market investments declined in concert. An uncertain economy, worries about deflation, unemployment concerns, and war in Iraq forced the Federal Reserve to keep the benchmark rate low in an attempt to spur a more rapid economic recovery.

Shortly following the Fed’s last rate cut in June, the economic data began to strengthen. An improving economy reduced investors’ enthusiasm for the security of government-backed notes and increased their appetite for risk. This led to greater demand for stocks and corporate bonds. Money market rates stabilized on the belief that the Fed was on hold for the foreseeable future.

Another factor affecting the performance of money market funds was the continued decline in the supply of commercial paper. Many companies that had been financing with short-term debt decided to strengthen their balance sheets by retiring commercial paper with cash flow. Others elected to refinance into attractively priced longer-term debt. The scarcity of commercial paper pushed yields down, forcing money market participants to readjust their yield requirements.

A disciplined approach

Over the past 12 months, we emphasized a high degree of diversification in the Fund. There were few opportunities to identify and capture relative value — that is, extra yield for a given level of creditworthiness. We were thus inclined to continue to spread the Fund’s assets across a wide range of securities.

Management of the Fund’s duration (a measure of interest-rate sensitivity very similar to average maturity) played a role in our strategy. We took steps to increase duration when the yields on issues maturing in 6 to 12 months were meaningfully above those of very short-term offerings. This strategy allowed the Fund to capture incremental yield while preserving portfolio credit quality.

A disciplined sector allocation strategy remained an important aspect of performance and risk management. We maintained commitments to the corporate commercial paper, asset-backed commercial paper, and government sponsored enterprise (GSE) markets. We were able to add incremental yield through selective purchase of taxable municipal securities, while keeping the Fund’s average effective maturity at target level.

The outlook ahead

We anticipate that stronger economic growth and decreasing unemployment will eventually require the Federal Reserve to raise short-term rates. We will continue to monitor the economic recovery carefully, and we intend to position the Fund to benefit from a shift to higher yields.

We thank you for your investment in the Strong Money Market Fund. We look forward to helping you pursue your important financial goals in the months and years ahead.

Jay N. Mueller

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[2]
1-year	0.68%
5-year	3.38%
10-year	4.27%
Since Fund Inception (10-22-85)	5.21%

Yield Summary3

As of 10-31-03

7-day current yield	0.49%
7-day effective yield	0.49%
Average effective maturity	69 days

[1]	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
[2]	Performance is historical and does not represent future results. Investment returns vary. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[3]	Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-03. Effective yields reflect the compounding of income. The Fund’s administrator temporarily absorbed 0.32% in expenses for the Fund. Otherwise, the Fund’s current yield would have been 0.17%, its effective yield would have been 0.17%, and returns would have been lower.
*	Mean of 3-Month Treasury Bill Yields.

Strong Municipal Money Market Fund

Your Fund’s Approach

The Strong Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00.1 Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).

EQUIVALENT TAXABLE YIELDS

As of 10-31-03

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 0.78% is equivalent to a taxable yield of:
$56,801-114,650	$28,401-68,800	25.0%	1.04%
$114,651-174,700	$68,801-143,500	28.0%	1.08%
$174,701-311,950	$143,501-311,950	33.0%	1.16%
Over $311,950	Over $311,950	35.0%	1.20%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended October 31, 2003, the Fund’s performance relative to the universe of tax-exempt money market funds remained very strong, as measured by the Lipper Tax-Exempt Money Market Funds Index. While we experienced the normal ebbs and flows of short-term, tax-exempt yields, the average seven-day yield was 0.91% this year, down from 1.40% last year. For the third consecutive year, the level of short-term interest rates continued to decline.

The Fed continued to cut rates

We began the period with the Federal Reserve’s Federal Open Market Committee (FOMC) cutting its federal funds target rate by 50 basis points (0.50%) to 1.25%. Short-term municipal yields quickly fell in response to the Fed’s action. That was followed by continued lackluster economic news and concerns over the war with Iraq. In June 2003, the Fed responded to these conditions with another easing (rate cut), bringing the federal funds rate to 1.0%. This marked the Fed’s thirteenth rate cut (and likely the last in this cycle) since January 2001, when the federal funds rate was 6.5%.

Economic news has suggested improving conditions since the last rate cut in most areas, though job creation was a notable exception. The period ended with a report that economic growth (as measured by gross domestic product) for the third quarter reached 8.2%, considerably stronger than had been anticipated. While we do not expect growth to be sustained at that pace for very long, conditions do appear conducive for continued economic growth. In this environment, the market for short-term municipal securities remained very attractive relative to taxable alternatives throughout most of the year.

Following a consistent strategy

We essentially followed the same strategies and techniques we have employed in previous periods. Our aim is to invest your money in securities that we believe represent the best relative value in the market at any given time. Among the factors we consider in selecting securities that have superior relative value is how we expect the security to perform over time compared with available alternatives.

We therefore continued to invest heavily in variable-rate municipal securities, which offered attractive yields compared with those available among fixed-rate securities. Variable-rate securities typically pay interest at a rate that is reset daily or weekly to reflect the current market rate, and give the holder the right to sell the bond at par (or face) value upon a one-day or seven-day notice. As a result, these issues can provide attractive yields and also offer the Fund the flexibility to quickly take advantage of better values when opportunities arise. These variable-rate securities continued to offer a significant yield advantage over fixed-rate securities, even though municipalities increased their issuance of fixed-rate paper (a situation that could normally be expected to result in higher yields on the fixed-rate paper).

Our approach includes continuously monitoring the short-term municipal market for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add value by replacing bonds in the portfolio when we can identify a bond representing, in our judgment, a better value.

Looking ahead

Even with the federal funds rate at its very low level of 1.0%, there does not appear to be any rush for the Fed to reverse course and raise rates anytime soon. In fact, the Fed has repeatedly conveyed the message that it is comfortable maintaining an accommodative policy stance (in other words, keeping rates low) “for a considerable period.”

That said, we believe the economy will continue to improve, and that at some point next year the Fed will raise rates — but only after giving ample warning to the markets. We believe it is likely that money fund yields have reached their low point. Now, the question facing the markets is: When will rates rise? We will continue to carefully monitor economic and market conditions to seek the answer to that question. We have positioned the Fund with enough flexibility to quickly take advantage of rising rates, should they occur.

Thank you for your investment in the Strong Municipal Money Market Fund.

John C. Bonnell

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[2]
1-year	0.92%
5-year	2.61%
10-year	3.06%
Since Fund Inception (10-23-86)	3.76%

Yield Summary3

As of 10-31-03

7-day current yield	0.78%
7-day effective yield	0.78%
Average effective maturity	28 days

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

[1]	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
[2]	Performance is historical and does not represent future results. Investment returns vary. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[3]	Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-03. Effective yields reflect the compounding of income.

Strong Tax-Free Money Fund

Your Fund’s Approach

The Strong Tax-Free Money Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00.1 The Fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

EQUIVALENT TAXABLE YIELDS

As of 10-31-03

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 0.88% is equivalent to a taxable yield of:
$56,801-114,650	$28,401-68,800	25.0%	1.17%
$114,651-174,700	$68,801-143,500	28.0%	1.22%
$174,701-311,950	$143,501-311,950	33.0%	1.31%
Over $311,950	Over $311,950	35.0%	1.35%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended October 31, 2003, the Fund’s performance relative to the universe of tax-exempt money market funds remained very strong, as measured by the Lipper Tax-Exempt Money Market Funds Index. While we experienced the normal ebbs and flows of short-term, tax-exempt yields, the average seven-day yield was 1.0% this year, down from 1.39% last year. For the third consecutive year, the level of short-term interest rates continued to decline.

The Fed continued to cut rates

We began the period with the Federal Reserve’s Federal Open Market Committee (FOMC) cutting its federal funds target rate by 50 basis points (0.50%) to 1.25%. Short-term municipal yields quickly fell in response to the Fed’s action. That was followed by continued lackluster economic news and concerns over the war with Iraq. In June 2003, the Fed responded to these conditions with another easing (rate cut), bringing the federal funds rate to 1.0%. This marked the Fed’s thirteenth rate cut (and likely the last in this cycle) since January 2001, when the federal funds rate was 6.5%.

Economic news has suggested improving conditions since the last rate cut in most areas, though job creation was a notable exception. The period ended with a report that economic growth (as measured by gross domestic product)

for the third quarter reached 8.2%, considerably stronger than had been anticipated. While we do not expect growth to be sustained at that pace for very long, conditions do appear conducive for continued economic growth. In this environment, the market for short-term municipal securities remained very attractive relative to taxable alternatives throughout most of the year.

Following a consistent strategy

We essentially followed the same strategies and techniques we have employed in previous periods. Our aim is to invest your money in securities that we believe represent the best relative value in the market at any given time. Among the factors we consider in selecting securities that have superior relative value is how we expect the security to perform over time compared with available alternatives.

We therefore continued to invest heavily in variable-rate municipal securities, which offered attractive yields compared with those available among fixed-rate securities. Variable-rate securities typically pay interest at a rate that is reset daily or weekly to reflect the current market rate, and they give the holder the right to sell the bond at par (or face) value upon a one-day or seven-day notice. As a result, these issues can provide attractive yields and also offer the Fund the flexibility to quickly take advantage of better values when opportunities arise. These variable-rate securities continued to offer a significant yield advantage over fixed-rate securities, even though municipalities increased their issuance of fixed-rate paper (a situation that could normally be expected to result in higher yields on the fixed-rate paper).

Our approach includes continuously monitoring the short-term municipal market for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add value by replacing bonds in the portfolio when we can identify a bond representing, in our judgment, a better value.

Looking ahead

Even with the federal funds rate at its very low level of 1.0%, there does not appear to be any rush for the Fed to reverse course and raise rates anytime soon. In fact, the Fed has repeatedly conveyed the message that it is comfortable maintaining an accommodative policy stance (in other words, keeping rates low) “for a considerable period.”

That said, we believe the economy will continue to improve, and that at some point next year the Fed will raise rates — but only after giving ample warning to the markets. We believe it is likely that money fund yields have reached their low point. Now, the question facing the markets is: When will rates rise? We will continue to carefully monitor economic and market conditions to seek the answer to that question. We have positioned the Fund with enough flexibility to quickly take advantage of rising rates, should they occur.

Thank you for your investment in the Strong Tax-Free Money Fund.

John C. Bonnell

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[2]
1-year	1.01%
Since Fund Inception (12-15-00)	1.80%

Yield Summary3

As of 10-31-03

7-day current yield	0.88%
7-day effective yield	0.88%
Average effective maturity	36 days

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

[1]	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
[2]	Performance is historical and does not represent future results. Investment returns vary. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[3]	Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-03. Effective yields reflect the compounding of income. The Fund’s administrator temporarily absorbed 0.28% in expenses for the Fund. Otherwise, the Fund’s current yield would have been 0.60%, its effective yield would have been 0.60%, and returns would have been lower.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity, “a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2003

STRONG HERITAGE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Commercial Paper 60.4%
Alaska HFC	$15,200,000	1.07%	11/03/03	$15,199,096
Alpine Securitization Corporation (b) (j)	2,900,000	1.05	11/04/03	2,899,746
	11,600,000	1.05	11/07/03	11,597,970
Amstel Funding Corporation (b) (j)	2,847,000	1.06	11/05/03	2,846,665
Atlantis One Funding Corporation (b) (j)	9,400,000	1.05	11/13/03	9,396,710
	5,007,000	1.06	11/06/03	5,006,263
BP Trinidad and Tobago LLC (b) (j)	5,000,000	1.07	11/25/03	4,996,433
Barton Capital Corporation (b) (j)	7,000,000	1.04	11/10/03	6,998,180
	6,900,000	1.05	11/07/03	6,898,792
Beta Finance Inc. (b) (j)	5,000,000	1.04	11/14/03	4,998,122
	3,791,000	1.05	11/10/03	3,790,005
	5,500,000	1.05	12/01/03	5,495,187
CXC, Inc. (b) (j)	14,600,000	1.06	11/12/03	14,595,271
California PCFA Environmental Improvement Revenue (j)	14,500,000	1.09	12/01/03	14,500,000
Citigroup Global Markets Inc.	2,730,000	1.04	11/05/03	2,729,685
Compass Securitization LLC (b) (j)	12,000,000	1.05	11/18/03	11,994,050
	2,320,000	1.06	11/12/03	2,319,249
Credit Suisse First Boston USA, Inc. (b)	9,900,000	1.05	11/19/03	9,894,802
Danske Corporation, Series A (j)	6,000,000	1.04	11/24/03	5,996,013
	8,215,000	1.05	11/12/03	8,212,381
Delaware Funding Corporation (b) (j)	12,000,000	1.05	11/18/03	11,994,050
	1,900,000	1.05	11/21/03	1,898,892
Den Norske Bank	7,000,000	1.05	12/02/03	6,993,671
	3,300,000	1.06	11/04/03	3,299,709
Duke University	12,071,000	1.06	11/14/03	12,066,379
Erasmus Capital Corporation (b) (j)	2,500,000	1.05	11/07/03	2,499,563
Eureka Securitization, Inc. (b) (j)	12,000,000	1.05	12/02/03	11,989,150
	1,208,000	1.06	12/01/03	1,206,933
Fortis Finance NV (b) (j)	9,000,000	1.04	11/06/03	8,998,700
Fountain Square Commercial Corporation (b)	12,000,000	1.06	11/20/03	11,993,287
Gulf Coast IDA Environmental Facilities Revenue (j)	2,500,000	1.08	11/06/03	2,500,000
	10,000,000	1.10	11/03/03	10,000,000
Gulf Coast Waste Disposal Authority PCR (j)	14,500,000	1.08	11/06/03	14,500,000
KZH-KMS Corporation (b) (j)	4,000,000	1.05	11/19/03	3,997,900
	10,000,000	1.07	11/17/03	9,995,244
Kitty Hawk Funding Corporation (b) (j)	4,101,000	1.05	11/05/03	4,100,522
	1,785,000	1.05	11/06/03	1,784,740
	1,037,000	1.05	11/21/03	1,036,395
Liberty Street Funding Corporation (b) (j)	3,299,000	1.06	11/07/03	3,298,417
	1,055,000	1.07	11/13/03	1,054,624
Long Island College Hospital (j)	10,000,000	1.10	11/12/03	9,996,639
Market Street Funding Corporation (b) (j)	10,000,000	1.06	11/19/03	9,994,700
	4,125,000	1.07	11/20/03	4,122,671
Marshall & Ilsley Corporation	8,000,000	1.05	11/25/03	7,994,400
	4,800,000	1.06	12/01/03	4,795,760
Morgan Stanley, Dean Witter & Company	13,000,000	1.05	11/17/03	12,993,933
Nieuw Amsterdam Receivables Corporation (b) (j)	5,200,000	1.06	11/18/03	5,197,397
	5,000,000	1.06	11/24/03	4,996,614
	4,500,000	1.07	11/06/03	4,499,331
Oakland-Alameda County, California Coliseum Authority Lease Revenue (j)	15,200,000	1.12	11/03/03	15,200,000
	14,900,000	1.13	12/01/03	14,900,000
Old Line Funding Corporation (b) (j)	1,867,000	1.05	11/10/03	1,866,510
	1,120,000	1.05	11/13/03	1,119,608
	4,500,000	1.05	11/20/03	4,497,506
	3,298,000	1.06	12/08/03	3,294,407
Purdue Research Foundation (j)	4,000,000	1.13	12/01/03	4,000,000
Royal Bank of Scotland PLC	4,000,000	1.06	11/03/03	3,999,764
Sheffield Receivables Corporation (b) (j)	14,000,000	1.05	11/21/03	13,991,833
	500,000	1.10	11/03/03	499,969
Society of New York Hospital Fund, Inc. (j)	9,509,000	1.11	11/12/03	9,505,775
Steamboat Funding Corporation (b) (j)	2,868,000	1.06	11/04/03	2,867,747
	10,000,000	1.06	11/07/03	9,998,233

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Svenska Handelsbank, Inc. (j)	$5,900,000	1.05%	12/02/03	$5,894,665
Swedbank Foreningssparbanken AB	2,869,000	1.05	11/05/03	2,868,665
Sydney Capital, Inc. (b) (j)	14,600,000	1.06	11/07/03	14,597,421
Tasman Funding, Inc. (b) (j)	7,390,000	1.06	11/06/03	7,388,908
	5,200,000	1.06	11/17/03	5,197,550
	2,120,000	1.07	11/14/03	2,119,181
Three Pillars Funding Corporation (b) (j)	14,300,000	1.07	11/17/03	14,293,200
Thunder Bay Funding, Inc. (b) (j)	8,696,000	1.06	11/04/03	8,695,232
	5,256,000	1.06	11/18/03	5,253,369
Ticonderoga Funding LLC (b) (j)	14,700,000	1.05	12/04/03	14,685,851
Toyota Credit de Puerto Rico, Inc.	2,900,000	1.05	11/10/03	2,899,239
	3,012,000	1.06	11/03/03	3,011,823
	6,881,000	1.06	11/04/03	6,880,392
	2,000,000	1.06	12/05/03	1,997,998
Triple-A-One Funding Corporation (b) (j)	7,900,000	1.05	11/07/03	7,898,618
	3,000,000	1.05	11/21/03	2,998,250
	3,503,000	1.06	11/17/03	3,501,350
Tulip Funding Corporation (b) (j)	14,000,000	1.06	11/03/03	13,999,180
Variable Funding Capital Corporation (b) (j)	3,600,000	1.05	11/04/03	3,599,685
Waterfront Funding Corporation (b) (j)	10,419,000	1.07	11/17/03	10,414,045
Windmill Funding Corporation (b) (j)	7,250,000	1.05	11/13/03	7,247,463
	7,000,000	1.05	11/18/03	6,996,529
Yorkshire Building Society	12,800,000	1.06	11/10/03	12,796,608
	2,000,000	1.06	11/21/03	1,998,822

Total Commercial Paper				593,139,637

Corporate Obligations 0.4%
Bank One Corporation Medium-Term Floating Rate Senior Notes, 1.00%, Due 11/07/03	4,000,000	1.30	11/07/03	4,000,127

Total Corporate Obligations				4,000,127

Taxable Variable Rate Put Bonds 22.3%
Alameda, California Public Finance Authority Revenue	6,500,000	1.30	11/06/03	6,500,000
Alaska HFC	15,700,000	1.10	11/06/03	15,700,000
Arbor Properties, Inc.	5,670,000	1.22	11/05/03	5,670,000
Botsford General Hospital Revenue	4,160,000	1.15	11/03/03	4,160,000
Brooks County, Georgia Development Authority IDR - Langboard, Inc. Project	5,000,000	1.12	11/06/03	5,000,000
CEI Capital LLC	7,865,000	1.12	11/06/03	7,865,000
Colorado HFA	46,615,000	1.10	11/05/03	46,615,000
Convenience Holding Company LLC	4,890,000	1.17	11/06/03	4,890,000
Cornerstone Funding Corporation I, Series 2001A	15,851,000	1.18	11/06/03	15,851,000
Cornerstone Funding Corporation I, Series 2003D	2,500,000	1.15	11/06/03	2,500,000
Denver, Colorado City and County Airport Revenue Refunding	7,500,000	1.10	11/05/03	7,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	11,000,000	1.17	11/06/03	11,000,000
Franklin Avenue Associates LP	6,000,000	1.17	11/03/03	6,000,000
LP Pinewood SPV LLC (f)	14,700,000	1.12	11/06/03	14,700,000
Los Angeles, California Community Redevelopment Agency Refunding	15,000,000	1.14	11/05/03	15,000,000
New Jersey EDA EDR - MSNBC/CNBC Project	4,800,000	1.10	11/03/03	4,800,000
Sea Island Company & Sea Island Coastal Properties LLC	10,000,000	1.17	11/06/03	10,000,000
Vancouver Clinic Building LLC	7,000,000	1.10	11/06/03	7,000,000
Wake Forest University	6,150,000	1.14	11/06/03	6,150,000
Waukesha Health System, Inc.	3,000,000	1.10	11/06/03	3,000,000
Wells Fargo Bank North America, Tranche #116	14,400,000	1.06	11/26/03	14,399,823
Willacoochie, Georgia Development Authority PCR	4,800,000	1.15	11/05/03	4,800,000

Total Taxable Variable Rate Put Bonds				219,100,823

United States Government & Agency Issues 15.0%
FHLMC Notes:
1.25%, Due 8/27/04	10,000,000	1.25	8/27/04	10,000,000
1.40%, Due 11/03/04	15,000,000	1.40	11/03/04	15,000,000
1.40%, Due 11/09/04	5,000,000	1.40	11/09/04	5,000,000
1.45%, Due 9/14/04	10,000,000	1.45	9/14/04	10,000,000
1.47%, Due 11/29/04	5,000,000	1.52	11/29/04	4,997,545
1.50%, Due 11/16/04	5,000,000	1.50	11/16/04	5,000,000

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
FNMA Notes:
1.03%, Due 7/26/04	$15,000,000	1.03%	7/26/04	$15,000,000
1.06%, Due 7/20/04	15,000,000	1.06	7/20/04	15,000,000
1.18%, Due 7/27/04	15,000,000	1.18	7/27/04	15,000,000
1.20%, Due 8/17/04	15,000,000	1.20	8/17/04	15,000,000
1.25%, Due 8/27/04	5,000,000	1.25	8/27/04	4,999,915
1.50%, Due 9/24/04	5,000,000	1.50	9/24/04	5,000,000
Federal Home Loan Bank Notes:
1.30%, Due 6/28/04	20,000,000	1.30	6/28/04	20,000,000
1.52%, Due 11/26/04	8,000,000	1.52	11/26/04	8,000,000

Total United States Government & Agency Issues				147,997,460

Repurchase Agreements 3.9%
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase proceeds $38,138,337); Collateralized by: United States Government & Agency Issues (h)	38,135,000	1.05	11/03/03	38,135,000

Total Repurchase Agreements				38,135,000

Total Investments in Securities 102.0%				1,002,373,047
Other Assets and Liabilities, Net (2.0%)				(19,988,031)

Net Assets 100.0%				$982,385,016

STRONG ULTRA SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 24.7%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$8,115,000	$8,520,149
Allfirst Preferred Capital Trust Subordinated Floating Rate Capital Trust Enhanced Securities, 2.65%, Due 7/15/29	5,000,000	4,962,900
Allied Waste North America, Inc. Senior Notes, Series B, 7.625%, Due 1/01/06	2,895,000	3,075,938
Altria Group, Inc. Notes, 6.375%, Due 2/01/06	1,500,000	1,560,179
American Standard, Inc. Senior Notes, 7.375%, Due 4/15/05	2,000,000	2,125,000
Avis Group Holdings, Inc. Senior Subordinated Notes, 11.00%, Due 5/01/09	1,810,000	2,002,313
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	9,820,000	10,212,800
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	4,825,000	5,060,219
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	4,245,000	4,408,246
Cendant Corporation Notes, 6.875%, Due 8/15/06	4,535,000	4,987,257
Centerpoint Energy Corporation Notes, 8.125%, Due 7/15/05	4,825,000	5,195,743
Central Fidelity Capital Trust I Floating Rate Notes, Series A, 2.15%, Due 4/15/27	7,500,000	7,417,748
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	5,820,000	6,578,666
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06	14,645,000	15,811,020
Comcast Corporation Senior Notes, 8.375%, Due 11/01/05	5,775,000	6,402,136
Comcast Corporation Senior Subordinated Notes, 10.50%, Due 6/15/06	$1,000,000	$1,169,654
Commonwealth Bank of Australia Subordinated Yankee Floating Rate Notes, Series B, 1.765%, Due 6/01/10	7,000,000	7,022,638
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	5,235,000	5,987,102
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	10,000,000	10,347,000
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	3,850,000	4,349,160
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08	7,500,000	7,801,410
D. R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	1,205,000	1,319,475
DaimlerChrysler North America Holding Corporation Notes:
7.75%, Due 6/15/05	4,825,000	5,201,915
Tranche #31, 3.40%, Due 12/15/04	7,760,000	7,809,796
Deutsche Telekom International Finance Notes, 8.25%, Due 6/15/05	10,036,000	10,970,061
Walt Disney Company Notes, 7.30%, Due 2/08/05	9,280,000	9,897,157
Echostar DBS Corporation Senior Notes, 10.375%, Due 10/01/07	4,820,000	5,344,175
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	4,485,000	4,688,888
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08	3,840,000	3,821,004
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	1,750,000	1,771,716
First Maryland Capital I Variable Rate Subordinated Capital Income Securities, 2.15%, Due 1/15/27	19,500,000	18,635,429

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ford Motor Credit Company Notes, 6.875%, Due 2/01/06	$15,690,000	$16,429,548
France Telecom Variable Rate Yankee Notes, 8.45%, Due 3/01/06	9,680,000	10,847,737
GPU, Inc. Debentures, 7.70%, Due 12/01/05	8,690,000	9,395,880
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07	39,985,000	42,914,101
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	14,000,000	14,934,472
HCA, Inc. Notes, 7.125%, Due 6/01/06	5,000,000	5,358,435
HSB Capital I Floating Rate Securities, Series B, 2.06%, Due 7/15/27	9,000,000	8,590,626
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	4,500,000	4,876,875
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	4,600,000	4,937,175
Household Finance Corporation Senior Notes, 8.875%, Due 2/15/06	6,275,000	7,103,815
Huntington Capital I Variable Rate Capital Income Securities, 1.86%, Due 2/01/27	2,000,000	1,788,126
Johnson Controls, Inc. Notes, 5.00%, Due 11/15/06	4,820,000	5,133,676
Kroger Company Senior Notes, 7.375%, Due 3/01/05	5,575,000	5,956,653
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	4,835,000	5,221,800
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	5,820,000	6,717,444
Lilly Del Mar, Inc. Floating Rate Capital Securities, 2.3413%, Due 8/05/29 (b)	24,500,000	24,452,887
MGM Mirage, Inc. Senior Notes, 6.95%, Due 2/01/05	10,750,000	11,274,063
Mandalay Resort Group Debentures, 6.70%, Due 11/15/96	3,000,000	3,000,000
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	6,675,000	6,895,776
Morgan Guaranty Trust Company Floating Rate Notes, Series C, 3.60%, Due 7/27/05 (i)	18,500,000	1,850,000
Morgan Stanley Notes, 5.80%, Due 4/01/07	10,500,000	11,467,795
NTC Capital I Floating Rate Bonds, 1.67%, Due 1/15/27	820,000	767,004
NTC Capital Trust II Floating Rate Capital Securities, 1.74%, Due 4/15/27	12,305,000	11,487,270
NWA Trust Structured Enhanced Return Trusts 1998 Floating Rate Notes, 4.36%, Due 4/15/11 (Acquired 4/06/98; Cost $2,540,000) (b) (i)	2,500,000	1,500,000
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	4,800,000	5,152,310
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	7,000,000	7,678,783
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	4,825,000	5,208,317
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	4,825,000	5,343,688
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	4,830,000	5,137,913
Pioneer Natural Resources Company Senior Notes, 6.50%, Due 1/15/08	6,700,000	7,201,957
Raytheon Company Notes:
6.30%, Due 3/15/05	7,300,000	7,679,914
6.50%, Due 7/15/05	6,000,000	6,425,682
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/05	$9,700,000	$10,573,271
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	4,850,000	5,760,621
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05	11,935,000	12,790,285
Star Capital Trust I Floating Rate Securities, 1.905%, Due 6/15/27	5,000,000	4,801,055
SunTrust Capital III Floating Rate Bonds, 1.79%, Due 3/15/28	4,500,000	4,226,810
TCI Communications, Inc. Senior Notes:
7.25%, Due 8/01/05	8,418,000	9,018,195
8.00%, Due 8/01/05	4,280,000	4,675,035
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	5,790,000	6,831,656
Time Warner, Inc. Notes, 7.75%, Due 6/15/05	3,245,000	3,518,278
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	7,500,000	7,966,148
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	5,815,000	6,251,125
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	6,677,000	8,019,157
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	7,725,000	8,005,031
Tyson Foods, Inc. Notes, 6.75%, Due 6/01/05	4,850,000	5,120,766
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	4,850,000	5,191,071
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	7,100,000	7,077,245
Weyerhauser Company Notes, 5.50%, Due 3/15/05	5,000,000	5,211,305

Total Corporate Bonds (Cost $593,516,604)		582,223,670

Non-Agency Mortgage & Asset-Backed Securities 43.8%
ABN AMRO Mortgage Corporation Pass-Thru Certificates, Series 1999-2, Class I-A2, 6.30%, Due 4/25/29	3,482,550	3,496,683
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	18,534,701	18,815,846
Airplanes Pass-Thru Trust Floating Rate Subordinated Refinancing Certificates, Series 1R, Class B, 1.87%, Due 3/15/19 (i)	20,344,033	11,351,427
American Housing Trust Mortgage Pass-Thru Certificates, Series IX, Class G, 8.75%, Due 6/25/21	3,392,231	3,458,522
Asset Backed Securities Corporation Bank One Variable Rate Mortgage-Backed Pass-Thru Certificates, Series 2000-2, Class 2A, 4.0794%, Due 3/15/30	1,319,884	1,331,249
Asset Backed Securities Corporation Home Equity Loan Trust Interest Only Certificates, 4.00%, Due 5/25/06 (f)	29,000,000	1,346,180
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates:
Series 1995-D1, Class A1, 7.59%, Due 7/11/27	5,609,237	5,999,088
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	7,087,809	7,634,537
Series 1996-MD6, Class A-1B, 6.88%, Due 11/13/29	23,637,000	23,677,483

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Bank of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.5255%, Due 5/11/35 (b)	$37,285,294	$3,517,879
Bank of America Mortgage Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-G, Class A-2, 5.5718%, Due 11/25/31	3,919,743	3,998,300
Series 2002-E, Class A-1, 7.0024%, Due 6/20/31	3,524,227	3,595,813
Series 2002-G, Class 2-A-1, 6.6789%, Due 7/20/32	6,245,419	6,358,060
Bear Stearns Asset Backed Securities Trust Interest Only Asset-Backed Certificates, Series 2003-AC2, Class AIO, 5.00%, Due 10/25/05	20,125,000	1,559,688
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Due 6/25/29 (Acquired 7/11/03; Cost $14,316,423) (b) (i)	15,230,237	14,316,423
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 1.77%, Due 3/25/34 (f)	9,617,000	9,617,000
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates:
Series 2000-FL2, Class B, 1.47%, Due 4/15/11 (b)	4,200,000	4,202,712
Series 2000-FL2A, Class C, 1.77%, Due 4/15/11 (b)	16,425,000	16,435,261
Series 2000-FL3A, Class KHS, 2.57%, Due 11/15/12 (Acquired 3/12/01; Cost $2,654,038) (b) (i)	2,654,038	2,468,255
Series 2000-FL3A, Class LHS, 2.72%, Due 11/15/12 (Acquired 3/12/01; Cost $10,166,611) (b) (i)	10,188,899	9,170,009
CWMBS, Inc. Mortgage Pass-Thru Certificates:
Series 2001-25, Class 2A1, 6.00%, Due 1/25/17	3,487,446	3,517,776
Series 2002-3, Class 1A3, 5.50%, Due 5/25/32	544,733	545,203
Series 2002-12, Class 1A24, 6.50%, Due 5/25/19	7,308,940	7,322,491
Series 2002-19, Class 1A12, 5.75%, Due 11/25/32	1,747,868	1,747,235
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 6.1228%, Due 6/19/31	4,308,062	4,391,531
Series 2002-HYB2, Class 1-A-1, 4.8479%, Due 9/19/32	8,814,593	8,960,451
California Federal Bank Adjustable Rate Mortgage Pass-Thru Certificates, Series 1990-BN1, Class A, 4.9148%, Due 12/25/30 (i)	284,561	284,466
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.92%, Due 2/15/11 (f)	10,000,000	10,000,000
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.72%, Due 5/25/33	7,400,000	7,400,000
Chase Mortgage Finance Corporation Pass-Thru Certificates, Series 2002-S7, Class 1A2, 6.50%, Due 2/25/27	368,303	368,159
Citicorp Mortgage Securities, Inc. Real Estate Mortgage Investment Conduit Variable Rate Pass-Thru Certificates, Series 1992-7, Class A-1, 3.202%, Due 3/25/22	$1,096,827	$1,090,019
Citigroup Mortgage Securities, Inc. Pass-Thru Certificates:
Series 2001-3, Class A-1, 6.75%, Due 3/25/16	3,062,123	3,075,049
Series 2002-11, Class IA-1, 6.00%, Due 11/25/32	2,253,523	2,251,799
Series 2002-11, Class IA-45, 5.00%, Due 11/25/32	2,224,528	2,222,548
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 1.89%, Due 3/25/11 (b)	3,565,342	3,565,342
Collateralized Mortgage Obligation Trust Bonds, Series 66, Class Z, 8.00%, Due 9/20/21	1,292,584	1,293,957
Commercial Mortgage Acceptance Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-ML1, Class A-1, 6.50%, Due 12/15/30	6,726,491	6,948,014
Commercial Resecuritization Trust Floating Rate Bonds, Series 2001-ABC2, Class A2, 2.27%, Due 2/21/13 (Acquired 2/23/01 - 4/02/02; Cost $18,459,375) (b) (i)	18,500,000	18,291,875
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (i)	4,767,710	1,490
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	22,639,441	23,845,931
Credit Suisse First Boston Mortgage Securities Corporation IndyMac Manufactured Housing Pass-Thru Certificates, Series 1998-1, Class A-3, 6.37%, Due 9/25/28	5,713,556	5,761,915
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Pass-Thru Certificates:
Series 2001-CKN5, Class ACP, 1.9364%, Due 9/15/34 (b)	90,200,000	7,971,479
Series 2001-CF2, Class A-CP, 1.1664%, Due 2/15/34 (Acquired 7/09/03; Cost $4,125,938) (b) (i)	81,000,000	3,822,188
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2001-CK6, Class A, 0.9332%, Due 12/15/08	100,000,000	4,281,250
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 3.33%, Due 12/28/37	5,463,224	5,463,224
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 5.3591%, Due 12/19/39	6,412,483	6,548,748

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2003-6, Class M1, 1.82%, Due 2/25/34	$12,000,000	$12,000,000
Series 2003-TFLA, Class E, 1.9633%, Due 4/15/13 (f)	4,000,000	3,946,296
Series 2003-TFLA, Class F, 1.9633%, Due 4/15/13 (f)	3,000,000	2,936,505
DLJ Commercial Mortgage Corporation Variable Rate Pass-Thru Certificates:
Series 1998-ST2A, Class A2, 1.97%, Due 11/05/08 (b)	2,240,024	2,239,324
Series 1998-ST2A, Class A3, 2.17%, Due 11/05/08 (b)	9,339,156	9,199,068
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 1990-2, Class A, 3.791%, Due 1/25/22 (i)	1,505,851	1,499,130
Series 1991-3, Class A1, 3.3871%, Due 2/20/21 (i)	290,916	290,825
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 1.6369%, Due 11/10/30 (b)	18,500,000	18,407,500
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/28/31 (i)	187,533,145	5,813,528
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	35,949,978	36,208,368
Equipment Pass-Thru Investment Certificates Trust Floating Rate Senior Certificates:
Series 1996-1, Class A, 10.00%, Due 9/25/09 (Acquired 6/14/96; Cost $4,030,420) (b) (i)	4,030,420	2,418,252
Series 1996-1, Class B, 3.5075%, Due 9/25/09 (Acquired 7/01/96; Cost $4,843,438) (b) (i)	4,843,438	484,344
Series 1996-1, Class C, 10.00%, Due 9/25/09 (Acquired 6/28/96; Cost $1,334,684) (b) (i)	1,314,960	0
FDIC Real Estate Mortgage Investment Conduit Trust Mortgage Pass-Thru Certificates, Series 1996-C1, Class 1B, 7.125%, Due 5/25/26	1,123,653	1,123,653
FEP Receivables Participation Funding LP Floating Rate Notes, Series 2002-2A, Class A, 2.72%, Due 6/18/12	13,292,986	13,280,524
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2000-FF1, Class M1, 1.67%, Due 9/25/30	5,736,000	5,744,145
First Horizon Mortgage Pass-Thru Trust Certificates, Series 2002-8, Class IA1, 6.00%, Due 1/25/33	3,838,937	3,847,563
First Plus Home Loan Owner Trust Asset-Backed Bonds, Series 1998-3, Class A7, 6.95%, Due 10/10/22	4,845,800	4,946,219
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 1.71%, Due 11/16/07 (b)	5,000,000	4,959,400
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates:
Series 2001-1, Class X-2, 0.9536%, Due 5/15/33 (b)	$140,073,600	$5,503,492
Series 2001-2, Class X-2, 1.013%, Due 8/11/33 (b)	181,365,889	8,983,279
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.6868%, Due 4/15/34 (b)	131,400,000	4,490,725
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	9,651,623	10,545,082
GMACM Home Equity Loan Trust Loan-Backed Interest Only Notes, Series 2001-HE4, Class A-IO, 8.00%, Due 4/25/27	61,129,000	1,958,038
GS Mortgage Securities Corporation II Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-CCT, Class C, 1.72%, Due 12/15/09 (b)	5,360,000	5,289,221
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2002-7, Class A3, 4.78%, Due 10/25/31	8,942,884	8,900,871
GSMPS Mortgage Loan Trust Mortgage Partnership Securities, Series 2003-3, Class A2, 7.50%, Due 7/25/43	10,265,000	11,115,070
GSR Mortgage Loan Trust Adjustable Rate Pass-Thru Certificates:
Series 2002-2, Class A1-D, 6.016%, Due 5/25/32	6,538,598	6,581,491
Series 2002-4, Class A1-B, 4.826%, Due 4/25/32	4,657,476	4,646,100
GSR Mortgage Loan Trust Pass-Thru Certificates, Series 2002-1, Class A-1, 5.7561%, Due 3/25/32	3,278,599	3,319,581
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	5,000,000	5,325,425
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates:
Series 1998-E, Class M-1, 6.93%, Due 7/15/28	20,000,000	20,000,000
Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,759,360
Greenwich Capital Trust I Variable Rate Pass-Thru Certificates, Series 1991-B1, Class A, 3.2977%, Due 2/15/21 (i)	6,664,678	6,818,832
Home Equity Asset Trust Variable Rate Mortgage Certificates, 1.75%, Due 2/25/34 (f)	8,200,000	8,200,000
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class E, 4.5573%, Due 6/25/24 (i)	1,388,183	1,374,245
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	8,500,695	597,041

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
IMPAC Secured Assets Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-3, Class A-IO, 5.75%, Due 1/25/06	$20,000,000	$2,128,125
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	248,861,000	10,745,718
Juniper CBO, Ltd. /Juniper CBO Corporation Floating Rate Notes, Series 2000-1, Class A-1L, 1.58%, Due 4/15/10 (b)	3,052,777	3,036,082
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1443%, Due 10/25/32	9,203,635	9,445,332
Master Asset Securitization Trust Mortgage Pass-Thru Certificates, Series 2002-8, Class 1A6, 5.50%, Due 12/25/17	1,220,210	1,218,719
Merrill Lynch Credit Corporation Floating Rate Mortgage Loan Asset-Backed Pass - Thru Certificates, Series 1996-C, Class B, 2.37%, Due 9/15/21 (Acquired 5/09/97 - 8/14/98; Cost $2,816,542) (b) (i)	3,233,443	2,649,402
Merrill Lynch Credit Corporation Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1995-A, Class A-5, 2.8614%, Due 6/15/20 (i)	5,172,489	4,998,175
Merrill Lynch Credit Corporation Subordinated Variable Rate Mortgage-Backed Certificates, Series 1995-S1, Class A-1, 2.875%, Due 2/17/24 (Acquired 12/22/97; Cost $3,445,453) (b) (i)	3,611,349	3,455,610
Merrill Lynch Mortgage Investors, Inc. Senior Subordinated Variable Rate Pass-Thru Certificates:
Series 1993-D, Class A-2, 3.6553%, Due 10/25/23	961,968	951,996
Series 1994-A, Class M, 2.12%, Due 2/15/19	11,000,000	11,106,781
Merrill Lynch Mortgage Investors, Inc. Variable Rate Commercial Mortgage Pass-Thru Certificates:
Series 1998-H1, Class C, 1.62%, Due 4/01/11 (b)	2,000,000	1,898,750
Series 1998-H1A, Class A, 1.37%, Due 4/01/11 (b)	1,338,083	1,331,392
Merrill Lynch Mortgage Investors, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1994-C1, Class F, 9.4402%, Due 11/25/20 (b)	951,187	951,187
Money Store Trust Asset-Backed Certificates, Series 1997-C, Class AF-7, 6.575%, Due 1/15/39	7,363,221	7,423,146
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-NC10, Class M1, 1.80%, Due 10/25/33	9,500,000	9,500,000
Morgan Stanley Capital I, Inc. Commercial Mortgage Pass-Thru Certificates, Series 1998-CF1, Class 1, 6.33%, Due 7/15/32	13,617,624	14,139,013
Morgan Stanley Mortgage Trust Interest Only Variable Rate Collateralized Mortgage Obligation, Series 35, Class 35-2, 13,886.00%, Due 4/20/21 (i)	525	94,538
New Century Home Equity Loan Trust Asset-Backed Pass-Thru Certificates, Series 1997-NC6, Class A6, 7.01%, Due 5/25/26	$1,219,130	$1,231,244
Oakwood Mortgage Investors, Inc. Pass-Thru Certificates Series 1996-C, Class A5, 7.35%, Due 4/15/27	5,081,947	5,323,616
Paine Webber Mortgage Acceptance Corporation Variable Rate Collateralized Mortgage Obligations, Series 1991-2, Class A, 5.8854%, Due 5/25/31	345,867	344,138
Principal Residential Mortgage Capital Resources LLC Variable Rate Extendible Certificates:
Series 2000-1, Class B, 2.77%, Due 6/20/05 (b)	7,500,000	7,476,600
Series 2001-2A, Class B, 2.82%, Due 6/20/06 (b)	10,000,000	9,943,800
Principal Residential Mortgage Capital Resources LLC Variable Rate Notes, Series 2001-1A, Class B, 2.69%, Due 3/20/06 (b)	5,000,000	4,996,900
Provident CBO I, Ltd. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 1.9422%, Due 12/09/10 (b)	5,769,434	5,755,011
Prudential Home Mortgage Securities Company Variable Rate Mortgage Pass-Thru Certificates:
Series 1988-1, Class A, 4.1465%, Due 4/25/18	113,653	113,599
Series 1995-A, Class 2B, 8.73%, Due 3/28/25 (b)	137,868	137,809
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-3, Class A, 1.62%, Due 12/25/33	17,959,880	17,979,523
Resecuritization Mortgage Trust Variable Rate Certificates, Series 1998-B, Class A, 1.37%, Due 4/26/21 (b)	456,043	451,482
Residential Accredit Loans, Inc. Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6, 5.50%, Due 10/25/31	3,601,924	3,621,253
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS5, Class A-I-IO, 4.00%, Due 2/25/05	31,164,603	934,938
Residential Asset Mortgage Products, Inc. Interest Only Pass-Thru Certificates, Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	50,929,134	2,976,171
Residential Asset Mortgage Products, Inc. Variable Rate Pass-Thru Certificates Series 2003-RS7, Class A-I-1, 1.25%, Due 6/25/18	5,548,165	5,549,617
Series 2003-SL1, Class 4A1, 8.00%, Due 11/25/31 (f)	29,965,000	31,094,681
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	4,244,525	4,470,396

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 1.75%, Due 10/25/33	$8,625,000	$8,625,000
Residential Finance LP/Residential Finance De Corporation Variable Rate Real Estate Certificates:
Series 2003-C, Class B-3, 2.52%, Due 9/10/35 (Acquired 9/10/03; Cost $12,486,753) (b) (i)	12,486,753	12,486,753
Series 2003-C, Class B-4, 2.72%, Due 9/10/35 (Acquired 9/10/03; Cost $7,991,522) (b) (i)	7,991,522	7,991,522
Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Thru Certificates:
Series 1993-MZ1, Class A-2, 7.47%, Due 3/02/23	522,203	524,355
Series 1998-S18, Class A-4, 6.50%, Due 8/25/13	8,011,105	8,007,364
Series 1998-S25, Class A-2, 6.25%, Due 10/25/13	4,310,427	4,306,705
Salomon Brothers Commercial Mortgage Trust Interest Only Variable Rate Pass-Thru Certificates, Series 2001-C1, Class X-2, 0.9963%, Due 12/18/35	278,469,000	12,879,191
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.896%, Due 11/25/20	2,895,881	2,894,782
Sequoia Mortgage Trust Floating Rate Collateralized Mortgage Bonds, Series 2, Class A-1, 2.40%, Due 10/25/24	13,629,435	13,655,058
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 2.9755%, Due 8/20/32	14,632,099	14,929,313
South Street CBO 2000-1, Ltd./South Street CBO 2000-1 Corporation Floating Rate Notes, Series 2000-1, Class A2L, 1.6763%, Due 5/30/12 (b)	16,000,000	15,325,000
Structured Asset Investment Loan Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	20,454,524	1,102,627
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.07%, Due 4/25/33	15,000,000	15,131,250
Structured Asset Mortgage Investments, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-4, Class A-1, 9.219%, Due 10/25/24	25,908,271	28,612,446
Series 2001-4, Class A-2, 9.648%, Due 10/25/24	4,364,280	4,734,562
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates:
Series 1998-2, Class A, 1.38%, Due 2/25/28	2,851,664	2,853,967
Series 1998-RF1, Class A, 8.7053%, Due 4/15/27 (b)	12,378,146	13,689,487
Series 1998-RF2, Class A, 8.5419%, Due 7/15/27 (b)	17,250,190	19,077,675
Series 2002-8A, Class 3-A, 5.9024%, Due 5/25/32	4,820,018	4,846,144
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	$28,846,000	$1,676,674
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2003-1, Class M1, 1.80%, Due 10/25/33	8,700,000	8,700,000
Series 2003-BC10, Class M1, 1.87%, Due 10/25/33	10,000,000	10,000,000
Structured Asset Securities Corporation Variable Rate Pass-Thru Certificates:
Series 1994-C1, Class A-3, 1.80%, Due 8/25/26	126,013	126,762
Series 1995-C4, Class A-2, 1.67%, Due 6/25/26	309,943	310,191
Structured Mortgage Trust Commercial Mortgage-Backed Securities, Series 1997-2, Class A, 5.2819%, Due 1/30/06 (i)	785,189	738,814
Summit Mortgage Trust Variable Rate Pass-Thru Certificates, Series 2002-1, Class A1, 6.2585%, Due 6/28/16 (b)	106,119	106,119
Sutter Real Estate CBO, Ltd. Floating Rate Bonds, Series 2000-1A, Class A-1L, 1.64%, Due 12/25/35 (b)	32,150,000	31,562,257
United Mortgage Securities Corporation Mortgage Pass-Thru Certificates, Series 1993-1, Class AM, 4.6505%, Due 9/25/33	8,975,555	9,035,827
University Support Services, Inc. Variable Rate Notes, Series 1993-A, Class A3, 2.15%, Due 8/20/08	2,929,141	2,935,073
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-1, 5.5262%, Due 4/26/32	10,053,208	10,205,151
Series 2002-AR4, Class A-7, 5.5262%, Due 4/26/32	13,172,184	13,379,934
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	4,783,482	4,833,106
Wells Fargo Mortgage Backed Securities Trust Pass-Thru Certificates, Series 2002-19, Class 1A2, 6.00%, Due 11/25/32	3,438,183	3,455,375
Wells Fargo Mortgage Backed Securities Trust Variable Rate Mortgage Pass-Thru Certificates:
Series 2002-C1, Class A-1, 4.9804%, Due 7/25/32	3,455,782	3,487,526
Series 2002-E, Class I-A-1, 4.803%, Due 9/25/32	3,515,418	3,537,816
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates:
Series 1996-2, Class M2, 6.4647%, Due 8/25/32	2,092,993	2,112,615
Series 1996-3, Class M3, 6.4647%, Due 8/25/32	1,845,162	1,862,461

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $1,046,419,781)		1,030,288,698

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 22.4%
FHLMC Adjustable Rate Participation Certificates:
5.695%, Due 4/01/32	$7,830,057	$8,059,550
5.905%, Due 6/01/31	1,896,584	1,958,223
6.149%, Due 9/01/31	1,815,216	1,873,643
6.187%, Due 1/01/29	2,252,519	2,316,116
6.208%, Due 10/01/31	1,733,908	1,777,256
6.211%, Due 10/01/31	402,894	416,114
FHLMC Guaranteed Mortgage Participation Certificates:
8.00%, Due 5/15/22	6,303,845	6,676,425
9.50%, Due 5/15/21 thru 2/25/42	8,328,872	9,304,366
10.00%, Due 8/15/21	2,336,867	2,340,549
FHLMC Participation Certificates:
5.00%, Due 5/01/06	4,100,899	4,204,823
6.50%, Due 12/01/10	9,213,059	9,698,125
7.00%, Due 6/01/31	3,432,544	3,659,950
7.50%, Due 12/01/11 thru 6/01/12	7,370,124	7,850,015
8.00%, Due 1/01/12 thru 1/01/13	7,104,205	7,604,972
9.00%, Due 11/01/16 thru 9/15/20	10,921,543	12,296,583
9.50%, Due 12/01/16 thru 12/01/22	9,683,975	11,115,436
10.00%, Due 11/17/21	1,479,691	1,705,088
10.50%, Due 5/01/20	2,431,927	2,815,624
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
3.724%, Due 5/01/27	3,326,834	3,440,191
5.201%, Due 5/01/32	3,507,835	3,554,592
5.635%, Due 7/01/33	31,897,687	33,291,119
5.847%, Due 11/01/31	4,551,109	4,708,913
5.853%, Due 9/01/31	1,857,135	1,915,516
5.893%, Due 6/01/32	3,024,426	3,115,566
5.963%, Due 6/01/32	10,062,670	10,381,495
6.009%, Due 8/01/31	1,800,106	1,862,259
6.298%, Due 10/01/31	4,322,944	4,465,847
6.750%, Due 7/01/31	367,294	369,272
6.767%, Due 12/01/40	9,869,651	10,208,555
6.771%, Due 2/01/30	267,691	278,920
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust:
Series 2002-T6, Class A4, 5.3374%, Due 3/25/41	10,070,929	10,539,832
Series 2002-W4, Class A6, 5.5585%, Due 5/25/42	9,610,778	9,977,237
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W11, Class A1, 5.344%, Due 6/25/33	13,543,205	14,034,146
Series 2003-W6, Class 6A, 5.2429%, Due 8/25/42	27,554,010	29,000,596
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.50%, Due 4/01/09 thru 8/01/31	22,978,282	24,254,504
7.00%, Due 12/01/10 thru 5/01/13	23,927,003	25,293,012
7.50%, Due 12/15/09	2,679,707	2,863,532
8.00%, Due 3/01/13 thru 11/01/13	10,120,632	10,878,196
8.50%, Due 11/01/12 thru 7/01/17	6,109,745	6,620,391
9.00%, Due 11/01/07 thru 6/01/24	13,807,432	15,468,956
9.50%, Due 12/01/09 thru 3/01/21	3,511,386	3,920,229
10.00%, Due 12/01/09 thru 3/20/18	2,978,069	3,316,478
10.25%, Due 9/01/21	1,670,046	1,920,216
10.50%, Due 10/01/14 thru 4/01/22	5,978,504	6,861,792
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
5.746%, Due 7/25/41	$23,447,804	$24,341,869
8.00%, Due 12/25/16 thru 10/25/21	9,953,692	10,932,520
8.25%, Due 5/25/22	1,253,070	1,358,632
8.75%, Due 9/25/20	551,103	600,900
9.00%, Due 3/25/20 thru 10/25/20	6,438,285	7,193,302
9.20%, Due 3/25/18	1,973,189	2,158,460
9.25%, Due 3/25/18	1,121,674	1,248,933
9.30%, Due 8/25/19	603,492	677,641
9.45%, Due 4/25/18	720,648	793,067
9.50%, Due 6/25/19 thru 12/25/41	73,600,107	84,427,936
9.75%, Due 3/25/20	881,250	995,153
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13 thru 6/15/33	18,491,591	19,826,527
7.50%, Due 2/15/13	6,697,012	7,188,427
8.00%, Due 1/15/13	6,718,556	7,208,723
9.50%, Due 11/15/17	438,314	486,263
10.00%, Due 10/20/17	1,576,182	1,798,155
United States Treasury Inflation Index Notes, 3.625%, Due 1/15/08	15,995,140	17,778,982

Total United States Government & Agency Issues (Cost $510,619,429)		527,229,710

Municipal Bonds 0.8%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/05	5,000,000	4,768,750
Illinois HDA Revenue - Affordable Housing Project, 8.64%, Due 12/01/21	4,340,000	4,611,467
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.35%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	5,000,000	4,999,000
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	3,700,000	3,823,506

Total Municipal Bonds (Cost $18,331,043)		18,202,723

Swap Options Purchased 0.0%
Cap on LIBOR Swap, Expires 1/03/05 at 1.34%	200,000,000	781,154

Total Swap Options Purchased (Cost $600,000)		781,154

Short-Term Investments (a) 11.9%
Collateral Received for Securities Lending 0.3%
Navigator Prime Portfolio	8,205,075	8,205,075

Corporate Bonds 6.9%
Allied Waste North America, Inc. Senior Notes, 7.375%, Due 1/01/04	$7,000,000	7,052,500
Altria Group, Inc. Notes:
6.80%, Due 12/01/03	1,940,000	1,944,895
7.50%, Due 4/01/04	500,000	509,414
British Telecom PLC Variable Rate Notes, 6.75%, Due 10/28/04	850,000	888,791
CIT Group, Inc. Notes, 5.625%, Due 5/17/04	2,000,000	2,044,802
EOP Operating LP Notes, 6.50%, Due 1/15/04	1,970,000	1,988,492
Ford Motor Credit Company Floating Rate Notes, 3.0356%, Due 10/25/04	5,000,000	5,026,645
Fort James Corporation Notes, 6.70%, Due 11/15/03	4,850,000	4,850,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Fort James Corporation Senior Notes, 6.625%, Due 9/15/04	$4,830,000	$4,999,050
General Mills Corporation Notes, 8.75%, Due 9/15/04	4,190,000	4,432,119
General Motors Acceptance Corporation Notes, 6.85%, Due 6/17/04	15,000,000	15,447,750
HCA, Inc. Notes, 7.15%, Due 3/30/04	5,500,000	5,578,661
ITT Corporation Notes, 6.75%, Due 11/15/03	6,765,000	6,765,000
International Game Technology Senior Notes, 7.875%, Due 5/15/04	15,450,000	15,923,280
News America, Inc. Guaranteed Debentures, 6.703%, Due 5/21/04	12,470,000	12,758,395
JC Penney Company, Inc. Debentures, 7.375%, Due 6/15/04	2,910,000	3,011,850
Pulte Homes, Inc. Senior Notes, 8.375%, Due 8/15/04	4,365,000	4,518,604
Raytheon Company Notes, 5.70%, Due 11/01/03	9,475,000	9,475,000
Safeway, Inc. Notes, 7.25%, Due 9/15/04	3,000,000	3,138,039
Safeway, Inc. Senior Notes, 6.85%, Due 9/15/04	1,250,000	1,301,836
SantaFe Snyder Corporation Senior Notes, 8.05%, Due 6/15/04	9,700,000	10,052,245
Simon Property Group, Inc. Notes, 7.75%, Due 8/15/04 (b)	5,267,000	5,508,244
Simon Property Group LP Notes, 6.75%, Due 2/09/04	2,655,000	2,691,174
Time Warner, Inc. Notes, 7.975%, Due 8/15/04	4,672,000	4,872,433
Turner Broadcasting System, Inc. Senior Notes, 7.40%, Due 2/01/04	6,970,000	7,065,364
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	2,950,000	3,061,256
USA Waste Services, Inc. Senior Notes, 7.00%, Due 10/01/04	1,032,000	1,075,795
WMX Technologies, Inc. Notes:
6.375%, Due 12/01/03	5,105,000	5,120,958
8.00%, Due 4/30/04	10,000,000	10,278,400

		161,380,992

Municipal Bonds 0.8%
Gulf Coast Waste Disposal Authority Solid Waste Disposal Revenue - Waste Management of Texas Project, 2.85%, Due 5/01/28 (Mandatory Put at $100 on 5/01/04)	2,000,000	1,999,700
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - Palo Verde Project, 2.75%, Due 1/01/38 (Mandatory Put at $100 on 7/01/04)	5,785,000	5,781,124
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company, 4.00%, Due 5/01/30 (Mandatory Put at $100 on 11/01/03)	5,790,000	5,790,000
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 2.95%, Due 1/01/04	5,825,000	5,831,233

		19,402,057

Non-Agency Mortgage & Asset-Backed Securities 0.9%
AAMES Mortgage Trust Interest Only Pass-Thru Certificates:
Series 2001-1, Class A, 6.00%, Due 3/25/04	$7,641,667	$137,311
Series 2001-2, Class A, 6.00%, Due 6/25/04	9,121,750	263,676
Series 2001-3, Class A, 6.00%, Due 9/25/04	6,371,086	248,871
Amortizing Residential Collateral Trust Interest Only Mortgage Pass-Thru Certificates, Series 2001-BC5, Class A, 6.00%, Due 1/25/04	20,000,000	262,500
Bayview Financial Acquisition Trust Asset-Backed Interest Only Variable Rate Certificates, Series 2001-D, Class A, 7.00%, Due 5/15/04 (b)	29,013,358	838,667
Centex Home Mortgage LLC Variable Rate Certificates, Series 1999-1, 3.02%, Due 9/20/04 (b)	12,000,000	11,977,560
Conseco Finance Home Equity Loan Trust Interest Only Floating Rate Certificates, Series 2001-C, Class A, 10.75%, Due 2/15/04	32,000,000	955,000
Delta Funding Corporation Home Equity Loan Trust Interest Only Asset-Backed Certificates, Series 2001-1, 7.00%, Due 5/15/04	16,650,000	525,516
IndyMac ABS, Inc. Home Equity Mortgage Loan Interest Only Asset-Backed Certificates:
Series 2000-C, Class AF, 7.00%, Due 11/25/03	9,250,000	9
Series 2001-A, Class AF-6, 7.00%, Due 2/25/04	19,300,000	301,563
Long Beach Mortgage Loan Trust Interest Only Variable Rate Asset-Backed Certificates:
Series 2000-1, Class S, 1.50%, Due 3/21/04	72,546,600	340,062
Series 2001-2, Class S-2, 2.50%, Due 1/25/04	46,876,000	183,109
Series 2001-3, Class S-2, 2.50%, Due 3/25/04	31,766,000	248,172
Residential Asset Mortgage Products, Inc. Interest Only Mortgage Pass-Thru Certificates:
Series 2001-RS2, Class A-I-IO, 2.50%, Due 12/25/03	23,000,000	39,531
Series 2001-RS3, Class A-I-IO, 6.00%, Due 4/25/04	47,100,000	989,100
Series 2001-RZ3, Class A-IO, 8.00%, Due 2/25/04	10,000,000	189,063
Residential Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-KS3, Class A, 5.00%, Due 3/25/04	34,156,879	544,375
Residential Asset Securitization Trust Interest Only Mortgage Pass-Thru Certificates, Series 2001-A1, Class 1-A, 4.50%, Due 2/25/04	57,000,000	605,625

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Residential Funding Mortgage Securities II, Inc. Interest Only Home Equity Loan-Backed Notes:
Series 2001-HI4, Class A, 10.00%, Due 3/25/04	$21,250,000	$677,344
Series 2001-HS2, Class A, 7.25%, Due 12/25/03	16,250,000	83,789
Series 2001-HS3, Class A, 7.25%, Due 5/25/04	8,447,638	244,190
Soundview Home Equity Loan Trust Interest Only Asset-Backed Certificates, Series 2001-1, Class IO, 7.00%, Due 4/15/04	14,311,224	377,905

		20,032,938
Repurchase Agreements 1.9%
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase proceeds $42,303,701); Collateralized by: United States Government & Agency Issues (h)	42,300,000	42,300,000
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase proceeds $1,541,796); Collateralized by: United States Government & Agency Issues (h)	1,541,700	1,541,700

		43,841,700
Variable Rate Put Bonds (d) 0.9%
Brazos River Authority PCR Refunding - TXU Electric Company Project, 4.25%, Due 5/01/33 (Mandatory Put at $100 on 11/01/03)	21,500,000	21,500,000

United States Government & Agency Issues 0.2%
FNMA Guaranteed Mortgage Pass-Thru Certificates, 9.00%, Due 10/01/04	90,528	91,000
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Interest Only Pass-Thru Certificates, 3.75%, Due 6/25/04	137,800,000	2,928,250
United States Treasury Bills, Due 11/06/03 thru 1/22/04 (c)	1,575,000	1,573,451

		4,592,701

Total Short-Term Investments (Cost $277,505,547)		278,955,463

Total Investments in Securities (Cost $2,446,992,404) 103.6%		2,437,681,418
Other Assets and Liabilities, Net (3.6%)		(83,955,245)

Net Assets 100.0%		$2,353,726,173

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
619 Five-Year U.S. Treasury Notes	12/03	$69,211,938	$(1,089,951)
385 Nintey-Day Eurodollars	12/03	95,104,625	(108,011)
42 Ten-Year U.S. Treasury Notes	12/03	4,716,469	(112,408)
661 Two-Year U.S. Treasury Notes	12/03	141,763,844	(963,325)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 30.5%
Alabama 0.2%
Alabama 21st Century Authority Tobacco Settlement Revenue:
5.125%, Due 12/01/05	$225,000	$232,312
5.25%, Due 12/01/06	1,000,000	1,038,750
Shelby County, Alabama Board of Education COP, 2.40%, Due 5/15/06	2,520,000	2,526,300

		3,797,362
Alaska 0.4%
Alaska Industrial Development and Export Authority Revenue - Providence Health System Project, 4.00%, Due 10/01/05	1,645,000	1,721,081
North Slope Boro, Alaska GO, Zero %, Due 6/30/05 (j)	1,100,000	1,072,500
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 4.75%, Due 6/01/15	5,990,000	5,653,063

		8,446,644
Arkansas 0.4%
Fayetteville, Arkansas Sales and Use Tax Capital Improvement Revenue, 3.20%, Due 6/01/07	2,165,000	2,172,924
Little Rock, Arkansas Airport Revenue Refunding, 3.50%, Due 11/01/08 (i)	2,780,000	2,912,050
Little Rock, Arkansas Collateralized IDR - Lexicon, Inc. Project, 6.48%, Due 7/01/06 (i)	1,960,000	1,970,760
Northwest Arkansas Regional Airport Authority Airport Revenue Refunding, 4.00% Due 2/01/06 (j)	360,000	373,500

		7,429,234
California 4.5%
Bay Area Government Association Rapid Transit Revenue, 4.875%, Due 6/15/09 (j)	6,000,000	6,148,680
California Public Works Board Lease Revenue Refunding - California State University Project, 5.25%, Due 10/01/06	1,000,000	1,086,250
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.00%, Due 6/01/13	9,195,000	9,359,499
5.00%, Due 6/01/21	14,535,000	14,298,806
5.125%, Due 6/01/14	9,000,000	9,167,400
5.25%, Due 6/01/15	10,755,000	10,956,656
5.25%, Due 6/01/16	9,320,000	9,483,100
5.375%, Due 6/01/17	7,500,000	7,725,000
5.625%, Due 6/01/20	10,000,000	10,375,000
Los Angeles County, California Schools Regionalized Business Services Corporation COP (f) (j):
3.00%, Due 9/01/05	680,000	701,250
3.00%, Due 9/01/06	700,000	727,125
Pasadena, California Revenue, 5.00%, Due 12/19/06	2,731,559	2,758,874
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 6.625%, Due 3/01/06	4,000,000	4,075,000
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue:
4.00%, Due 6/01/05	500,000	502,500
5.25%, Due 6/01/27	5,405,000	5,053,675

		92,418,815

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Colorado 0.6%
Arapahoe County, Colorado SFMR - IDK Partners I Trust Pass-Thru Certificates, 5.25%, Due 11/01/19 (j)	$445,502	$447,654
Colorado Health Facilities Authority Revenue - Evangelical Lutheran Project, 3.05%, Due 10/01/05	1,000,000	1,026,250
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (j)	4,480,000	4,653,600
Denver, Colorado City and County Airport Revenue, Zero %, Due 11/15/04	3,130,000	3,062,893
El Paso County, Colorado School District Number 020 GO, 7.15%, Due 12/15/05 (j)	1,200,000	1,305,000
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (j):
2.50%, Due 5/15/05	725,000	733,156
3.00%, Due 5/15/06	725,000	738,594

		11,967,147
District of Columbia 0.3%
District of Columbia GO, 4.00%, Due 6/01/05	5,100,000	5,265,750

Florida 0.0%
Escambia County, Florida Health Facilities Authority Revenue - Ascension Health Credit Project, 5.00%, Due 11/15/06	1,000,000	1,088,750

Georgia 1.4%
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding, 4.85%, Due 12/01/09	7,000,000	7,122,500
Bibb County, Georgia GO, 5.25%, Due 8/01/27	20,945,000	21,152,146

		28,274,646
Illinois 1.8%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/08 (j)	2,400,000	2,061,000
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.90%, Due 1/01/06 (j)	4,825,000	4,945,528
Chicago, Illinois Tax Increment - Near South Redevelopment Project, 5.00%, Due 11/15/06 (j)	2,000,000	2,147,500
Chicago, Illinois Transit Authority Capital Revenue, 5.00%, Due 6/01/07 (j)	7,500,000	7,875,000
Illinois Health Facilities Authority Revenue Refunding - Glen Oaks Medical Center Project:
6.95%, Due 11/15/13	4,925,000	5,644,789
7.00%, Due 11/15/19	3,000,000	3,147,900
Illinois Health Facilities Authority Revenue Refunding - Hinsdale Hospital Project:
6.95%, Due 11/15/13	5,065,000	5,793,448
7.00%, Due 11/15/19	3,000,000	3,147,900
Kane, McHenry, Cook and DeKalb Counties, Illinois Community Unit School District Number 300 GO Lease Secured COP - School Building Project, 6.90%, Due 12/01/04	950,000	968,943
Northern Cook County, Illinois Solid Waste Agency Contract Revenue, 5.15%, Due 5/01/06 (j)	545,000	585,875

		36,317,883
Indiana 1.1%
De Kalb, Indiana Central Building Corporation First Mortgage Revenue, 5.00%, Due 2/01/05	$1,935,000	$1,995,353
Gary, Indiana Sanitary District Refunding, 2.50%, Due 2/01/05 (j)	1,055,000	1,065,550
Huntington, Indiana EDR Refunding - Quanex Corporation Project, 6.50%, Due 8/01/10	1,665,000	1,702,463
Indianapolis, Indiana Airport Authority Special Facilities Revenue - Federal Express Corporation Project, 7.10%, Due 1/15/17	17,600,000	18,496,720

		23,260,086
Iowa 0.1%
Ames, Iowa Hospital Revenue Refunding - Mary Greeley Medical Center Project, 3.00%, Due 6/15/05 (j)	500,000	513,125
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.30%, Due 7/01/05	285,000	280,725
Oskaloosa, Iowa Community School District Local Option Sales and Services Tax Revenue, 2.00%, Due 1/01/05 (j)	290,000	291,450

		1,085,300
Kansas 0.4%
Garden City, Kansas IDR - Inland Container Project, 4.50%, Due 1/01/08	3,550,000	3,581,062
Kansas City, Kansas Private Activity Revenue Refunding - Inland Container Corporation Project, 4.85%, Due 11/01/09	4,000,000	4,000,000

		7,581,062
Kentucky 0.2%
Newport, Kentucky BAN, 2.41%, Due 12/01/04	4,500,000	4,503,375

Louisiana 0.7%
Calcasieu Parish, Louisiana IDB PCR Refunding - Gulf States Utilities Company Project, 6.75%, Due 10/01/12	8,000,000	8,085,840
Louisiana Health and Education Authority Revenue Refunding - Lambeth House, Inc. Project, 5.25%, Due 1/01/05	305,000	306,144
Louisiana Public Facilities Authority Hospital Revenue Refunding - Pendleton Memorial Methodist Hospital Project, 6.75%, Due 6/01/10 (i)	720,000	697,500
South Louisiana Port Commission Terminal Revenue Refunding - GATX Terminals Corporation, 7.00%, Due 3/01/23	5,300,000	5,445,379

		14,534,863
Maine 0.0%
Bucksport, Maine Solid Waste Disposal Revenue - Champ International Corporation Project, 6.25%, Due 5/01/10	1,000,000	1,012,990

Maryland 0.0%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Montgomery County Resource Recovery Project, 5.90%, Due 7/01/05	1,010,000	1,071,863

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Massachusetts 1.0%
Massachusetts Health and EFA Revenue Obligation - Caritas Christi Group Project:
5.25%, Due 7/01/05	$4,930,000	$5,059,412
5.25%, Due 7/01/06	3,650,000	3,713,875
5.25%, Due 7/01/07	4,000,000	4,060,000
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding:
Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	495,625
Refusetech, Inc. Project, 6.30%, Due 7/01/05	6,700,000	6,881,101

		20,210,013
Michigan 1.3%
Michigan Hospital Finance Authority Revenue - Henry Ford Health System Project, 5.00%, Due 3/01/05	1,000,000	1,046,250
Michigan Strategic Fund Limited Obligation Revenue - Ford Motor Company Project, 7.10%, Due 2/01/06	6,690,000	7,200,113
Suburban Mobility Authority Regional Transportation COP, 4.90%, Due 8/15/07	11,275,485	11,754,693
Suburban Mobility Authority Regional Transportation Installment Purchase Agreement Revenue, 5.23%, Due 2/15/06	6,491,436	6,702,408

		26,703,464
Minnesota 0.3%
Minneapolis, Minnesota MFHR - Sumner Field Phase II LP Project, 2.60%, Due 8/20/08 (Mandatory Put at $100 on 8/20/05)	3,295,000	3,299,119
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 5.45%, Due 1/01/16 (j)	3,000,000	3,020,730

		6,319,849
Mississippi 0.2%
Adams County, Mississippi PCR - International Paper Company Project, 5.625%, Due 11/15/06	2,350,000	2,413,967
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)	2,000,000	2,012,000

		4,425,967
Missouri 0.6%
Missouri Development Finance Board Infrastructure Facilities Revenue - Branson Project, 4.00%, Due 12/01/04	2,000,000	2,045,200
Missouri Health and EFA Lease Revenue - SSM Health Care Corporation Project, 3.09%, Due 7/15/08	9,295,099	9,341,575
Missouri Higher Education Loan Authority Student Loan Revenue, 6.50%, Due 2/15/06	1,425,000	1,444,636

		12,831,411
Nebraska 0.2%
Energy America Nebraska Natural Gas Revenue - Nebraska Public Gas Agency Project, 5.10%, Due 10/15/05 (i)	2,658,524	2,671,817
Omaha Tribe of Nebraska Public Improvements Authority GO, 7.50%, Due 6/01/09 (i)	1,880,000	1,907,956

		4,579,773
Nevada 0.4%
Washoe County, Nevada Water Facility Revenue - Sierra Pacific Power Project, 6.65%, Due 6/01/17 (j)	7,500,000	7,643,325
New Hampshire 0.2%
New Hampshire Health and Educational Facilities Authority Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	$5,000,000	$5,150,000

New Jersey 0.4%
Salem County, New Jersey Industrial PCFA Revenue Refunding - Public Service Electric and Gas Project, 6.55%, Due 10/01/29 (j)	8,000,000	8,527,280

New Mexico 0.1%
New Mexico Hospital Equipment Loan Council Hospital Revenue - St. Vincent’s Hospital Project, 2.30%, Due 7/01/06 (j)	1,230,000	1,234,613

New York 4.8%
Battery Park City Authority Revenue Refunding, 5.80%, Due 11/01/22	3,370,000	3,441,882
Dutchess County, New York Industrial Development Agency Civic Facility Revenue Refunding - Marist College Project, 2.75%, Due 7/01/05	1,055,000	1,072,144
Monroe Newpower Corporation Power Facilities Revenue, 3.30%, Due 1/01/09	3,865,000	3,927,806
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project:
Zero %, Due 6/01/08	8,750,000	6,825,000
5.25%, Due 6/01/08	1,000,000	1,008,750
New York, New York GO, 5.625%, Due 4/15/05 (j)	275,000	291,844
New York, New York Industrial Development Agency Civic Facility Revenue - Polytechnic University Project:
5.00%, Due 11/01/04	1,380,000	1,407,365
5.125%, Due 11/01/06	1,000,000	1,016,250
New York, New York Industrial Development Agency Civic Facility Revenue - USTA National Tennis Center Project, 6.25%, Due 11/15/06 (j)	1,750,000	1,870,995
New York, New York GO, 6.50%, Due 2/15/05	2,000,000	2,133,460
Tobacco Settlement Financing Corporation Revenue:
4.00%, Due 6/01/06	13,800,000	14,421,000
5.00%, Due 6/01/09	27,500,000	28,006,275
5.00%, Due 6/01/10	26,745,000	27,915,094
5.25%, Due 6/01/12	4,000,000	4,190,000

		97,527,865
North Carolina 0.2%
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue:
3.00%, Due 1/01/05	1,320,000	1,336,500
5.00%, Due 1/01/05	2,000,000	2,070,000

		3,406,500
Ohio 0.3%
Dayton, Ohio Airport Revenue Refunding - James M. Cox Dayton International Project (j):
3.00%, Due 12/01/05	1,030,000	1,055,750
3.00%, Due 12/01/06	1,055,000	1,085,331

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ohio Department of Transportation COP - Rickenbacker Port Project, 6.125%, Due 4/15/15 (j)	$175,000	$175,704
Ohio Water Development Authority Facilities PCR Refunding - Cleveland Electric Illuminating Company Pollution Control Project, 7.70%, Due 8/01/25	2,250,000	2,410,312
Youngstown, Ohio City School District Energy Conservation Measures, 6.80%, Due 3/15/05	1,090,000	1,151,313

		5,878,410
Oklahoma 0.1%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project:
5.00%, Due 8/01/08	1,000,000	1,006,250
7.00%, Due 8/01/13	1,445,000	1,511,831

		2,518,081
Oregon 0.2%
Klamath Falls, Oregon Intermediate Community Hospital Authority Revenue Refunding - Merle West Medical Center Project:
4.20%, Due 9/01/05	315,000	324,844
4.50%, Due 9/01/06	580,000	601,750
Oregon Health Housing Educational and Cultural Facilities Authority Revenue - Lewis and Clark College Project, 6.00%, Due 10/01/13 (j)	965,000	1,022,939
Western Lane Hospital District Oregon Hospital Facility Authority Revenue Refunding, 5.625%, Due 8/01/07 (j)	2,460,000	2,578,351

		4,527,884
Pennsylvania 1.9%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project, 5.00%, Due 6/15/08	5,000,000	5,312,500
Allegheny County, Pennsylvania IDA Environmental Improvement Revenue, 6.70%, Due 12/01/20	1,000,000	1,040,530
Beaver County, Pennsylvania IDA PCR Refunding - Toledo Edison Company Project, 7.625%, Due 5/01/20	11,000,000	11,687,500
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project, 5.50%, Due 11/01/04	2,500,000	2,510,700
National Pike, Pennsylvania Water Authority Notes, 1.75%, Due 3/01/05	1,000,000	1,001,210
Pennsylvania EDFA Resources Recovery Revenue Refunding - Northampton Project, 6.75%, Due 1/01/07	7,000,000	7,227,500
Pennsylvania EDFA Wastewater Treatment Revenue - Sun Company, Inc. R&M Project, 7.60%, Due 12/01/24	3,000,000	3,216,870
Pennsylvania Finance Authority Revenue Refunding, 6.60%, Due 11/01/09 (j)	2,775,000	2,830,500
Philadelphia, Pennsylvania Authority for IDR Refunding - Ashland Oil, Inc. Project, 5.70%, Due 6/01/05	1,000,000	1,040,000
Pittsburgh, Pennsylvania Urban Redevelopment Authority Mortgage Revenue, 5.15%, Due 4/01/21 (j)	$960,000	$972,662
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project:
5.50%, Due 12/01/05	1,000,000	1,075,000
5.50%, Due 12/01/06	1,500,000	1,627,500

		39,542,472
South Carolina 0.4%
Charleston County, South Carolina Hospital Facilities Revenue - Medical Society Health Project, 5.50%, Due 10/01/05 (j)	5,435,000	5,720,337
Oconee County, South Carolina PCR - Engelhard Corporation Project, 5.375%, Due 5/01/06	1,500,000	1,599,375

		7,319,712
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project:
3.00%, Due 4/01/05	230,000	234,600
3.25%, Due 4/01/06	235,000	239,994
3.75%, Due 4/01/07	245,000	252,350

		726,944
Texas 3.7%
Amarillo, Texas Health Facilities Corporation Hospital Revenue - Baptist St. Anthony’s Hospital Corporation, 5.50%, Due 1/01/06 (j)	1,525,000	1,647,000
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	45,000,000	45,112,500
Galveston County, Texas GO Refunding, 4.00%, Due 2/01/06 (f) (j)	3,560,000	3,729,100
Northside of Texas Independent School District Revenue Refunding GO, 1.75%, Due 8/01/31 (Mandatory Put at $100 on 8/01/05)	19,255,000	19,247,298
Texas Department of Housing and Community Affairs SFMR, 5.25%, Due 9/01/14 (j)	355,000	355,955
Texas Turnpike Authority Dallas NorthTollway Revenue Refunding, 5.00%, Due 1/01/09 (j)	5,000,000	5,130,950

		75,222,803
Utah 0.4%
Eagle Mountain, Utah Special Improvement District Number 98-3 Special Assessment, 5.50%, Due 12/15/08	2,886,000	2,896,707
Jordan, Utah School District - School Fitness Equipment, 4.75%, Due 2/28/05	462,037	469,439
Salt Lake City, Utah Granite School District GO, 4.60%, Due 8/15/05	629,704	634,553
Utah Housing Finance Agency SFMR, 6.00%, Due 1/01/31	2,330,000	2,373,688
Utah Housing Finance Corporation SFMR, 2.35%, Due 7/01/06	880,000	880,000

		7,254,387
Virginia 1.1%
Lunenburg County, Virginia GO, 3.50%, Due 2/01/06	4,000,000	4,058,800
Southwest Virginia Regional Jail Authority Revenue, 3.00%, Due 9/01/06 (j)	18,000,000	18,405,000

		22,463,800

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Washington 0.0%
Washington Public Power Supply System Nuclear Project Number 3 Revenue Refunding, Zero %, Due 7/01/06 (j)	$750,000	$711,562
Wisconsin 0.6%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/05	2,000,000	2,045,000
5.50%, Due 6/01/06	620,000	637,825
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 4.50%, Due 12/01/04	1,620,000	1,629,396
Wisconsin Health and EFA Revenue:
Froedtert and Community Health Obligated Group Project, 5.125%, Due 10/01/06	1,300,000	1,389,375
Luther Hospital Project, 6.125%, Due 11/15/06	3,500,000	3,535,000
Meriter Hospital, Inc. Project, 6.00%, Due 12/01/06	1,500,000	1,580,625
Wisconsin Housing and EDA EDR, 3.60%, Due 5/01/05 (j)	770,000	786,362

		11,603,583

Total Municipal Bonds (Cost $621,224,314)		624,385,468

Variable Rate Put Bonds (d) 4.6%
Arkansas 0.0%
Pope County, Arkansas Revenue Refunding - Entergy Arkansas, Inc. Project, 5.05%, Due 9/01/28 (Mandatory Put at $100 on 9/01/05)	525,000	535,500
Colorado 0.4%
Adams County, Colorado MFHR Refunding - Brittany Station Project, 5.40%, Due 9/01/25 (Mandatory Put at $100 on 9/01/05) (c) (j)	3,300,000	3,493,875
Bowles Metropolitan District of Colorado GO Refunding, 4.25%, Due 12/01/23 (Mandatory Put at $100 on 12/01/05)	4,860,000	4,957,200

		8,451,075
District of Columbia 0.8%
District of Columbia Revenue - Medstar University Hospital Project:
6.625%, Due 8/15/31 (Mandatory Put at $100 on 2/15/05)	10,000,000	10,412,500
6.80%, Due 8/15/31 (Mandatory Put at $100 on 2/15/06)	4,975,000	5,285,937

		15,698,437
Florida 0.3%
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric Company Project (Mandatory Put at $100 on 8/01/07):
4.00%, Due 5/15/18	3,150,000	3,197,250
4.00%, Due 9/01/25	2,000,000	2,030,000

		5,227,250
Indiana 0.9%
Indiana DFA PCR Refunding - Southern Gas and Electric Project (Mandatory Put at $100 on 3/01/06):
4.75%, Due 3/01/25	$12,315,000	$12,776,812
5.00%, Due 3/01/30	5,500,000	5,706,250

		18,483,062
Kansas 0.2%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Project (Mandatory Put at $100 on 10/01/07):
4.75%, Due 9/01/15	1,000,000	1,066,250
4.75%, Due 10/01/17	3,655,000	3,897,144

		4,963,394
Louisiana 0.3%
Louisiana Local Government Environment Facilities Community Development Authority Revenue - Shreveport/ Independence Project, 2.95%, Due 3/01/30 (Mandatory Put at $100 on 9/01/08) (j)	2,655,000	2,668,275
St. Charles Parish, Louisiana PCR Refunding, 4.85%, Due 6/01/30 (Mandatory Put at $100 on 6/01/05)	4,000,000	4,135,000

		6,803,275
Massachusetts 0.2%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (j)	3,890,000	4,055,325

Michigan 0.1%
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.20%, Due 11/15/33 (Mandatory Put at $100 on 11/15/05)	1,725,000	1,852,219

New York 0.1%
New York Dormitory Authority Revenue - Senior Communities, Inc. Project, 5.70%, Due 7/01/29 (Mandatory Put at $100 on 5/13/05) (j)	2,100,000	2,215,500

Pennsylvania 0.1%
Dauphin County, Pennsylvania General Authority Revenue, 1.80%, Due 6/01/05 (Mandatory Put at $100 on 6/01/05)	2,000,000	2,000,000

Texas 1.0%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	2,500,000	2,609,375
Matagorda County, Texas Navigational District Number 1 PCR Refunding:
AEP Texas Central Company Project, 2.15%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	8,500,000	8,500,000
Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	7,300,000	7,628,500
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,130,000	1,182,263

		19,920,138

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wisconsin 0.2%
Milwaukee, Wisconsin IDR - Air Wisconsin Airlines Corporation Project, 2.50%, Due 11/01/33 (Mandatory Put at $100 on 5/01/06)	$4,275,000	$4,226,906

Total Variable Rate Put Bonds (Cost $92,891,256)		94,432,081

Short-Term Investments (a) 64.9%
Municipal Bonds 11.6%
Alabama 0.7%
Alabama 21st Century Authority Tobacco Settlement Revenue, 5.25%, Due 12/01/03	720,000	721,678
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 3.875%, Due 11/15/28 (Mandatory Put at $100 on 7/01/04)	13,000,000	13,019,370

		13,741,048
Alaska 0.1%
Alaska Industrial Development and Export Authority Revenue - Providence Health System Project, 3.00%, Due 10/01/04	2,500,000	2,533,800
Alaska Industrial Development and Export Authority Revenue Refunding, 4.50%, Due 4/01/04	675,000	683,701

		3,217,501
Arkansas 0.5%
Washington County, Arkansas Sales & Use Tax Capital Improvement Bonds, 3.25%, Due 6/01/07 (Mandatory Put at $100 on 2/01/04) (j)	9,735,000	9,748,434

California 0.1%
Los Angeles County, California Schools Regionalized Business Services Corporation COP, 3.00%, Due 9/01/04 (f) (j)	815,000	826,117
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.00%, Due 6/01/04	795,000	797,981

		1,624,098
Colorado 0.1%
Edgewater, Colorado Redevelopment Authority Tax Increment Revenue Refunding - Edgewater Redevelopment Project, 6.75%, Due 12/01/08 (Pre-Refunding at $101 on 12/01/03)	1,000,000	1,010,000
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project, 2.00%, Due 5/15/04 (j)	605,000	606,646

		1,616,646
Connecticut 0.0%
Connecticut HFA Housing Mortgage Finance Program, 7.30%, Due 11/15/03	135,000	135,238

Florida 0.2%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 5.00%, Due 12/01/03	2,850,000	2,856,641
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 3.00%, Due 10/15/04 (j)	1,250,000	1,273,075

		4,129,716
Illinois 1.5%
Bridgeview, Illinois Tax Increment Revenue Refunding, 9.00%, Due 1/01/11 (Pre-Refunding at $102 on 1/01/04)	$1,010,000	$1,045,350
Chicago, Illinois Tax Increment - Sub-Central Loop Redevelopment Project, 6.35%, Due 12/01/03	1,100,000	1,103,454
Cook County, Illinois GO Refunding, 5.00%, Due 11/15/03 (j)	1,000,000	1,001,100
Eureka, Illinois Educational Facilities Revenue - Eureka College Project, 5.95%, Due 1/01/19 (Mandatory Put at $100 on 1/01/04)	3,330,000	3,335,028
Grundy County, Morris, Illinois School District Number 54, 5.30%, Due 12/01/03	2,100,000	2,105,061
Illinois DFA Revenue Refunding - Olin Corporation Project, 4.50%, Due 6/01/04	3,500,000	3,504,935
Illinois Industrial PCFA Revenue - Olin Corporation Project, 6.875%, Due 3/01/04	1,600,000	1,625,104
Kane, Cook and Du Page Counties, Illinois School District Number 46 Tax Anticipation Warrants, 2.25%, Due 11/28/03	11,000,000	11,009,240
Lake County, Illinois Round Lake Community Unit School District Number 116 Tax Anticipation Warrants, 4.20%, Due 11/15/03	5,190,000	5,192,803

		29,922,075
Indiana 0.1%
Gary, Indiana Sanitary District Refunding, 2.00%, Due 2/01/04 (j)	400,000	400,420
Lawrence, Indiana BAN, 3.00%, Due 7/01/04	1,425,000	1,429,588

		1,830,008
Iowa 0.0%
Ames, Iowa Hospital Revenue Refunding - Mary Greeley Medical Center Project, 3.00%, Due 6/15/04 (j)	355,000	359,114
Oskaloosa, Iowa Community School District Local Option Sales and Services Tax Revenue, 2.00%, Due 7/01/04 (j)	285,000	285,960

		645,074
Kansas 0.1%
Kansas State Independent College Finance Authority RAN:
3.30%, Due 5/01/04	800,000	803,903
3.75%, Due 5/01/04	1,600,000	1,597,248

		2,401,151
Louisiana 0.0%
Louisiana Agricultural Finance Authority Revenue - La Pacific Corporation Project, 5.20%, Due 5/01/04 (j)	340,000	344,797

Maryland 0.0%
Maryland Master Lease, 3.635%, Due 1/01/04 (i)	86,842	86,904

Massachusetts 1.8%
Brockton, Massachusetts Area Transit Authority RAN, 2.50%, Due 8/05/04	7,250,000	7,277,004
Cape Ann, Massachusetts Transit Authority RAN, 1.75%, Due 7/16/04	1,469,000	1,469,837
Cape Cod, Massachusetts Regional Transit Authority RAN, 2.00%, Due 7/29/04	6,657,000	6,674,774
Massachusetts Health and EFA Revenue - Baritas Christi Obligation Project, 5.00%, Due 7/01/04	1,000,000	1,015,660

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pioneer Valley Transit Authority RAN, 2.40%, Due 8/06/04	$20,100,000	$20,231,253

		36,668,528
Minnesota 0.0%
Minnesota Master Lease, 4.305%, Due 12/01/03 (i)	34,609	34,626

Mississippi 0.2%
Jones County, Mississippi Hospital Revenue Refunding - South Central Regional Medical Center Project, 5.00%, Due 12/01/03	915,000	916,537
Mississippi Higher Education Assistance Corporation Student Loan Revenue, 5.60%, Due 9/01/04	2,750,000	2,789,078

		3,705,615
Missouri 0.2%
Missouri COP - Acute Care Psychiatric Hospital Project, 5.20%, Due 10/15/04	1,000,000	1,026,890
Missouri Development Finance Board Infrastructure Facilities Revenue - Branson Project, 3.00%, Due 12/01/03	3,450,000	3,453,450

		4,480,340
New Hampshire 0.3%
New Hampshire Health and EFA RAN:
2.50%, Due 4/30/04	2,500,000	2,516,375
Series C, 2.50%, Due 4/30/04	500,000	502,185
Series F, 2.50%, Due 4/30/04	2,645,000	2,656,559
3.00%, Due 4/30/04	1,600,000	1,610,928

		7,286,047
New Jersey 0.2%
New Jersey Lease Revenue Master Lease Purchase, 5.137%, Due 6/01/04	3,732,834	3,741,382

New York 1.5%
Dutchess County, New York Industrial Development Agency Civic Facility Revenue Refunding - Marist College Project, 2.60%, Due 7/01/04	1,005,000	1,010,527
Nassau County, New York GO, 7.00%, Due 3/01/04	1,950,000	1,983,638
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.30%, Due 11/01/03	630,000	630,000
Spencer Van Etten Central School District BAN, 2.50%, Due 6/17/04	16,300,000	16,435,616
Utica, New York City School District RAN, 2.00%, Due 6/25/04	10,000,000	10,020,600

		30,080,381
North Carolina 0.1%
North Carolina Eastern Municipal Power Agency Power System Revenue, 5.25%, Due 1/01/04	2,365,000	2,378,362

Ohio 0.7%
Beavercreek, Ohio City School District TAN, 3.25%, Due 12/01/03	2,015,000	2,017,257
East Palestine, Ohio City School District BAN, 2.00%, Due 8/05/04	3,897,000	3,918,940
Lorain, Ohio Street Improvement BAN, 2.75%, Due 4/01/04	3,625,000	3,635,512
Monroe, Ohio BAN, 2.16%, Due 8/25/04	3,925,000	3,955,380
Rickenbacker, Ohio Port Authority Capital Funding Revenue, 3.90%, Due 5/01/04 (j)	$300,000	$304,218

		13,831,307
Pennsylvania 0.5%
Haverford Township, Pennsylvania RAN, 1.60%, Due 12/26/03	1,000,000	1,000,280
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project, 5.50%, Due 11/01/03	2,360,000	2,360,000
McKean County, Pennsylvania TRAN, 2.75%, Due 12/31/03	1,500,000	1,504,110
Montgomery County, Pennsylvania IDA First Mortgage Revenue Refunding - The Meadowood Corporation Project, 5.15%, Due 12/01/03	390,000	389,750
Philadelphia, Pennsylvania Municipal Authority Equipment Revenue, 5.297%, Due 10/01/04 (j)	3,008,389	3,026,199
West Greene, Pennsylvania School District TRAN, 1.50%, Due 6/30/04	993,800	995,728

		9,276,067
Puerto Rico 0.0%
Commonwealth of Puerto Rico Tax-Exempt Lease Certificates, 5.35%, Due 7/15/04 (Defaulted Effective 9/03/03)(i)	883,735	291,633

South Carolina 0.1%
South Carolina Ports Authority Ports Revenue, 7.60%, Due 7/01/04	1,380,000	1,435,324

South Dakota 0.2%
B-Y Water District BAN, 3.25%, Due 1/01/04	4,000,000	4,011,320
South Dakota HDA Revenue, 2.00%, Due 11/01/03 (j)	965,000	965,000

		4,976,320
Tennessee 1.8%
Johnson City, Tennessee Health and Educational Facilities Board Hospital First Mortgage Revenue - Mountain States Project, 5.25%, Due 7/01/26 (Mandatory Put at $100 on 7/01/04)	21,425,000	21,500,416
Knox County, Tennessee IDB IDR - Spartan Fund Systems, Inc. Project, 7.50%, Due 12/01/12 (Mandatory Put at $100 on 12/01/03) (j)	1,500,000	1,507,500
Maryville, Tennessee IDB IDR - Spartan Food Systems, Inc. Project, 7.50%, Due 12/01/12 (Mandatory Put at $100 on 12/01/03) (j)	1,500,000	1,506,450
Tennessee Energy Acquisition Corporation Gas Revenue, 2.50%, Due 6/30/04	13,000,000	13,034,450

		37,548,816
Texas 0.2%
Brazos, Texas Higher Education Authority, Inc. Student Loan Revenue Refunding, 5.70%, Due 6/01/04	795,000	805,661
Falcons Lair, Texas Utility and Reclamation District COP, 6.25%, Due 10/15/04 (Defaulted Effective 4/15/03) (i)	500,000	170,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Harris County, Texas Health Facilities Development Corporation Hospital Revenue - Memorial Hospital System Project, 7.125%, Due 6/01/15 (Pre-Refunding at $100 on 6/01/04)	$2,720,000	$2,810,304

		3,785,965
Vermont 0.1%
Vermont Student Assistance Corporation Education Loan Revenue Refunding, 6.40%, Due 6/15/04 (j)	1,415,000	1,435,914

Virgin Islands 0.0%
Virgin Islands Public Finance Authority Revenue, 5.50%, Due 10/01/04	1,000,000	1,030,960

Virginia 0.0%
Arlington County, Virginia IDA Resource Recovery Revenue Refunding - Alexandria/Arlington Project, 5.25%, Due 1/01/04 (j)	1,000,000	1,006,680

Washington 0.3%
Fife, Washington Local Improvement District BAN Number 98-2, 3.15%, Due 7/01/04	3,500,000	3,507,210
Grant County, Washington Public Utility District Number 2 Priest Rapids Hydroelectric Development Second Series Revenue Refunding, 5.00%, Due 1/01/04 (j):
Series A	670,000	674,167
Series B	485,000	487,978
Grant County, Washington Public Utility District Number 2 Wanapum Hydroelectric Development Second Series Revenue Refunding, 5.00%, Due 1/01/04 (j):
Series A	340,000	342,115
Series B	385,000	387,395

		5,398,865
Wisconsin 0.0%
Milwaukee, Wisconsin Redevelopment Authority Lease Revenue - Pabst Theater Project, 3.50%, Due 9/01/04	280,000	285,272

Total Municipal Bonds		238,121,094

Variable Rate Put Bonds (d) 50.4%
Alabama 2.1%
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing Authority Revenue - Baptist Health System Project, 3.50%, Due 11/15/16 (Putable at $100 and Rate Reset Effective 7/01/04)	16,500,000	16,500,000
Jefferson County, Alabama Sewer Revenue Refunding (j):
0.95%, Due 2/01/40 (Putable at $100 and Rate Reset Effective 11/25/03)	16,825,000	16,825,000
0.95%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 11/14/03)	3,050,000	3,050,000
1.00%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 11/19/03)	6,050,000	6,050,000
Mobile, Alabama IDB PCR Refunding - International Paper Company Project, 2.70%, Due 12/01/11 (Putable at $100 and Rate Reset Effective 12/01/03)	1,500,000	1,499,295

		43,924,295
Arizona 1.4%
Maricopa County Arizona Pollution Control Corporation PCR Refunding - Arizona Public Service Company Project:
1.70%, Due 5/01/29 (Mandatory Put at $100 on 3/06/04)	$8,000,000	$7,999,360
Series D, 1.75%, Due 5/01/29 (Mandatory Put at $100 on 4/05/04)	5,000,000	5,001,000
Series E, 1.75%, Due 5/01/29 (Mandatory Put at $100 on 4/05/04)	10,000,000	10,002,000
Series F, 1.75%, Due 5/01/29 (Mandatory Put at $100 on 4/05/04)	1,500,000	1,500,300
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - Palo Verde Project, 2.75%, Due 1/01/38 (Mandatory Put at $100 on 7/01/04)	4,500,000	4,496,985

		28,999,645
California 3.4%
California GO:
1.45%, Due 6/01/08 (Putable at $100 and Rate Reset Effective 11/09/03)	11,735,000	11,735,000
1.55%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 11/13/03)	15,900,000	15,900,000
California State Department of Water Resources Power Supply Revenue, 1.11%, Due 5/01/22 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	19,300,000	19,300,000
California Statewide Communities Development Authority COP (j):
Eskaton Properties, Inc. Project, 1.85%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	9,650,000	9,650,000
Eskaton Properties, Inc. Project, 1.85%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 11/13/03)	8,400,000	8,400,000
Retirement Housing Foundation Project, 1.95%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 12/03/03)	3,000,000	3,000,000
Huntington Park, California Redevelopment Agency IDR - Huntington Park Project, 4.00%, Due 8/01/15 (Putable at $100 and Rate Reser Effective 2/01/04) (j)	1,030,000	1,030,000
Orange County, California Special Financing Authority Teeter Plan Revenue, 1.10%, Due 11/01/14 (Putable at $100 and Rate Reset Effective 11/12/03) (j):
Series D	500,000	500,000
Series E	150,000	150,000

		69,665,000
Colorado 2.3%
Colorado Health Facilities Authority Revenue EXTRAS - Baptist Home Association of the Rocky Mountains, Inc. Project, 7.50%, Due 8/15/27 (Putable at $100 and Rate Reset Effective 8/15/04)	3,000,000	2,999,940
Denver, Colorado City and County MFHR Refunding - The Seasons Apartments Project, 2.70%, Due 10/15/08 (Putable at $100 and Rate Reset Effective 11/13/03)	27,600,000	28,126,056
Garfield County, Colorado Hospital Revenue - Valley View Hospital Project, 1.10%, Due 5/15/33 (Putable at $100 and Rate Reset Effective 11/14/03) (j)	16,525,000	16,525,000

		47,650,996

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Connecticut 0.5%
Connecticut State Health and Educational Facilities Authority Revenue - Greater Hartford YMCA Project, 1.10%, Due 7/01/32 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	$9,630,000	$9,630,000

Florida 0.6%
Brevard County, Florida Health Facilities Authority Revenue Refunding - Retirement Housing Foundation Project, 1.95%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 12/03/03) (j)	4,600,000	4,600,000
Volusia County, Florida IDA Revenue Refunding, 1.95%, Due 12/01/28 Putable at $100 and Rate Reset Effective 12/03/03) (j)	8,250,000	8,250,000

		12,850,000
Georgia 1.9%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project:
1.09%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/26/03)	700,000	700,000
1.15%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/28/03)	11,100,000	11,100,000
1.15%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 12/03/03)	6,620,000	6,620,000
Dahlonega, Georgia Downtown Development Authority Student Housing Revenue - North Georgia Student Housing Project, 1.15%, Due 6/01/28 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	5,200,000	5,200,000
Jefferson, Georgia Development Authority IDR - Sumitomo Plastics America, Inc. Project, 2.90%, Due 5/01/08 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	5,000,000	5,000,000
Marietta, Georgia Authority MFHR Refunding - Wood Knoll Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	4,965,000	5,046,823
Thomaston-Upson County, Georgia IDA IDR - Yamaha Music Manufacturing Project, 3.55%, Due 8/01/18 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	5,000,000	5,000,000

		38,666,823
Illinois 5.4%
Illinois DFA IDR - 164 North Wacker Drive Project, 1.25%, Due 12/01/15 (Putable at $100 and Rate Reset Effective 12/01/03) (j)	670,000	670,000
Illinois DFA PCR Refunding - Illinois Power Company Project (j):
1.50%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 11/11/03)	61,785,000	61,785,000
1.50%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 11/24/03)	31,685,000	31,683,918
1.55%, Due 3/01/17 (Putable at $100 and Rate Reset Effective 11/11/03)	15,375,000	15,375,000
Salem, Illinois IDR - Americana Building Products Project, 2.30%, Due 4/01/17 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	1,890,000	1,890,000

		111,403,918
Indiana 1.4%
Anderson, Indiana MFHR - Cross Lakes Apartments Project, 5.50%, Due 7/01/33 (Mandatory Put at $100 on 11/01/03)	$8,080,000	$8,080,000
Clarksville Industry Revenue Refunding - Retirement Housing Foundation Project, 1.95%, Due 12/01/25 (Putable at $100 and Rate Reset Effective 12/03/03) (j)	4,300,000	4,300,000
Indiana DFA Solid Waste Disposal Revenue - Waste Management, Inc. Project, 3.45%, Due 10/01/31 (Mandatory Put at $100 on 10/01/04)	1,000,000	1,000,000
Indianapolis, Indiana MFHR - Covered Bridge Project, 5.50%, Due 4/01/30 (Mandatory Put at $100 on 11/01/03)	9,555,000	9,555,000
Warrick County, Indiana PCR - Southern Indiana Gas and Electric Project, 4.30%, Due 7/01/15 (Mandatory Put at $100 on 7/01/04)	5,025,000	5,141,379

		28,076,379
Kansas 0.3%
La Cygne, Kansas Environmental Improvement Revenue Refunding - Kansas City Power and Light Company Project, 3.90%, Due 3/01/18 (Mandatory Put at $100 on 9/01/04)	5,040,000	5,152,594

Kentucky 0.5%
Hopkinsville, Kentucky IDR - Douglas Autotech Corporation Project, 3.95%, Due 4/01/15 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	6,900,000	6,900,000
Kentucky EDFA Revenue Refunding - Retirement Housing Foundation Project, 1.95%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 12/03/03) (j)	650,000	650,000
Kentucky Rural Water Finance Corporation Public Project Revenue, 1.20%, Due 10/01/06 (Mandatory Put at $100 on 4/01/04)	2,300,000	2,291,375

		9,841,375
Louisiana 3.1%
Calcasieu Parish, Louisiana Memorial Hospital Service District Hospital Revenue - Lake Charles Memorial Hospital Project, 2.30%, Due 12/01/18 (Putable at $100 and Rate Reset Effective 12/03/03) (j)	10,450,000	10,450,000
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue - Cospolich, Inc. Project, 1.51%, Due 4/01/24 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	1,700,000	1,700,000
Louisiana Public Facilities Authority MFHR Refunding - Whitten Foundation Project:
2.25%, Due 8/01/32 (Mandatory Put at $100 on 11/30/03)	35,000,000	35,000,000
3.00%, Due 8/01/32 (Putable at $100 and Rate Reset Effective 11/30/03)	19,575,000	10,276,875
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue - The Dow Chemical Company Project, 1.41%, Due 12/01/24 (Putable at $100 and Rate Reset Effective 11/03/03)	6,400,000	6,400,000

		63,826,875

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Maryland 0.4%
Maryland Health and Higher EFA Revenue - Sheppard Pratt Project, 1.05%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 11/20/03) (j)	$8,500,000	$8,500,000

Massachusetts 1.8%
Massachusetts Industrial Finance Agency Industrial Revenue - New England Milling Company Project, 2.75%, Due 4/01/10 (Putable at $100 and Rate Reset Effective 12/01/03) (j)	10,000,000	10,000,000
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue, 5.15%, Due 7/01/16 (Pre-Refunding at $100 on 7/01/04) (j)	24,900,000	26,071,296

		36,071,296
Michigan 2.1%
Grand Rapids, Charter Township, Michigan Economic Development Corporation Revenue - Porter Hills Obligation Group Project, 1.10%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	33,100,000	33,100,000
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project, 2.56%, Due 12/01/03 (Putable at $100 and Rate Reset Effective 11/09/03)	1,400,000	1,400,000
Michigan Strategic Fund, Ltd. Obligation Revenue Refunding - Porter Hills Project, 1.10%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	8,025,000	8,025,000

		42,525,000
Minnesota 0.5%
Burnsville, Minnesota Housing Revenue - Provence LLC Project, 1.30%, Due 1/01/45 (Putable at $100 and Rate Reset Effective 11/09/03) (j)	130,000	130,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 1.25%, Due 11/01/26 (Putable at $100 and Rate Reset Effective 11/09/03)	245,000	245,000
Eagan, Minnesota MFHR, 1.11%, Due 12/01/29 (Putable at $100 and Rate Reset Effective 11/09/03) (j)	100,000	100,000
Edina, Minnesota MFMR Refunding - Vernon Terrace Project, 1.75%, Due 7/01/25 (Putable at $100 and Rate Reset Effective 11/13/03)	5,625,000	5,625,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project, 1.65%, Due 7/01/21 (Putable at $100 and Rate Reset Effective 11/09/03) (j)	165,000	165,000
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue, 1.12%, Due 1/01/25 (Putable at $100 and Rate Reset Effective 11/09/03) (j)	100,000	100,000
Minnesota Housing Finance Agency, 1.10%, Due 1/01/09 (Putable at $100 and Rate Reset Effective 11/09/03)	65,000	65,000
Minnesota Housing Finance Agency SFMR, 3.20%, Due 1/01/24 (Mandatory Put at $100 on 4/29/04)	3,600,000	3,600,000

		10,030,000
Mississippi 1.6%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.10%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 11/19/03)	$29,100,000	$29,100,000
Mississippi Business Finance Corporation Solid Waste Disposal Revenue - Waste Management Project, 4.65%, Due 3/01/27 (Mandatory Put at $100 on 3/01/04)	3,000,000	3,015,270

		32,115,270
Missouri 3.4%
Jefferson County, Missouri IDA Industrial Revenue Refunding - Festus Manor Nursing Home Project, 1.83%, Due 5/01/13 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	1,220,000	1,220,000
Missouri Environmental Improvement & Energy Resources Authority Environmental Improvement Revenue Refunding - Amerenue Project:
1.45%, Due 3/01/35 (Putable at $100 and Rate Reset Effective 11/12/03)	11,100,000	11,100,000
1.55%, Due 3/01/35 (Putable at $100 and Rate Reset Effective 11/14/03)	9,075,000	9,075,000

Missouri Environmental Improvement & Energy Resources Authority Environmental Improvement Revenue Refunding - Union Electric Company Project, 1.55%, Due 9/01/33 (Putable at $100 and Rate Reset Effective 11/06/03):

Series A	22,250,000	22,250,000
Series B	12,100,000	12,100,000
Series C	10,500,000	10,500,000
St. Louis, Missouri Port Authority IDR Refunding - Italgrani USA, Inc. Project, 1.45%, Due 6/01/06 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	2,600,000	2,600,000

		68,845,000
Montana 0.3%
Montana Board of Regents Higher Education Facilities Revenue Refunding, 0.90%, Due 11/15/16 (Putable at $100 and Rate Reset Effective 11/20/03) (j)	6,000,000	6,000,000

New Hampshire 0.8%
New Hampshire Business Finance Authority PCR Refunding - United Illuminating Company Project (Mandatory Put at $100 on 2/01/04):
3.75%, Due 7/01/27	12,200,000	12,255,754
4.55%, Due 7/01/27	5,000,000	5,029,800

		17,285,554
New Jersey 0.5%
New Jersey EDA Senior Mortgage Revenue Refunding EXTRAS - Arbor Glen of Bridgewater Project, 5.375%, Due 5/15/32 (Putable at $100 and Rate Reset Effective 5/15/04)	11,000,000	10,971,840

New Mexico 1.6%
Farmington, New Mexico PCR Refunding - San Juan Project, 2.75%, Due 4/01/33 (Mandatory Put at $100 on 4/01/04)	13,750,000	13,791,800

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pueblo of Sandia, New Mexico Revenue, 3.05%, Due 3/01/15 (Putable at $100 and Rate Reset Effective 11/13/03)	$19,745,000	$19,745,000

		33,536,800
New York 0.8%
Amherst, New York Industrial Development Agency Revenue - Asbury Pointe, Inc. Project, 5.25%, Due 2/01/35 (Mandatory Put at $100 on 2/01/04)	5,000,000	4,996,900
New York Environmental Facilities Corporation Solid Waste Disposal Revenue - Waste Management Project, 4.00%, Due 5/01/12 (Mandatory Put at $100 on 5/01/04)	3,000,000	3,014,400
New York, New York Industrial Development Agency Civic Facility Revenue - Churchill School Center Project, 1.15%, Due 10/01/29 (Putable at $100 and Rate Reset Effective 11/05/03) (j)	8,100,000	8,100,000

		16,111,300
North Carolina 0.3%
Martin County, North Carolina Industrial Facilities and PCFA Revenue Refunding - Weyerhaeuser Company Project, 3.00%, Due 6/01/21 (Putable at $100 and Rate Reset Effective 11/09/03)	4,000,000	4,000,000
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue - Carol Woods Project, 1.00%, Due 4/01/31 (Putable at $100 and Rate Reset Effective 11/03/03) (j)	2,960,000	2,960,000

		6,960,000
North Dakota 0.1%
Underwood, North Dakota PCR:
Cooperative Power Association Project, 0.95%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 11/19/03)	900,000	900,000
United Power Association Project, 1.13%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 12/03/03)	900,000	900,000

		1,800,000
Ohio 0.2%
Mentor, Ohio IDR - Arrow Machine Company, Ltd. Project, 2.43%, Due 5/01/18 (Putable at $100 and Rate Reset Effective 11/09/03) (j)	1,615,000	1,615,000
Ohio Air Quality Development Authority PCR Refunding - Pennsylvania Power Company Project, 2.50%, Due 1/01/29 (Mandatory Put at $100 on 7/01/04)	2,000,000	1,999,700

		3,614,700
Oregon 2.9%
Clackamas County, Oregon Hospital Facility Authority Revenue - Providence Health Systems Project, 1.08%, Due 10/01/33 (Putable at $100 and Rate Reset Effective 11/13/03)	49,000,000	49,000,000
Oregon EDR - Toyo Tanso USA, Inc. Project, 3.55%, Due 2/01/12 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	3,000,000	3,000,000
Port Morrow, Oregon PCR, 1.25%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 11/12/03)	5,500,000	5,500,000
Port of Portland, Oregon Terminal Facilities Revenue - Union Pacific Railroad Company Project, 3.00%, Due 12/01/06 (Mandatory Put at $100 on 12/01/03)	$1,500,000	$1,500,330

		59,000,330
Pennsylvania 1.9%
Cumberland County, Pennsylvania Municipal Authority Revenue - LSN/TLS Obligated Group Project, 1.10%, Due 1/01/33 (Putable at $100 and Rate Reset Effective 11/14/03) (j)	29,910,000	29,910,000
Dauphin County, Pennsylvania General Authority Revenue, 1.65%, Due 6/01/26 (Mandatory Put at $100 on 6/01/04)	1,000,000	1,000,000
Delaware Valley, Pennsylvania Regional Finance Authority Local Government Revenue, 1.00%, Due 8/01/18 (Putable at $100 and Rate Reset Effective 11/19/03) (j)	550,000	550,000
Montgomery County, Pennsylvania IDA PCR Refunding - Peco Energy Company, 5.20%, Due 10/01/30 (Mandatory Put at $100 on 10/01/04)	6,750,000	6,985,508

		38,445,508
Puerto Rico 1.3%
Commonwealth of Puerto Rico Department of Corrections Leases, 6.41%, Due 6/09/04 (Defaulted Effective 12/01/02) (i)	495,404	492,981
Commonwealth of Puerto Rico Department of Family Services Leases, 6.41%, Due 8/02/04 (Defaulted Effective 8/01/03) (i)	527,601	524,383
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation, 1.70%, Due 10/01/40 (Putable at $100 and Rate Reset Effective 11/12/03)	26,715,000	26,715,000
Commonwealth of Puerto Rico Leases - Sugar Corporation Project, 6.43%, Due 11/30/04 (Defaulted Effective 10/28/03) (i)	681,578	7

		27,732,371
South Carolina 0.7%
Richland County, South Carolina IDR - Ashland Oil Project, 2.56%, Due 3/01/04 (Putable at $100 and Rate Reset Effective 11/09/03)	1,400,000	1,400,000
York County, South Carolina PCR:
1.00%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/26/03)	100,000	100,000
1.128%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 12/03/03)	5,200,000	5,200,000
York County, South Carolina PCR Refunding - Duke Power Company Project, 1.70%, Due 8/01/14 (Putable at $100 and Rate Reset Effective 11/05/03)	7,350,000	7,350,000

		14,050,000
South Dakota 0.5%
Aberdeen, South Dakota EDR, 2.65%, Due 5/01/29 (Putable at $100 and Rate Reset Effective 5/03/04) (j)	2,725,000	2,725,000
Sioux Falls, South Dakota EDR Refunding - City Centre Hotel Corporation Project, 7.00%, Due 11/01/16 (Putable at $100 and Rate Reset Effective 12/01/03)	6,999,721	6,999,721

		9,724,721

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Tennessee 0.9%
Nashville and Davidson Counties, Tennessee Metropolitan Government Health and Educational Facilities Board Revenue Refunding - Timberlake Project, 1.10%, Due 8/15/32 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	$500,000	$500,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.25%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 1/31/04) (j)	1,000,000	1,000,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDR - Waste Management, Inc. Project, 4.10%, Due 8/01/31 (Mandatory Put at $100 on 8/01/04)	3,500,000	3,527,020
Shelby County, Tennessee Health, Educational and Housing Facilities Board Revenue Refunding - Arbors of Germantown Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	12,800,000	13,010,048

		18,037,068
Texas 3.6%
Abilene, Texas Health Facilities Development Corporation Retirement Facilities Revenue EXTRAS - Sears Methodist Retirement System Obligated Group Project, 5.25%, Due 11/15/28 (Mandatory Put at $100 on 11/15/03)	6,070,000	6,068,907
Brazos River Authority PCR Refunding - TXU Electric Company Project, 4.25%, Due 5/01/33 (Mandatory Put at $100 on 11/01/03)	13,500,000	13,500,000
Brownsville, Texas Utility Systems Revenue, 1.10%, Due 9/01/27 (Putable at $100 and Rate Reset Effective 11/12/03) (j)	505,000	505,000
Ivy Walk Apartments Trust Variable Rate Pass-Thru Certificates, 5.50%, Due 3/01/07 (Putable at $100 on 9/01/04)	6,460,000	5,814,000
Lubbock, Texas Health Facilities Development Corporation First Mortgage Revenue - Carillon, Inc. Project, 5.75%, Due 7/01/29 (Mandatory Put at $100 on 7/01/04)	1,295,000	1,183,824
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company (Mandatory Put at $100 on 11/01/03):
3.75%, Due 5/01/30	20,790,000	20,790,000
4.00%, Due 5/01/30	1,700,000	1,700,000
Sabine River Authority PCR Refunding - TXU Energy Company Project, 4.00%, Due 5/01/28 (Mandatory Put at $100 on 11/01/03)	10,280,000	10,280,000
Tarrant County, Texas HFC MFHR - Windrush Project, 6.00%, Due 10/01/34 (Mandatory Put at $100 on 4/01/04) (i)	3,780,000	3,780,000
Texarkana, Texas HFC MFHR - Tanglewood Terrace Apartments Project, 2.00%, Due 6/01/29 (Mandatory Put at $100 on 6/01/04) (i)	4,215,000	3,582,202
Waller County, Texas IDC IDR - McKesson Water Products Projects, 2.13%, Due 10/30/26 (Putable at $100 and Rate Reset Effective 11/12/03)	$6,000,000	$6,000,000

		73,203,933
Washington 0.1%
Yakima, Washington Housing Authority Revenue - Klickitat Valley Hospital Project, 2.05%, Due 10/01/23 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	3,215,000	3,215,000
Wisconsin 0.2%
Delafield, Wisconsin Community Development Authority Revenue - University Lake School Project, 1.00%, Due 3/01/35 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	1,000,000	1,000,000
Green Bay, Brown County, Wisconsin Professional Football Stadium Revenue - Lambeau Field Renovation Project, 0.90%, Due 2/01/31 (Putable at $100 and Rate Reset Effective 11/13/03) (j)	200,000	200,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - Cathedral Place Parking Facility Project, 1.13%, Due 5/01/25 (Putable at $100 and Rate Reset Effective 11/09/03) (j)	4,000,000	4,000,000

		5,200,000
Wyoming 1.0%
Albany County, Wyoming PCR - Union Pacific Railroad Company Project, 3.00%, Due 12/01/15 (Mandatory Put at $100 on 12/01/03)	850,000	850,187
Converse County, Wyoming PCR Refunding, 2.10%, Due 7/01/06 (Putable at $100 and Rate Reset Effective 11/09/03)	10,000,000	10,000,000
Gillette, Wyoming Environmental Improvement Revenue - Black Hills Power and Light Company Project, 2.95%, Due 6/01/24 (Putable at $100 and Rate Reset Effective 11/09/03)	2,855,000	2,855,000
Sweetwater County, Wyoming PCR Refunding, 2.10%, Due 12/01/05 (Putable at $100 and Rate Reset Effective 11/09/03)	6,305,000	6,305,000

		20,010,187

Total Variable Rate Put Bonds		1,032,673,778
Municipal Money Market Funds 2.9%
Multiple States
Strong Municipal Money Market Fund (g)	9,150,000	9,150,000
Strong Tax-Free Money Fund (g)	49,540,000	49,540,000

		58,690,000

Total Short-Term Investments (Cost $1,337,253,428)		1,329,484,872

Total Investments in Securities (Cost $2,051,368,998) 100.0%		2,048,302,421
Other Assets and Liabilities, Net (0.0%)		(171,562)

Net Assets 100.0%		$2,048,130,859

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
40 Two-Year U. S. Treasury Notes	12/03	$8,578,750	$46,250

SWAPS

Open Swap contracts at October 31, 2003 consisted of the following:

Notional Amount	Termination Date	Interest/Index Sold	Interest/Index Bought	Unrealized Appreciation
$70,000,000	10/08/05	1.686%	TBMA* Municipal Swap Index	$200,449

*	Trademark of the Bond Market Association

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Variable Rate Put Bonds 100.0%
Colorado 5.8%
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (j)	$755,000	1.67%	11/11/03	$755,000

Florida 83.0%
Broward County, Florida HFA MFHR (j)	350,000	1.08	11/11/03	350,000
Broward County, Florida HFA Revenue - Sanctuary Cove Apartments Project (j)	265,000	1.10	11/11/03	265,000
Broward County, Florida Health Facilities Authority Revenue Refunding - John Knox Village Project (j)	600,000	1.25	11/05/03	600,000
Coconut Creek, Florida IDR - Elite Aluminum Corporation Project (j)	1,500,000	1.15	11/11/03	1,500,000
Escambia County, Florida HFA SFMR (j)	950,000	1.15	11/11/03	950,000
Florida Gulf Coast University Foundation, Inc. COP (j)	150,000	1.15	11/11/03	150,000
Florida HFA (j)	200,000	1.16	11/11/03	200,000
Florida HFC MFMR - Bridgewater Club Project (j)	1,220,000	1.17	11/11/03	1,220,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue Refunding - Delta Air Lines Project (j)	855,000	1.13	11/11/03	855,000
Hillsborough County, Florida IDA IDR - Seaboard Tampa Terminals Project (j)	500,000	1.20	11/11/03	500,000
Jacksonville, Florida Economic Development Commission IDR (j):
STI Project	1,800,000	1.15	11/11/03	1,800,000
Tremron Jacksonville Project	1,210,000	1.30	11/11/03	1,210,000
Martin County, Florida PCR Refunding - Florida Power & Light Company Project	400,000	1.25	11/05/03	400,000
Sarasota County, Florida Utility Systems Revenue (j)	840,000	1.10	11/11/03	840,000

				10,840,000
Illinois 8.9%
Lakemoor, Illinois MFHR (j)	1,170,000	1.20	11/11/03	1,170,000

Texas 2.3%
Katy, Texas Independent School District GO - School Building Project (j)	300,000	1.35	4/01/04	300,000

Total Variable Rate Put Bonds 100.0%				13,065,000

Total Investments in Securities 100.0%				13,065,000
Other Assets and Liabilities, Net (0.0%)				(3,444)

Net Assets 100.0%				$13,061,556

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Commercial Paper 58.9%
Alaska HFC	$24,600,000	1.07%	11/03/03	$24,598,538
Alpine Securitization Corporation (b) (j)	4,000,000	1.05	11/04/03	3,999,650
	10,400,000	1.05	11/07/03	10,398,180
	9,000,000	1.05	12/03/03	8,991,600
Atlantis One Funding Corporation (b) (j)	1,965,000	1.05	11/04/03	1,964,828
	18,600,000	1.05	11/13/03	18,593,490
BP Trinidad and Tobago LLC (b) (j)	5,000,000	1.07	11/25/03	4,996,433
Barton Capital Corporation (b) (j)	13,000,000	1.04	11/10/03	12,996,620
	1,900,000	1.05	11/04/03	1,899,834
	3,809,000	1.05	11/18/03	3,807,111
	4,535,000	1.05	12/12/03	4,529,577
Beta Finance, Inc. (b) (j)	7,000,000	1.04	11/14/03	6,997,371
Blue Ridge Asset Funding Corporation (b) (j)	14,900,000	1.05	11/10/03	14,896,089
CBA Delaware Finance, Inc. (j)	20,000,000	1.04	11/03/03	19,998,844
CC USA, Inc. (b)	12,000,000	1.05	11/17/03	11,994,400
CXC, Inc. (b) (j)	21,500,000	1.06	11/24/03	21,485,440
California PCFA Environmental Improvement Revenue (j)	24,100,000	1.09	12/01/03	24,100,000
Compass Securitization LLC (b) (j)	13,755,000	1.05	11/18/03	13,748,180
	3,900,000	1.06	11/19/03	3,897,933
	1,055,000	1.06	12/01/03	1,054,068
Danske Corporation, Series A (j)	21,735,000	1.05	11/12/03	21,728,038
Delaware Funding Corporation (b) (j)	23,000,000	1.05	11/18/03	22,988,596
Den Norske Bank	23,000,000	1.05	12/02/03	22,979,204
Duke University	5,000,000	1.06	11/14/03	4,998,086
	5,750,000	1.07	11/03/03	5,749,658
Eureka Securitization, Inc. (b) (j)	5,000,000	1.05	11/03/03	4,999,708
	18,000,000	1.06	12/01/03	17,984,150
Fortis Finance NV (b) (j)	14,049,000	1.04	11/06/03	14,046,971
	5,076,000	1.04	11/18/03	5,073,507
General Electric Capital Corporation	2,200,000	1.05	11/13/03	2,199,230
Govco, Inc. (b) (j)	6,000,000	1.05	12/03/03	5,994,400
	18,000,000	1.06	11/06/03	17,997,350
Gulf Coast IDA Environmental Facilities Revenue (j)	2,500,000	1.08	11/06/03	2,500,000
	10,000,000	1.10	11/03/03	10,000,000
Gulf Coast Waste Disposal Authority PCR (j)	24,100,000	1.08	11/06/03	24,100,000
KZH-KMS Corporation (b) (j)	11,000,000	1.05	11/19/03	10,994,225
	12,000,000	1.07	11/17/03	11,994,293
Kitty Hawk Funding Corporation (b) (j)	10,000,000	1.06	11/17/03	9,995,289
Lexington Parker Capital Corporation (b)	4,600,000	1.07	11/06/03	4,599,316
Long Island College Hospital (j)	10,000,000	1.10	11/12/03	9,996,639
Market Street Funding Corporation (b) (j)	19,875,000	1.07	11/20/03	19,863,776
	4,000,000	1.07	11/21/03	3,997,622
Marshall & Ilsley Corporation	7,000,000	1.05	11/25/03	6,995,100
	5,200,000	1.06	12/01/03	5,195,407
Morgan Stanley Capital I, Inc.	5,000,000	1.04	11/05/03	4,999,422
Nationwide Building Society	24,000,000	1.03	11/06/03	23,996,567
Nieuw Amsterdam Receivables Corporation (b) (j)	10,000,000	1.06	11/17/03	9,995,289
	7,000,000	1.06	11/18/03	6,996,496
	3,500,000	1.06	11/24/03	3,497,630
	2,800,000	1.07	11/06/03	2,799,584
Nordea North America, Inc. (j)	2,430,000	1.05	11/06/03	2,429,646
	10,000,000	1.05	12/03/03	9,990,667
Oakland-Alameda County, California Coliseum Authority Lease Revenue (j)	24,700,000	1.12	11/03/03	24,700,000
	24,200,000	1.13	12/01/03	24,200,000
Old Line Funding Corporation (b) (j)	1,640,000	1.05	11/12/03	1,639,474
	2,800,000	1.05	11/20/03	2,798,448
	3,000,000	1.06	12/08/03	2,996,732
Rabobank United States of America Financial Corporation	2,250,000	1.05	11/28/03	2,248,228
Royal Bank of Scotland PLC	4,993,000	1.06	11/03/03	4,992,706
Sheffield Receivables Corporation (b) (j)	4,000,000	1.04	11/13/03	3,998,613
	1,150,000	1.05	11/10/03	1,149,698
	4,900,000	1.05	11/17/03	4,897,713
	13,410,000	1.05	11/21/03	13,402,177

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Societe Generale North America, Inc. (j)	$4,100,000	1.03%	11/05/03	$4,099,531
Society of New York Hospital Fund, Inc. (j)	6,360,000	1.11	11/12/03	6,357,843
Steamboat Funding Corporation (b) (j)	2,900,000	1.05	11/10/03	2,899,239
	2,800,000	1.06	11/04/03	2,799,753
	15,000,000	1.06	11/07/03	14,997,350
Svenska Handelsbank, Inc. (j)	24,100,000	1.05	12/02/03	24,078,210
Sydney Capital, Inc. (b) (j)	24,000,000	1.06	11/07/03	23,995,760
Tasman Funding, Inc. (b) (j)	3,660,000	1.06	11/06/03	3,659,461
	1,630,000	1.06	11/17/03	1,629,225
	7,500,000	1.06	11/26/03	7,494,479
	1,771,000	1.07	11/10/03	1,770,526
	2,780,000	1.07	11/14/03	2,778,926
	5,742,000	1.07	11/18/03	5,739,099
Three Pillars Funding Corporation (b) (j)	23,900,000	1.07	11/17/03	23,888,634
Thunder Bay Funding, Inc. (b) (j)	3,661,000	1.05	11/10/03	3,660,039
	1,300,000	1.06	11/12/03	1,299,579
	3,127,000	1.06	11/14/03	3,125,803
	8,252,000	1.06	11/17/03	8,248,112
	3,838,000	1.06	11/20/03	3,835,863
Ticonderoga Funding LLC (b) (j)	5,300,000	1.05	12/04/03	5,294,899
Toyota Credit de Puerto Rico, Inc.	7,600,000	1.05	11/10/03	7,598,005
	13,214,000	1.06	11/07/03	13,211,666
	2,800,000	1.06	12/05/03	2,797,197
Triple-A-One Funding Corporation (b) (j)	9,000,000	1.05	11/05/03	8,998,950
	5,000,000	1.05	11/10/03	4,998,687
	2,805,000	1.05	11/21/03	2,803,364
	2,300,000	1.06	11/07/03	2,299,595
	4,527,000	1.06	11/17/03	4,524,867
Tulip Funding Corporation (b) (j)	24,000,000	1.06	11/03/03	23,998,587
Variable Funding Capital Corporation (b) (j)	9,400,000	1.05	11/04/03	9,399,177
Waterfront Funding Corporation (b) (j)	17,000,000	1.06	11/17/03	16,991,960
Windmill Funding Corporation (b) (j)	9,000,000	1.05	11/13/03	8,996,850
	13,000,000	1.05	11/18/03	12,993,554
Yorkshire Building Society	5,000,000	1.06	11/10/03	4,998,675
	10,000,000	1.06	11/21/03	9,994,111
	7,187,000	1.07	11/14/03	7,184,223

Total Commercial Paper				927,089,640

Taxable Variable Rate Put Bonds 22.8%
Alabama Incentives Financing Authority Special Obligation	18,955,000	1.15	11/06/03	18,955,000
Alaska HFC	25,100,000	1.10	11/06/03	25,100,000
Aurora, Kane & DuPage Counties, Illinois IDR	3,885,000	1.52	11/06/03	3,885,000
Botsford General Hospital Revenue	6,040,000	1.15	11/03/03	6,040,000
CEI Capital LLC	3,705,000	1.12	11/06/03	3,705,000
Colorado HFA	27,745,000	1.10	11/05/03	27,745,000
Concrete Company	25,300,000	1.17	11/06/03	25,300,000
Convenience Holding Company LLC	2,985,000	1.17	11/06/03	2,985,000
Cornerstone Funding Corporation I, Series 2001D	5,592,000	1.18	11/06/03	5,592,000
Cornerstone Funding Corporation I, Series 2003D	2,500,000	1.15	11/06/03	2,500,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue - University of Arkansas Project	5,170,000	1.17	11/06/03	5,170,000
Denver, Colorado City and County Airport Revenue Refunding	2,500,000	1.10	11/05/03	2,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	17,365,000	1.17	11/06/03	17,365,000
ETC Holdings LLC	5,500,000	1.15	11/03/03	5,500,000
Franklin Avenue Associates LP	9,000,000	1.17	11/03/03	9,000,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC	1,700,000	1.25	11/06/03	1,700,000
Headquarters Partnership, Ltd.	7,590,000	1.15	11/06/03	7,590,000
Kings Glen Apartments LLC	7,483,000	1.15	11/06/03	7,483,000
LP Pinewood SPV LLC (f)	23,300,000	1.12	11/06/03	23,300,000
Los Angels, California Community Redevelopment Agency Refunding	25,000,000	1.14	11/05/03	25,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project	5,000,000	1.10	11/03/03	5,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Moondance Enterprises LP	$8,650,000	1.17%	11/06/03	$8,650,000
New Jersey EDA EDR - MSNBC/CNBC Project	4,800,000	1.10	11/03/03	4,800,000
Opelika, Alabama IDA IDR - Industrial Park Project	6,605,000	1.21	11/06/03	6,605,000
R.M. Greene, Inc.	3,840,000	1.15	11/06/03	3,840,000
Radiation Oncology Partners LLP	4,815,000	1.15	11/06/03	4,815,000
Sea Island Company & Sea Island Coastal Properties LLC	10,000,000	1.17	11/06/03	10,000,000
Sussex, Wisconsin IDR - Rotating Equipment Project	1,540,000	1.25	11/06/03	1,540,000
Thayer Properties LLC	13,095,000	1.15	11/06/03	13,095,000
Tifton Mall, Inc.	7,120,000	1.15	11/06/03	7,120,000
Todd Shopping Center LLC	10,100,000	1.12	11/05/03	10,100,000
Virginia Health Services, Inc.	6,172,000	1.12	11/05/03	6,172,000
WLB LLC	12,000,000	1.15	11/06/03	12,000,000
Wells Fargo Bank North America, Tranche #116	23,600,000	1.06	11/26/03	23,599,710
Woodland Park Apartments LLC	15,365,000	1.15	11/06/03	15,365,000

Total Taxable Variable Rate Put Bonds				359,116,710

United States Government & Agency Issues 20.1%
FHLMC Notes:
1.25%, Due 8/27/04	20,000,000	1.25	8/27/04	20,000,000
1.40%, Due 11/03/04	10,000,000	1.40	11/03/04	10,000,000
1.40%, Due 11/09/04	20,000,000	1.40	11/09/04	20,000,000
1.45%, Due 9/14/04	15,000,000	1.45	9/14/04	15,000,000
1.47%, Due 11/29/04	5,000,000	1.52	11/29/04	4,997,545
1.50%, Due 11/16/04	10,000,000	1.50	11/16/04	10,000,000
FNMA Notes:
1.03%, Due 7/26/04	45,000,000	1.03	7/26/04	45,000,000
1.06%, Due 7/20/04	15,000,000	1.06	7/20/04	15,000,000
1.18%, Due 7/27/04	15,000,000	1.18	7/27/04	15,000,000
1.20%, Due 8/17/04	25,000,000	1.20	8/17/04	25,000,000
1.25%, Due 8/27/04	25,000,000	1.25	8/27/04	24,999,746
1.45%, Due 9/01/04	20,000,000	1.45	9/01/04	20,000,000
1.50%, Due 9/24/04	5,000,000	1.50	9/24/04	5,000,000
Federal Home Loan Bank Notes:
1.02%, Due 7/16/04	30,000,000	1.02	7/16/04	30,000,000
1.08%, Due 7/16/04	30,000,000	1.08	7/16/04	30,000,000
1.30%, Due 6/28/04	20,000,000	1.30	6/28/04	20,000,000
1.52%, Due 11/26/04	7,000,000	1.52	11/26/04	7,000,000

Total United States Government & Agency Issues				316,997,291

Total Investments in Securities 101.8%				1,603,203,641
Other Assets and Liabilities, Net (1.8%)				(27,890,535)

Net Assets 100.0%				$1,575,313,106

STRONG MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Municipal Bonds 15.0%
Alabama 0.4%
Decatur, Alabama IDR Solid Waste Disposal Revenue - Amoco Chemical Company Project (e)	$2,000,000	1.20%	11/12/03	$2,000,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project (e)	2,400,000	1.23	11/12/03	2,400,000
West Jefferson, Alabama, IDB PCR Refunding - Alabama Power Company Project (e)	1,400,000	1.20	11/12/03	1,400,000

				5,800,000
Alaska 0.0%
Alaska Industrial Development and Export Authority, Lot 10 (e) (j)	120,000	1.47	11/18/03	120,000

Arizona 0.3%
Phoenix, Arizona IDA MFHR (e) (i) (j)	5,130,000	1.15	6/15/04	5,130,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
California 0.8%
California PCFA PCR Refunding - Pacific Gas & Electric Corporation Project (e) (j)	$1,800,000	1.18%	11/12/03	$1,800,000
San Diego, California Public Facilities Financing Authority Lease Revenue (e) (i) (j)	10,000,000	1.05	6/02/04	10,000,000

				11,800,000
Colorado 1.1%
El Paso County, Colorado SFMR Refunding (e) (j)	17,440,000	1.12	2/25/04	17,440,000
Florida 0.5%
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (e) (j)	7,500,000	1.30	11/12/03	7,500,000

Georgia 1.0%
Appling County, Georgia Development Authority PCR - Power Plant Hatch Project (e)	1,500,000	1.20	11/12/03	1,500,000
Fulton County, Georgia Housing Authority MFHR Refunding - Orchard Spring Apartments Project (j)	13,500,000	1.65	6/01/04	13,500,000

				15,000,000
Indiana 0.6%
Whiting, Indiana Environmental Facilities Revenue Refunding - BP Products Project (e)	9,940,000	1.20	11/12/03	9,940,000

Louisiana 1.6%
Iberville Parish, Louisiana Revenue Refunding - Dow Chemical Company Project (e)	7,500,000	1.46	11/12/03	7,500,000
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project (e)	4,600,000	1.80	11/12/03	4,600,000
Plaquemines Parish, Louisiana Environmental Revenue Refunding - BP Exploration & Oil Project (e)	12,300,000	1.20	11/12/03	12,300,000

				24,400,000
Massachusetts 1.0%
Massachusetts 5.15% Municipal Wholesale Electric Company Power Supply System Revenue (Putable at $102 on 7/01/04) (j)	15,000,000	1.20	7/01/04	15,691,309

Minnesota 4.1%
Ramsey County, Minnesota Housing and Redevelopment Authority MFHR - Gateway Apartments LP Project (e) (i)	40,000,000	1.27	12/15/03	40,000,000
Rochester, Minnesota MFHR - Weatherstone Townhomes Apartments Project (e) (i) (j)	20,000,000	1.30	12/01/03	20,000,000
Sherburne County, Minnesota Housing and Redevelopment Authority IDR - Apperts, Inc. Project (e) (j)	3,640,000	1.65	11/12/03	3,640,000

				63,640,000
Oregon 0.1%
Oregon EDR - SP Newsprint Company Project (e) (j)	1,400,000	1.21	11/12/03	1,400,000

South Carolina 0.7%
Oconee County, South Carolina PCR (e)	11,100,000	1.43	11/12/03	11,100,000

South Dakota 0.1%
Lawrence County, South Dakota Waste Disposal Revenue - Homestake Mining Project (e) (j)	1,400,000	1.25	11/12/03	1,400,000

Tennessee 0.4%
Marion County, Tennessee Industrial Environmental Development Board EDR - Variform, Inc. Project (e) (j)	7,000,000	1.25	2/01/04	7,000,000

Texas 0.1%
Gulf Coast Waste Disposal Authority, Texas Solid Waste Disposal Revenue (e)	2,200,000	1.20	11/12/03	2,200,000

Virginia 2.0%
Richmond Virginia IDA Revenue - Cogentrix of Richmond, Inc. Project (e) (j):
Series 1990-A	21,000,000	1.30	11/12/03	21,000,000
Series 1991-A	10,000,000	1.30	11/12/03	10,000,000
Series 1991-B	500,000	1.30	11/12/03	500,000

				31,500,000
Wisconsin 0.2%
Ladysmith-Hawkins Wisconsin 1.44% School District TRAN	3,000,000	1.38	9/30/04	3,001,615

Total Municipal Bonds				234,062,924

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Variable Rate Put Bonds 85.0%
Alabama 4.6%
Alabama HFA MFHR - Lakeshore Crossing Apartments Project (j)	$8,710,000	1.45%	11/18/03	$8,710,000
Alabama HFA SFMR (j):
Series A	17,805,000	1.35	11/18/03	17,805,000
Series C	20,465,000	1.34	11/18/03	20,465,000
Alabama IDA IDR - Whitesell Project (j)	2,825,000	1.35	11/18/03	2,825,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (j)	10,000,000	1.30	11/18/03	10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (j)	970,000	1.41	11/18/03	970,000
Cullman County, Alabama Solid Waste Disposal Authority Revenue Refunding - Cullman Environmental Project (j)	2,330,000	1.50	11/18/03	2,330,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (j)	2,570,000	1.35	11/18/03	2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project (j)	310,000	1.31	11/18/03	310,000
Montgomery, Alabama IDB Revenue (j):
Asphalt Contractors, Inc. Project	700,000	1.35	11/18/03	700,000
Norment Industries, Inc. Project	1,540,000	1.31	11/18/03	1,540,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (j)	890,000	1.36	11/18/03	890,000
Shelby County, Alabama Economic and IDA Revenue - MD Henry Company, Inc. Project (j)	1,250,000	1.40	11/18/03	1,250,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project (j)	1,915,000	1.31	11/18/03	1,915,000

				72,280,000
Alaska 0.1%
Alaska Industrial Development and Export Authority, Lot 12 (j)	1,050,000	1.47	11/18/03	1,050,000

Arizona 1.2%
First Matrix Charter School Trust Pass-Thru Certificates (j)	17,079,000	1.55	11/18/03	17,079,000
Glendale, Arizona IDA IDR - Sto Corporation Project (j)	1,700,000	2.45	12/01/03	1,700,000

				18,779,000
Arkansas 1.3%
Arkansas DFA IDR - Universal Forest Products Project (j)	1,180,000	1.30	11/18/03	1,180,000
Benton County, Arkansas Public Facilities Board MFHR - Rogers Commons Apartments Project (j)	11,000,000	1.45	11/26/03	11,000,000
Clark County, Arkansas Solid Waste Disposal Revenue - Alcoa, Inc. Project	3,750,000	1.55	11/18/03	3,750,000
Pulaski County, Arkansas Public Facilities Board MFHR Refunding - Riverdale Apartments Project (i)	2,500,000	1.45	12/01/03	2,500,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (j)	2,000,000	1.30	11/18/03	2,000,000

				20,430,000
California 4.8%
California PCFA PCR Floating Rate Trust Receipts (j)	49,900,000	1.80	11/18/03	49,900,000
California Statewide Communities Development Authority Multifamily Revenue (j)	7,945,000	1.22	11/18/03	7,945,000
California Statewide Communities Development Corporate Revenue (j):
American Kleaner Project	2,495,000	1.80	11/18/03	2,495,000
Chino Basin Municipal Water Project	2,545,000	1.80	11/18/03	2,545,000
Karcher Property Project	3,560,000	1.80	11/18/03	3,560,000
Glenn, California IDA IDR - Land O’ Lakes, Inc. Project (j)	2,900,000	1.25	11/18/03	2,900,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project (j)	2,400,000	2.55	11/18/03	2,400,000
Riverside County, California IDA IDR - Triple H Processors Project (j)	1,800,000	1.70	11/18/03	1,800,000
San Marcos, California IDA IDR - Tri-M Company Project (j)	845,000	1.82	11/18/03	845,000

				74,390,000
Colorado 3.6%
Colorado HFA EDR (j):
Casa Rosa and Denver Gasket Project	1,840,000	1.35	11/18/03	1,840,000
High Desert Properties Project	2,740,000	1.40	11/18/03	2,740,000
National Bedding Company, Inc. Project	2,500,000	1.31	11/18/03	2,500,000
Fort Collins, Colorado EDR Refunding - Comridge Project (j)	2,485,000	1.25	11/18/03	2,485,000
Hudson, Colorado IDR (j)	1,250,000	1.30	11/18/03	1,250,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (j)	2,390,000	1.67	11/18/03	2,390,000
Munimae Canterbury Trust Pass-Thru Certificates (j)	12,330,000	1.45	11/18/03	12,330,000
Roaring Fork Municipal Products LLC	30,035,000	1.25	11/18/03	30,035,000
Weld County, Colorado Revenue - MAK Group Project (j)	1,205,000	1.40	11/18/03	1,205,000

				56,775,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Florida 2.4%
Broward County, Florida HFA Revenue - Sanctuary Cove Apartments Project (j)	$16,850,000	1.10%	11/18/03	$16,850,000
Florida HFA (j)	1,300,000	1.16	11/18/03	1,300,000
Florida HFC MFMR (j):
Avalon Reserve Apartments Project	7,500,000	1.09	11/18/03	7,500,000
Bridgewater Club Project	290,000	1.17	11/18/03	290,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (j)	1,125,000	1.25	11/18/03	1,125,000
Jacksonville, Florida Economic Development Commission IDR (j):
STI Project	1,875,000	1.15	11/18/03	1,875,000
Tremron Jacksonville Project	1,370,000	1.30	11/18/03	1,370,000
Revenue Bond Certificate Trust (j)	6,530,000	1.30	3/04/04	6,530,000

				36,840,000

Georgia 2.6%
Bulloch County, Georgia Development Authority Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project (j)	5,400,000	1.29	11/18/03	5,400,000
Columbus, Georgia Development Authority Revenue Refunding - Jordan Company Project (j)	830,000	1.36	11/18/03	830,000
Crisp County, Georgia Solid Waste Management Authority Revenue (j)	28,995,000	1.52	11/18/03	28,995,000
Fulton County, Georgia Development Authority Revenue - Darby Printing Company Project (j)	850,000	1.20	11/18/03	850,000
La Grange, Georgia Development Authority Revenue Refunding - Sara Lee Corporation Project	4,000,000	1.55	11/18/03	4,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (j)	945,000	1.60	11/18/03	945,000

				41,020,000

Hawaii 1.0%
Hawaii Department of Budget and Finance Special Purpose Mortgage Revenue - Wailuku River Hydroelectric Project (j)	15,674,000	2.15	11/18/03	15,674,000

Idaho 0.3%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project (j)	4,150,000	1.25	11/10/03	4,150,000

Illinois 2.6%
Aurora, Kane & DuPage Counties, Illinois IDR (j)	1,070,000	1.37	11/18/03	1,070,000
Carol Stream, Illinois IDR - MI Enterprises Project (j)	1,640,000	1.30	11/18/03	1,640,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project (j)	1,475,000	1.25	11/18/03	1,475,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (j)	1,245,000	1.40	11/18/03	1,245,000
Clipper Brigantine Tax-Exempt Certificates Trust (j):
Series 2000-2	15,000	1.40	11/18/03	15,000
Series 2001-1	11,000	1.40	11/18/03	11,000
Geneva, Illinois IDR - Continental Envelope Project (j)	2,485,000	1.30	11/18/03	2,485,000
Illinois DFA IDR (j):
Apogee Enterprises, Inc. Project	1,000,000	1.29	11/18/03	1,000,000
Icon Metalcraft, Inc. Project	1,640,000	1.30	11/18/03	1,640,000
Knead Dough Baking Company Project	3,830,000	1.30	11/18/03	3,830,000
MCL, Inc. Project	4,615,000	1.30	11/18/03	4,615,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical Industries Project (j)	1,500,000	1.25	11/18/03	1,500,000
Iroquois County, Illinois IDR - Swissland Packing Company Project (j)	2,600,000	1.30	11/18/03	2,600,000
Lake County, Illinois IDR - Brown Paper Goods Project (j)	3,225,000	1.41	11/18/03	3,225,000
Lakemoor, Illinois MFHR (j)	200,000	1.20	11/18/03	200,000
Phoenix Realty Special Account MFHR - Brightons Mark Project (j)	8,075,000	1.50	11/18/03	8,075,000
Springfield, Illinois Airport Authority Revenue - Allied-Signal, Inc. Project	4,375,000	1.35	11/18/03	4,375,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard Project (j)	1,610,000	1.40	11/18/03	1,610,000

				40,611,000
Indiana 2.3%
Brownsburg, Indiana EDR - Zanetis Enterprises Project (j)	2,500,000	1.30	11/18/03	2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company Project (j)	6,300,000	1.28	11/18/03	6,300,000
Indianapolis, Indiana Airport Authority Revenue (j)	16,060,000	1.45	11/18/03	16,060,000
Indianapolis, Indiana Airport Facility Revenue (j)	2,000,000	1.40	11/18/03	2,000,000
Indianapolis Industrial EDR - Roth Companies, Inc. Project (j)	2,300,000	1.30	11/18/03	2,300,000
Shelbyville, Indiana EDR - AFR Properties and American Resources Projects (j)	2,150,000	1.41	11/18/03	2,150,000
Westfield, Indiana EDR - Standard Locknut, Inc. Project (j)	2,195,000	1.40	11/18/03	2,195,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Westfield, Indiana IDR - Standard Locknut, Inc. Project (j)	$1,795,000	1.40%	11/18/03	$1,795,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (j)	1,000,000	1.35	11/18/03	1,000,000

				36,300,000
Iowa 0.6%
Eldridge, Iowa IDR - American Finishing Resources, Inc. (j)	1,515,000	1.46	11/18/03	1,515,000
Iowa Finance Authority IDR (j):
Dixie Bedding Company Project	3,000,000	1.75	11/18/03	3,000,000
First Cooperative Association Project	2,625,000	1.30	11/18/03	2,625,000
Scott County, Iowa Industrial Waste Revenue - Nichols Aluminum Project (j)	2,200,000	1.30	11/18/03	2,200,000

				9,340,000
Kansas 0.7%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project	7,500,000	2.25	9/01/04	7,500,000
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project (j)	3,600,000	1.30	11/18/03	3,600,000

				11,100,000
Kentucky 6.1%
Bardstown, Kentucky IBR - Linpac Materials Handling Project (j)	5,270,000	1.30	11/18/03	5,270,000
Boyd County, Kentucky Sewer & Solid Waste Revenue - Air Products and Chemicals Project	5,000,000	1.25	11/18/03	5,000,000
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project (j)	4,155,000	1.25	11/18/03	4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project (j)	7,815,000	1.40	11/18/03	7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (j)	60,385,000	1.33	11/18/03	60,385,000
Madisonville, Kentucky IBR - Period, Inc. Project (j)	3,130,000	1.25	11/18/03	3,130,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (j)	10,000,000	1.35	11/18/03	10,000,000

				95,755,000
Louisiana 1.9%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue - Shreveport Fabricators Project (j)	1,350,000	1.51	11/18/03	1,350,000
Calcasieu Parish, Louisiana Public Trust Authority Solid Waste Disposal Revenue - WPT Corporation Project (j)	1,200,000	1.07	11/18/03	1,200,000
Lake Charles, Louisiana Harbor & Terminal District Revenue - Port Improvement (j)	20,000,000	1.40	11/18/03	20,000,000
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue (j):
Bioset Shreveport LLC Project	6,145,000	1.45	11/18/03	6,145,000
Caddo-Bossier Parishes Project	1,500,000	1.51	11/18/03	1,500,000

				30,195,000
Maine 0.3%
Maine Finance Authority Revenue - William Arthur, Inc. Project (j):
Series 1997	1,500,000	1.40	11/18/03	1,500,000
Series 1998	3,500,000	1.40	11/18/03	3,500,000

				5,000,000
Maryland 1.0%
Capital View II LP Tax-Exempt Bond Grantor Trust (i) (j)	6,380,000	1.53	12/01/03	6,380,000
Maryland EDC IDR - Lenmar, Inc. Project (j)	4,720,000	1.30	11/18/03	4,720,000
Washington County, Maryland EDR - Tandy Project	5,100,000	1.95	11/18/03	5,100,000

				16,200,000
Massachusetts 0.3%
Massachusetts Industrial Finance Agency IDR (j):
Barker Steel Company Issue Project	1,300,000	1.35	11/18/03	1,300,000
Portland Causeway Realty Trust	2,600,000	1.10	11/18/03	2,600,000

				3,900,000
Michigan 0.3%
Michigan Strategic Fund, Ltd. Obligation Revenue (j):
Drake Enterprises Project	2,900,000	1.30	11/18/03	2,900,000
Midwest Kellering Company Project	2,400,000	1.30	11/18/03	2,400,000

				5,300,000
Minnesota 1.3%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (j)	1,930,000	1.40	11/18/03	1,930,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (j)	5,750,000	1.35	11/18/03	5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project (j)	835,000	1.29	11/18/03	835,000
New Brighton, Minnesota IDR - Donatelle Holdings Project (j)	2,200,000	1.40	11/18/03	2,200,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project (j)	400,000	1.40	11/18/03	400,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project (j)	1,135,000	1.40	11/18/03	1,135,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project (j)	$4,675,000	1.35%	11/18/03	$4,675,000
St. Paul, Minnesota Port IDR Revenue (j)	3,255,000	1.40	11/18/03	3,255,000

				20,180,000
Mississippi 2.3%
Jackson, Mississippi Housing Authority MFHR - Arbor Park Apartments Project (j)	5,640,000	1.75	12/01/03	5,640,000
Mississippi Business Finance Corporation IDR - Polks Meat Products, Inc. Project (j)	3,200,000	1.41	11/18/03	3,200,000
Mississippi Business Finance Corporation Revenue (j):
ABT Company, Inc. Project	1,000,000	1.25	11/18/03	1,000,000
Arch Aluminum & Glass Project	1,370,000	1.30	11/18/03	1,370,000
Mississippi Regional Housing Authority Number II MFHR (j):
Laurel Park Apartments Project	7,800,000	1.45	6/01/04	7,800,000
Terrace Park Apartments Project	10,500,000	1.50	5/01/04	10,500,000
Mississippi Regional Housing Authority Number 8 MFHR - Magnolia Park Apartments Project (j)	6,200,000	1.50	3/01/04	6,200,000

				35,710,000
Missouri 1.3%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber Products Project (j)	3,300,000	1.30	11/18/03	3,300,000
Missouri Development Finance Board IDR - MFA, Inc. Project (j):
Series A	1,990,000	1.30	11/18/03	1,990,000
Series B	265,000	1.30	11/18/03	265,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project (j)	5,960,000	1.35	11/18/03	5,960,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (j)	2,000,000	1.40	11/18/03	2,000,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project (j)	2,210,000	1.30	11/18/03	2,210,000
Washington, Missouri IDA IDR - Clemco Industries Project (j)	4,335,000	1.35	11/18/03	4,335,000

				20,060,000
Nebraska 0.5%
Adams County, Nebraska IDR - Hastings EDC Project (j)	1,660,000	1.40	11/18/03	1,660,000
Boone County, Nebraska IDR - Global Industries, Inc. Project (j)	3,400,000	1.40	11/18/03	3,400,000
Hall County, Nebraska IDR (j)	2,580,000	1.40	11/18/03	2,580,000

				7,640,000
Nevada 1.9%
Sparks, Nevada EDR - RIX Industries Project (j)	2,035,000	1.40	11/18/03	2,035,000
Washoe County, Nevada Water Facility Revenue (j)	28,225,000	1.30	11/18/03	28,225,000

				30,260,000
New Hampshire 0.1%
New Hampshire Business Finance Authority Industrial Facility Revenue - Nickerson Assembly Company Project (j)	1,100,000	1.40	11/18/03	1,100,000

New Mexico 0.7%
New Mexico Housing Authority Region III MFHR (i) (j):
Enchanted Vista Apartments Project	4,000,000	1.15	7/01/04	4,000,000
Vista Del Rio Apartments Project	3,220,000	1.45	12/09/03	3,220,000
New Mexico Regional Housing Region II MFHR - San Clemente Apartments Project (j)	3,200,000	1.45	12/09/03	3,200,000

				10,420,000
New York 2.2%
New York Housing Finance Agency Revenue - Theatre Row TWR Project (j)	9,800,000	1.25	11/18/03	9,800,000
New York Housing Finance Agency Revenue - 360 West 43rd Street Housing Project (j):
Series 2002	16,700,000	1.25	11/18/03	16,700,000
Series 2003	7,600,000	1.25	11/18/03	7,600,000

				34,100,000
North Carolina 0.7%
Craven County, North Carolina Industrial Facilities and PCFA IDR - Wheatstone Corporation Project (j)	2,360,000	1.60	11/18/03	2,360,000
Guilford County, North Carolina Industrial Facilities and PCFA Revenue - Crescent Sleep Products Project (j)	5,900,000	1.75	11/18/03	5,900,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR - Triangle Building Supply, Inc. Project (j)	1,750,000	1.35	11/18/03	1,750,000
Wake County, North Carolina Industrial Facilities and Pollution Control Financing Authority Revenue - Carolina Power & Light Company Project (j)	1,050,000	1.60	11/18/03	1,050,000

				11,060,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
North Dakota 0.2%
Traill County, North Dakota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (j)	$3,580,000	1.35%	11/18/03	$3,580,000
Ohio 1.3%
Blue Bell Tax-Exempt Bond Grantor Trust (i) (j)	1,213,130	1.48	11/03/03	1,213,130
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One Industry Drive, Inc. Projects (j)	1,280,000	1.30	11/18/03	1,280,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (j)	1,495,000	1.46	11/18/03	1,495,000
Gallia County, Ohio IDR - Harsco Corporation Project	3,500,000	3.05	11/18/03	3,500,000
Montgomery County, Ohio IDR - Kroger County Project (j)	2,925,000	2.40	11/18/03	2,925,000
Ohio Air Quality Development Authority Revenue Refunding - Cincinnati Gas and Electric Project	9,700,000	1.40	11/18/03	9,700,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (j)	485,000	3.30	11/18/03	485,000

				20,598,130
Oklahoma 0.9%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project (j)	7,030,000	1.35	11/18/03	7,030,000
Optima, Oklahoma Municipal Authority Industrial Revenue (j)	7,500,000	1.15	11/18/03	7,500,000

				14,530,000
Oregon 0.5%
Oregon EDR - Toyo Tanso USA, Inc. Project (j)	3,000,000	3.55	11/18/03	3,000,000
Washington County, Oregon Housing Authority MFHR - Cedar Mill Project (j)	4,400,000	1.25	11/18/03	4,400,000

				7,400,000
Pennsylvania 0.8%
Bucks County, Pennsylvania IDA Revenue - Oxford Falls Project (j)	10,000,000	2.05	11/18/03	10,000,000
Pittsburgh, Pennsylvania Urban Redevelopment Authority - Wood Street Commons Project (j)	1,845,000	2.25	11/18/03	1,845,000

				11,845,000
South Carolina 1.2%
Charleston County, South Carolina Industrial Revenue - Tandy Corporation Project	1,000,000	2.40	11/18/03	1,000,000
South Carolina Jobs EDA EDR (j):
Alexander Machinery, Inc. Project	1,500,000	1.35	11/18/03	1,500,000
Carolina Cotton Works, Inc. Project	1,700,000	1.29	11/18/03	1,700,000
Conco Medical Products Project	6,300,000	1.25	11/18/03	6,300,000
F&S Realty LLC Project	7,540,000	1.35	11/18/03	7,540,000
Sea Pro Boats, Inc. Project	1,090,000	1.35	11/18/03	1,090,000

				19,130,000
South Dakota 1.9%
Brookings, South Dakota IDR - Lomar Development Company Project (j)	1,700,000	1.75	11/18/03	1,700,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC (j)	1,000,000	1.30	11/18/03	1,000,000
South Dakota EDFA EDR - Vicom, Ltd. Project (j)	1,255,000	1.35	11/18/03	1,255,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project	25,310,000	1.45	11/18/03	25,310,000

				29,265,000
Tennessee 3.4%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project (j)	5,310,000	1.60	6/01/04	5,310,000
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project (j)	6,675,000	1.25	11/18/03	6,675,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey Perforated Products Project (j)	2,450,000	1.25	11/18/03	2,450,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue - Fairfield Glade Community Club (j)	6,800,000	1.35	11/18/03	6,800,000
Dickson, Tennessee Health, Educational and Housing Facilities Board MFHR - Autumn Park Apartments Project (j)	5,000,000	1.41	11/18/03	5,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing Company Project (j)	2,000,000	1.40	11/18/03	2,000,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project (j)	2,300,000	1.40	11/18/03	2,300,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR - Park Ridge Apartments Project (j)	5,000,000	1.31	11/18/03	5,000,000
Memphis-Shelby County, Tennessee IDB IDR Refunding - Techno Steel Corporation Project (j)	3,125,000	1.35	11/18/03	3,125,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project (j)	1,100,000	1.40	11/18/03	1,100,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - AWM Family LLC Project (j)	3,200,000	1.20	11/18/03	3,200,000
Rutherford County, Tennessee IDB IDR (j):
Farmers Cooperative Project	355,000	1.35	11/18/03	355,000
Tennessee Farmers Cooperative Project	1,600,000	1.35	11/18/03	1,600,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Wilson County, Tennessee Health and Educational Facilities Board Revenue - Forest View Apartments Project (j)	$7,445,000	1.35%	11/18/03	$7,445,000

				52,360,000
Texas 6.6%
Bastrop County, Texas IDC Industrial Revenue - Biocrest Partners LP Project (j)	5,620,000	1.70	11/18/03	5,620,000
Brazos River Authority, Texas PCR (j)	15,000,000	1.55	11/18/03	15,000,000
Harris County, Texas Health Facilities Development Corporation Revenue (j):
Series PT 443	4,430,000	1.27	11/18/03	4,430,000
Series 6	1,830,000	1.40	11/18/03	1,830,000
Harris County, Texas IDC IDR - North American Galvanizing Project (j)	3,825,000	1.30	11/18/03	3,825,000
Katy, Texas Independent School District GO - School Building Project (j)	35,000,000	2.23	4/01/04	35,000,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project (j)	2,700,000	1.30	11/18/03	2,700,000
Port Development Corporation Marine Terminal Revenue - Pasadena Terminal Company, Inc. Project (j)	150,000	1.35	11/18/03	150,000
San Antonio, Texas HFC MFHR (j)	6,425,000	1.23	11/18/03	6,425,000
Tarrant County, Texas HFA Revenue Floating Rate Trusts (i) (j)	13,200,000	1.15	6/15/04	13,200,000
Texas Department of Housing MFHR (j)	10,650,000	1.23	11/18/03	10,650,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (j)	5,000,000	1.40	11/18/03	5,000,000

				103,830,000
Utah 1.1%
Beaver County, Utah Environmental Facility Revenue - Biofuels Project (j):
Series A	10,985,000	1.30	11/18/03	10,985,000
Series B	3,465,000	1.65	11/18/03	3,465,000
Davis County, Utah Revenue (j)	2,600,000	1.45	11/18/03	2,600,000

				17,050,000
Virginia 0.4%
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (j)	1,650,000	1.35	11/18/03	1,650,000
Virginia Beach, Virginia IDA Revenue - Management Services Group Project (j)	3,000,000	1.35	11/18/03	3,000,000
Virginia Small Business Financing Authority IDR - International Parkway Association Project (j)	2,210,000	1.35	11/18/03	2,210,000

				6,860,000
Washington 0.1%
Washington EDFA EDR - Art and Theresa Mensonides Project (j)	2,020,000	1.35	11/18/03	2,020,000

Wisconsin 5.0%
Appleton, Wisconsin IDR - Graphic Communications Project (j)	2,100,000	1.30	11/18/03	2,100,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (j)	4,600,000	1.30	11/18/03	4,600,000
Ashwaubenon, Wisconsin IDR - Valley Packaging Supply Company Project (j)	2,090,000	1.25	11/18/03	2,090,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau Paper Mills Company Project (j)	9,500,000	1.40	11/18/03	9,500,000
Caledonia, Wisconsin IDR - Quick Cable Corporation Project (j)	2,745,000	1.30	11/18/03	2,745,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (j)	2,000,000	1.35	11/18/03	2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project (j)	4,300,000	1.40	11/18/03	4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project (j)	2,875,000	1.40	11/18/03	2,875,000
Deerfield, Wisconsin IDR Refunding - Interpane Glass Company Project (j)	1,600,000	1.36	11/18/03	1,600,000
Eagle, Wisconsin IDR - Generac Corporation Project (j)	3,600,000	1.30	11/18/03	3,600,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company Project (j)	1,750,000	1.30	11/18/03	1,750,000
Franklin, Wisconsin IDR (j):
Howard Henz Company, Inc. Project	1,880,000	1.36	11/18/03	1,880,000
Smyczek/ECS Project	1,875,000	1.40	11/18/03	1,875,000
Germantown, Wisconsin IDR (j)	1,400,000	1.30	11/18/03	1,400,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project (j)	7,710,000	1.35	11/18/03	7,710,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue - CityForest Corporation Project (j)	8,730,000	1.40	11/18/03	8,730,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (j)	1,645,000	1.25	11/18/03	1,645,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding - Helwig Carbon Products Project (j)	3,500,000	1.25	11/18/03	3,500,000
Milwaukee, Wisconsin Redevelopment Authority IDR - Palermo Villa, Inc. Project (j)	2,750,000	1.30	11/18/03	2,750,000
New London, Wisconsin IDR - Wohlt Cheese Corporation Project (j)	3,670,000	1.25	11/18/03	3,670,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (j)	1,850,000	1.41	11/18/03	1,850,000
Sheboygan, Wisconsin IDR - Polyfab & Gill-Janssen Project (j)	620,000	1.40	11/18/03	620,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (j)	1,000,000	1.29	11/18/03	1,000,000
West Bend, Wisconsin IDR - BesTech Tool Corporation Project (j)	1,415,000	1.30	11/18/03	1,415,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Wisconsin Housing and EDA Business Development Revenue Refunding - National Bedding Project (j)	$2,710,000	1.35%	11/18/03	$2,710,000

				77,915,000
Wyoming 0.1%
Green River, Wyoming PCR - Allied Corporation Project	2,100,000	1.94	11/18/03	2,100,000
Multiple States 12.5%
Clipper Tax-Exempt Trust COP	23,243,000	1.35	11/18/03	23,243,000
Clipper Tax-Exempt Trust COP	79,602,000	1.40	11/18/03	79,602,000
Eastern States Tax-Exempt Mortgage Bond Trust (i) (j)	3,580,000	5.19	3/01/04	3,580,000
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (j)	33,115,000	1.45	11/18/03	33,115,000
Macon Trust Pooled Certificates	36,955,000	1.30	11/18/03	36,955,000
Pitney Bowes Credit Corporation Leasetops Trusts Certificates (j)	18,393,223	1.34	11/18/03	18,393,223

				194,888,223

Total Variable Rate Put Bonds				1,328,990,353

Total Investments in Securities 100.0%				1,563,053,277
Other Assets and Liabilities, Net 0.0%				280,036

Net Assets 100.0%				$1,563,333,313

STRONG TAX-FREE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Municipal Bonds 3.9%
Florida 0.1%
Orange County, Florida 5.00% Health Facilities Authority Revenue (j)	$250,000	1.46%	11/15/03	$250,336
Pinellas County, Florida 3.00% Capital Improvement Revenue (j)	1,000,000	1.41	1/01/04	1,002,623

				1,252,959
Massachusetts 0.8%
Massachusetts 5.15% Municipal Wholesale Electric Company Power Supply System Revenue (Putable at $102 on 7/01/04) (j)	9,900,000	1.18	7/01/04	10,356,264

Missouri 0.1%
Missouri 2.25% Health and EFA Revenue RAN - Stephens College Project (j)	1,000,000	1.75	4/23/04	1,002,336

Texas 2.1%
Texas 2.00% TRAN	25,000,000	1.19	8/31/04	25,166,316

Wisconsin 0.8%
Glendale and River Hills Wisconsin 1.20% School District TRAN	3,000,000	1.15	8/13/04	3,001,151
Oconomowoc, Wisconsin 1.35% Area School District TRAN	6,300,000	1.30	9/23/04	6,302,765

				9,303,916

Total Municipal Bonds				47,081,791

Municipal Commercial Paper 0.6%
Illinois
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas, Ltd. Project	7,000,000	1.15	3/18/04	7,000,000

Total Municipal Commercial Paper				7,000,000

Variable Rate Put Bonds 94.6%
Alabama 3.9%
Alabama HFA SFMR (j)	280,000	1.35	11/18/03	280,000
Gadsden, Alabama IDB PCR Refunding - Alabama Power Company Project	6,150,000	1.15	11/12/03	6,150,000
Jefferson County, Alabama Sewer Revenue Refunding (j)	10,365,000	1.05	11/18/03	10,365,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue - Southern Poverty Law Project	15,000,000	1.21	11/18/03	15,000,000
West Jefferson, Alabama, IDB PCR Refunding - Alabama Power Company Project	15,000,000	1.20	11/12/03	15,000,000

				46,795,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Alaska 3.5%
Alaska Industrial Development and Export Authority (j):
Lot 6	$2,010,000	1.47%	11/18/03	$2,010,000
Lot 8	90,000	1.47	11/18/03	90,000
Lot 11	70,000	1.47	11/18/03	70,000
Valdez, Alaska Marine Terminal Revenue Refunding - BP Pipelines Project:
Series A	19,700,000	1.15	11/12/03	19,700,000
Series B	19,750,000	1.15	11/12/03	19,750,000

				41,620,000
Arizona 0.3%
Phoenix, Arizona IDA MFHR (i) (j)	3,545,000	1.15	6/15/04	3,545,000

California 7.7%
California Municipal Securities Trust Receipts GO (j)	10,000,000	1.29	11/12/03	10,000,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation Project (j):
Series C	4,000,000	1.18	11/12/03	4,000,000
Series E	10,400,000	1.15	11/12/03	10,400,000
Series F	25,400,000	1.15	11/12/03	25,400,000
Irvine, California Public Facilities and Infrastructure Authority Lease Revenue - Capital Improvements Projects (j)	6,310,000	1.12	11/18/03	6,310,000
Lancaster, California Redevelopment Agency MFHR (j)	11,000,000	1.10	11/24/03	11,000,000
Redondo Beach, California Public Financing Authority (j)	4,385,000	1.05	11/18/03	4,385,000
San Diego, California Public Facilities Financing Authority Lease Revenue (i) (j):
Series B	13,000,000	1.20	8/19/04	13,000,000
Series C	6,000,000	1.05	6/02/04	6,000,000
Santa Clara County - El Camino, California Hospital District Hospital Facilities Authority Revenue - Valley Medical Center Project (j):
Series A	1,338,000	1.08	11/18/03	1,338,000
Series B	600,000	1.08	11/18/03	600,000

				92,433,000
Colorado 5.6%
Aspen Valley Hospital District Revenue (j)	4,750,000	1.25	11/18/03	4,750,000
Cherry Creek, Colorado South Metropolitan District Number 1 Refunding and Improvement (j)	2,549,000	1.40	12/15/03	2,549,000
Colorado Department of Transportation Revenue (j)	9,000,000	1.12	11/18/03	9,000,000
Denver, Colorado International Business Center Metropolitan District Number 1 Refunding and Improvement (j)	8,095,000	1.45	11/18/03	8,095,000
Park Creek, Colorado Metropolitan District Revenue (j)	43,000,000	1.40	11/18/03	43,000,000

				67,394,000
Connecticut 0.3%
Northeast Tax-Exempt Bond Grantor Trust Certificates (j)	3,630,000	1.24	11/18/03	3,630,000

District of Columbia 0.2%
District of Columbia Tobacco Financing Corporation (j)	2,845,000	1.31	11/18/03	2,845,000

Florida 9.3%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project (j)	17,700,000	1.16	11/12/03	17,700,000
Broward County, Florida HFA MFHR (j)	7,105,000	1.08	11/18/03	7,105,000
Broward County, Florida Health Facilities Authority Revenue Refunding - John Knox Village Project (j)	1,000,000	1.25	11/12/03	1,000,000
Capital Trust Agency (i)	7,200,000	1.25	11/18/03	7,200,000
Collier County, Florida IDA Educational Facilities Revenue - Community School Naples, Inc. Project (j)	3,850,000	1.05	11/18/03	3,850,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (j)	3,820,000	1.30	11/12/03	3,820,000
Florida Gulf Coast University of Florida COP (j)	100,000	1.15	11/18/03	100,000
Florida Housing Finance Agency MFHR Refunding Monterey Lake Project (j)	100,000	1.22	11/18/03	100,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue - Refunding - Delta Air Lines Project (j)	1,495,000	1.13	11/18/03	1,495,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Ithaka Partners II Trust Certificates (j)	$1,894,030	1.50%	11/18/03	$1,894,030
Jackson County, Florida PCR Refunding - Gulf Power Company Project	1,500,000	1.21	11/12/03	1,500,000
Jacksonville, Florida Health Facilities Authority Health Facilities Revenue - Samuel C. Taylor Foundation Project (j)	150,000	1.10	11/18/03	150,000
Jacksonville, Florida Health Facilities Authority Hospital Revenue (j)	9,100,000	1.16	11/12/03	9,100,000
Lee County, Florida IDA Healthcare Facilities Revenue Refunding - Hope Hospice Project (j)	8,400,000	1.05	11/18/03	8,400,000
Marion County, Florida Hospital District Revenue - Health System Improvement - Munroe Regional Health System Project (j)	1,000,000	1.17	11/18/03	1,000,000
Nassau County, Florida PCR - Rayonier Project (j)	435,000	1.03	11/18/03	435,000
Orange County, Florida Health Facilities Authority Revenue (j)	8,380,000	1.05	11/18/03	8,380,000
Orange County, Florida IDA Revenue (j)	500,000	1.05	11/18/03	500,000
Palm Beach County, Florida Health Facilities Authority Revenue - Bethesda Healthcare System Project (j)	13,800,000	1.16	11/12/03	13,800,000
Saint Lucie County, Florida PCR	19,645,000	1.18	11/12/03	19,645,000
Sarasota County, Florida Utility Systems Revenue (j)	4,370,000	1.10	11/18/03	4,370,000
Volusia County, Florida HFA MFHR - Sun Pointe Apartments Project (j)	175,000	1.10	11/18/03	175,000

				111,719,030
Georgia 3.3%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project	12,455,000	1.16	11/12/03	12,455,000
Clayton County, Georgia Development Authority Special Facilities Revenue - Delta Air Lines Project (j)	7,250,000	1.13	11/18/03	7,250,000
Putnam County, Georgia Development Authority PCR Georgia Power Company Plant Branch Project	9,525,000	1.16	11/12/03	9,525,000
Rockdale County, Georgia Development Authority Multi-Family Revenue (j)	7,285,000	1.25	11/18/03	7,285,000
Rome-Floyd County, Georgia Development Authority IDR Refunding - Kroger Company Project (j)	3,500,000	1.20	11/18/03	3,500,000

				40,015,000
Idaho 1.2%
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing Project (j)	2,500,000	1.13	11/18/03	2,500,000
Power County, Idaho PCR - FMC Corporation Project (j)	11,400,000	1.20	11/12/03	11,400,000

				13,900,000
Illinois 8.5%
Illinois DFA Revenue - Lyric Opera Chicago Project (j)	20,000,000	1.05	11/18/03	20,000,000
Illinois EFA Revenue - Dominican University Project (j)	11,000,000	1.05	11/18/03	11,000,000
Lakemoor, Illinois MFHR (j):
Series A	34,490,000	1.20	11/18/03	34,490,000
Series B	37,335,486	1.35	11/18/03	37,335,486

				102,825,486
Indiana 0.9%
Indianapolis, Indiana Airport Facility Revenue (j):
Series C	3,970,000	1.40	11/18/03	3,970,000
Series F	7,000,000	1.40	11/18/03	7,000,000

				10,970,000
Iowa 0.2%
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health Project	2,775,000	1.35	11/18/03	2,775,000

Kansas 0.6%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project	7,500,000	2.25	9/01/04	7,500,000
Louisiana 1.7%
Calcasieu Parish, Louisiana Public Trust Authority Solid Waste Disposal Revenue - WPT Corporation Project (j)	8,100,000	1.07	11/18/03	8,100,000
Louisiana Offshore Terminal Authority Deepwater Port Revenue Refunding - Loop LLC Project (j)	12,450,000	1.16	11/12/03	12,450,000

				20,550,000
Maine 0.6%
Maine Health & Higher Educational Facilities Authority Revenue (j)	7,840,000	1.05	11/18/03	7,840,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Michigan 0.8%
Birmingham, Michigan EDC Revenue - Brown Street Project (j)	$830,000	1.35%	11/18/03	$830,000
Greater Detroit Resources Recovery Authority Revenue (j)	4,620,000	1.11	11/18/03	4,620,000
Rochester, Michigan Community School District GO (j)	3,745,000	1.11	11/18/03	3,745,000

				9,195,000
Minnesota 1.6%
Burnsville, Minnesota Housing Revenue - Provence LLC Project (j)	14,518,000	1.30	11/18/03	14,518,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project	3,225,000	1.35	11/18/03	3,225,000
Red Wing, Minnesota Housing and Redevelopment Authority Revenue YMCA Red Wing Project (j)	1,200,000	1.35	11/18/03	1,200,000

				18,943,000
Mississippi 0.1%
Jackson County, Mississippi Port Facility Revenue Refunding - Chevron USA, Inc. Project	1,200,000	1.15	11/12/03	1,200,000

Missouri 0.7%
Lees Summit, Missouri MFHR (j)	9,000,000	1.32	11/18/03	9,000,000

Montana 0.2%
Forsyth, Montana PCR Refunding - Pacificorp Project (j)	2,000,000	1.20	11/12/03	2,000,000

Nebraska 1.0%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (j)	3,510,000	1.07	11/18/03	3,510,000
Lancaster County, Nebraska Hospital Authority Health Facilities Revenue - Immanuel Health System Project (j)	3,585,000	1.15	11/12/03	3,585,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (j)	5,100,000	1.07	11/18/03	5,100,000

				12,195,000
New York 5.2%
Long Island, New York Power Authority Electric Systems Revenue (j)	12,250,000	1.08	11/18/03	12,250,000
Monroe County, New York Industrial Development Agency Revenue - Electronic Navigation Industries Project	4,940,000	1.20	11/18/03	4,940,000
New York, New York GO (j)	10,000,000	1.10	11/18/03	10,000,000
New York, New York Municipal Water Finance Authority Revenue (j)	7,520,000	1.10	11/18/03	7,520,000
New York, New York Transitional Finance Authority Revenue	7,195,000	1.09	11/18/03	7,195,000
Ontario County, New York Industrial Development Agency IDR Refunding - Seneca Foods Corporation Project (j)	5,185,000	1.35	11/18/03	5,185,000
Triborough Bridge and Tunnel Authority Revenues (j)	10,205,000	1.10	11/18/03	10,205,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project (j)	5,060,000	1.35	11/18/03	5,060,000

				62,355,000
Ohio 4.6%
Franklin County, Ohio Hospital Revenue (j)	20,000,000	1.12	11/18/03	20,000,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop Health Facilities Project (j)	7,080,000	1.35	11/18/03	7,080,000
Hamilton County, Ohio Hospital Facilities Revenue (j)	11,330,000	1.12	1/08/04	11,330,000
Lawrence County, Ohio IDR Refunding - Kroger Company Project (j)	3,500,000	1.20	11/18/03	3,500,000
Ohio Air Quality Development Authority Revenue Refunding - Cincinnati Gas and Electric Project	8,000,000	1.30	11/18/03	8,000,000
Trumbull County, Ohio Health Care Facility Revenue Refunding - Shepherd of the Valley Lutheran Project (j)	5,000,000	1.20	11/12/03	5,000,000

				54,910,000
Oklahoma 5.7%
Oklahoma HDA MFHR (j):
Series A	25,000,000	1.23	11/18/03	25,000,000
Series B	15,000,000	1.23	11/18/03	15,000,000
Tulsa County, Oklahoma Industrial Authority Revenue - First Mortgage Montercau Project (j)	2,150,000	1.15	11/12/03	2,150,000
Tulsa, Oklahoma Industrial Authority Revenue:
St. Johns Physicians Project	6,030,000	1.65	5/01/04	6,030,000
Series 2000, Tulsa County Housing Fund, Inc. Project (j)	8,300,000	1.25	11/18/03	8,300,000
Series 2002, Tulsa County Housing Fund, Inc. Project (j)	11,700,000	1.25	11/18/03	11,700,000

				68,180,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
Oregon 0.4%
Port Morrow, Oregon PCR (j)	$4,500,000	1.25%	11/18/03	$4,500,000

Pennsylvania 3.0%
Allegheny County, Pennsylvania IDA Health and Housing Facilities Revenue Refunding - Longwood Project (j)	2,500,000	1.20	11/12/03	2,500,000
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project (j):
Series A	3,750,000	1.30	4/01/04	3,750,000
Series B	4,000,000	1.10	8/01/04	4,000,000
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project (j)	615,000	2.30	12/01/03	615,000
North Pennsylvania Health, Hospital and Education Authority Hospital Revenue - Maple Village Project (j)	7,515,000	1.30	11/18/03	7,515,000
Northeastern Pennsylvania Hospital and Education Authority Health Care Revenue - Wyoming Valley Health Care Project (j)	10,000,000	1.15	11/18/03	10,000,000
Pennsylvania Higher EFA Revenue - Association of Independent Colleges and Universities Project (j)	3,100,000	3.25	11/01/03	3,100,000
Union County, Pennsylvania Hospital Authority Revenue - Evangelical Community Hospital (j)	5,000,000	1.30	2/01/04	5,000,000

				36,480,000
Puerto Rico 1.0%
Puerto Rico Commonwealth GO (j)	11,685,000	1.10	11/18/03	11,685,000
Rhode Island 0.2%
Rhode Island Health and Educational Building Corporation Educational Institution Revenue - St. Mary Academy Project (j)	2,390,000	1.20	11/12/03	2,390,000
South Carolina 0.5%
Oconee County, South Carolina PCR	5,000,000	1.43	11/12/03	5,000,000
South Carolina Housing, Finance and Development Authority MFHR (j)	1,120,000	1.18	11/18/03	1,120,000

				6,120,000
South Dakota 1.8%
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project:
Series 1997	12,750,000	1.35	11/18/03	12,750,000
Series 2000	4,705,000	1.35	11/18/03	4,705,000
Series 2001	3,975,000	1.30	11/18/03	3,975,000

				21,430,000
Tennessee 3.7%
Clarksville, Tennessee Public Building Authority Revenue (j)	7,805,000	1.15	11/12/03	7,805,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue (j):
Union University Project	3,600,000	1.25	11/18/03	3,600,000
Series 2001, University School of Jackson Project	5,700,000	1.25	11/18/03	5,700,000
Series 2003, University School of Jackson Project	5,315,000	1.25	11/18/03	5,315,000
Johnson City, Tennessee Health & Education Facilities Board Hospital Revenue (j)	6,100,000	1.18	11/18/03	6,100,000
Kingsport, Tennessee Capital Outlay Notes	4,000,000	1.75	2/01/04	4,000,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue - Holston Long Term Care Project (j)	3,300,000	1.25	11/18/03	3,300,000
Montgomery County, Tennessee Public Building Authority Pooled Financing Revenue (j)	4,200,000	1.15	11/12/03	4,200,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Second Harvest Food Bank Project (j)	4,005,000	1.25	11/18/03	4,005,000

				44,025,000
Texas 6.2%
Angelina & Neches River Authority IDC Solid Waste Revenue (j):
Series C	2,100,000	1.15	11/12/03	2,100,000
Series E	2,750,000	1.15	11/12/03	2,750,000
Harris County, Texas Health Facilities Development Corporation Revenue (j):
Series 6	14,655,000	1.40	11/18/03	14,655,000
Series PA 549	8,995,000	1.27	11/18/03	8,995,000
Jewett, Texas EDC IDR - Nucor Corporation Project	3,300,000	1.10	11/18/03	3,300,000
Katy, Texas Independent School District GO - School Building Project (j)	14,700,000	1.35	4/01/04	14,700,000
Matagorda County, Texas Hospital District Revenue (j)	4,100,000	1.07	11/18/03	4,100,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (d)	Amortized Cost (Note 2)
North Central Texas Health Facility Development Corporation Revenue	$6,010,000	1.27%	11/18/03	$6,010,000
Pasadena, Texas Independent School District Revenue (j)	7,800,000	1.35	4/01/04	7,800,000
Port of Port Arthur, Texas Navigational District PCR Refunding - Texaco, Inc. Project	10,100,000	1.15	11/12/03	10,100,000

				74,510,000
Virginia 1.3%
Alexandria, Virginia Redevelopment and Housing Authority MFHR (j)	15,320,000	1.25	10/07/04	15,320,000
Virginia Small Business Financing Authority Revenue Refunding - Virginia Foods Project (j)	200,000	1.25	11/18/03	200,000

				15,520,000
Washington 0.1%
Washington EDFA EDR - Darigold/Westfarm Foods Project (j)	1,000,000	1.25	11/18/03	1,000,000

West Virginia 1.8%
Harrison County, West Virginia Board of Education MERLOT (j)	14,545,000	1.32	11/18/03	14,545,000
Monongalia County, West Virginia Board of Education Revenue MERLOT (j)	7,375,000	1.32	11/18/03	7,375,000

				21,920,000
Wisconsin 0.9%
Badger Tobacco Asset Securitization Corporation Wisconsin Tobacco Settlement Revenue (j)	7,015,000	1.26	11/18/03	7,015,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - School Engineering Project (j)	4,000,000	1.15	11/18/03	4,000,000

				11,015,000
Wyoming 1.5%
Campbell County, Wyoming IDR - Powder Basin Properties Project (j)	4,960,000	1.23	11/18/03	4,960,000
Green River, Wyoming PCR - Allied Corporation Project	2,360,000	1.94	11/18/03	2,360,000
Sweetwater County, Wyoming PCR Refunding - Idaho Power Company Project	11,100,000	1.30	11/18/03	11,100,000

				18,420,000
Multiple States 4.5%
Clipper Brigantine Tax-Exempt Certificates Trust (j):
Series 2000	10,410,000	1.40	11/18/03	10,410,000
Series 2001	5,079,000	1.40	11/18/03	5,079,000
Clipper Tax-Exempt Certificates Trust, Series 2003-5	20,000,000	1.25	11/18/03	20,000,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (j)	6,600,000	1.20	11/18/03	6,600,000
Municipal Mortgage and Equity LLC MFHR (j)	6,000,000	1.18	11/18/03	6,000,000
Puttable Floating Option Tax-Exempt Receipts (j)	5,485,000	1.25	11/18/03	5,485,000

				53,574,000

Total Variable Rate Put Bonds				1,136,923,516

Total Investments in Securities 99.1%				1,191,005,307
Other Assets and Liabilities, Net 0.9%				10,563,982

Net Assets 100.0%				$1,201,569,289

LEGEND

(a)	Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security pledged to cover margin requirements for futures contracts.
(d)	Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)	Variable rate security.
(f)	All or a portion of security is when-issued.
(g)	Affiliated issuer (See Note 9 of Notes to Financial Statements)
(h)	See Note 2(J) of Notes to Financial Statements.
(i)	Illiquid security.
(j)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.

Percentages are stated as a percent of net assets.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2003

(In Thousands, Except As Noted)

Strong Heritage Money Fund
Assets:
Investments in Securities, at Amortized Cost	$1,002,373
Interest Receivable	894
Other Assets	160

Total Assets	1,003,427

Liabilities:
Payable for Securities Purchased	20,197
Payable for Fund Shares Redeemed	98
Dividends Payable	624
Accrued Operating Expenses and Other Liabilities	123

Total Liabilities	21,042

Net Assets	$982,385

Net Assets Consist of:

Investor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$706,439,906
Capital Shares Outstanding (Unlimited Number Authorized)	706,439,906

Net Asset Value Per Share	$1.00

Institutional Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$263,512,721
Capital Shares Outstanding (Unlimited Number Authorized)	263,512,721

Net Asset Value Per Share	$1.00

Advisor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$12,432,389
Capital Shares Outstanding (Unlimited Number Authorized)	12,432,389

Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

	(In Thousands, Except As Noted)

	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $2,446,992 and $1,992,679, respectively)	$2,437,681	$1,989,612
Affiliated Issuers (Cost of $0 and $58,690, respectively)	—	58,690
Receivable for Securities Sold	4,687	27,236
Receivable for Fund Shares Sold	1,130	1,719
Interest and Dividends Receivable	26,458	18,128
Other Assets	151	466

Total Assets	2,470,107	2,095,851

Liabilities:
Payable for Securities Purchased	72,431	39,241
Payable for Fund Shares Redeemed	28,624	4,639
Payable Upon Return of Securities on Loan	8,205	—
Dividends Payable	6,483	3,709
Variation Margin Payable	183	4
Accrued Operating Expenses and Other Liabilities	455	127

Total Liabilities	116,381	47,720

Net Assets	$2,353,726	$2,048,131

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,604,009	$2,102,401
Undistributed Net Investment Income (Loss)	—	—
Undistributed Net Realized Gain (Loss)	(238,698)	(51,450)
Net Unrealized Appreciation/(Depreciation)	(11,585)	(2,820)

Net Assets	$2,353,726	$2,048,131

Investor Class ($ and shares in full)
Net Assets	$1,994,266,489	$1,401,081,562
Capital Shares Outstanding (Unlimited Number Authorized)	213,574,868	287,650,833

Net Asset Value Per Share	$9.34	$4.87

Institutional Class ($ and shares in full)
Net Assets	$213,690,462	$577,522,455
Capital Shares Outstanding (Unlimited Number Authorized)	22,896,511	118,594,881

Net Asset Value Per Share	$9.33	$4.87

Advisor Class ($ and shares in full)
Net Assets	$145,769,222	$69,526,842
Capital Shares Outstanding (Unlimited Number Authorized)	15,618,224	14,275,564

Net Asset Value Per Share	$9.33	$4.87

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

	(In Thousands, Except Per Share Amount)

	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
	(Note 1)
Assets:
Investments in Securities, at Amortized Cost	$13,065	$1,603,203	$1,563,053	$1,191,005
Receivable for Securities Sold	—	—	—	16,000
Receivable for Fund Shares Sold	—	9	—	300
Interest Receivable	14	1,486	3,081	2,451
Other Assets	12	69	119	80

Total Assets	13,091	1,604,767	1,566,253	1,209,836

Liabilities:
Payable for Securities Purchased	—	27,798	440	6,031
Payable for Fund Shares Redeemed	—	304	361	1,211
Dividends Payable	7	626	1,018	863
Cash Overdraft Liability	8	—	948	112
Accrued Operating Expenses and Other Liabilities	14	726	153	50

Total Liabilities	29	29,454	2,920	8,267

Net Assets	$13,062	$1,575,313	$1,563,333	$1,201,569

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$13,062	$1,575,313	$1,563,333	$1,201,569
Capital Shares Outstanding (Unlimited Number Authorized)	13,062	1,575,313	1,563,333	1,201,569

Net Asset Value Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2003

(In Thousands)

Strong Heritage Money Fund
Interest Income	$23,329

Expenses (Note 4):
Investment Advisory Fees	2,531
Administrative Fees	3,357
Custodian Fees	115
Shareholder Servicing Costs	582
12b-1 Fees	31
Other	614

Total Expenses before Expense Offsets	7,230
Expense Offsets	(2,295)

Expenses, Net	4,935

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$18,394

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

	(In Thousands)

	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Income:
Interest	$86,103	$57,087
Dividends – Unaffiliated Issuers	50	—
Dividends – Affiliated Issuers	—	506

Total Income	86,153	57,593

Expenses (Note 4):
Investment Advisory Fees	7,310	5,589
Administrative Fees	7,323	4,754
Custodian Fees	138	107
Shareholder Servicing Costs	3,681	656
12b-1 Fees	316	117
Other	1,127	591

Total Expenses before Expense Offsets	19,895	11,814
Expense Offsets	(75)	(12)

Expenses, Net	19,820	11,802

Net Investment Income (Loss)	66,333	45,791

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,969	(144)
Futures Contracts	(2,497)	(965)
Swaps	8	—

Net Realized Gain (Loss)	(520)	(1,109)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	1,189	210
Futures Contracts	5	384
Swaps	142	200

Net Change in Unrealized Appreciation/Depreciation	1,336	794

Net Gain (Loss) on Investments	816	(315)

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,149	$45,476

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

	(In Thousands)

	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
	(Note 1)
Interest Income	$238	$24,682	$28,736	$12,303
Expenses:
Investment Advisory Fees	29	2,747	2,796	1,455
Administration Fees	71	6,731	6,894	3,593
Custodian Fees	1	119	61	38
Shareholder Servicing Costs	8	6,150	790	197
Reports to Shareholders	13	1,112	206	40
Transfer Agency Banking Charges	—	123	21	12
Brokerage Fees	—	101	14	7
Professional Fees	17	69	70	42
Federal and State Registration Fees	25	70	151	108
Other	6	280	313	51

Total Expenses before Expense Offsets	170	17,502	11,316	5,543
Expense Offsets (Note 4)	(83)	(5,596)	(7)	(2,717)

Expenses, Net	87	11,906	11,309	2,826

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$151	$12,776	$17,427	$9,477

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Heritage Money Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$18,394	$39,400
Distributions:
From Net Investment Income:
Investor Class	(8,202)	(20,054)
Institutional Class	(10,081)	(19,016)
Advisor Class	(111)	(330)

Total Distributions	(18,394)	(39,400)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,153,519)	65,728

Total Increase (Decrease) in Net Assets	(1,153,519)	65,728
Net Assets:
Beginning of Year	2,135,904	2,070,176

End of Year	$982,385	$2,135,904

	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$66,333	$130,802	$45,791	$52,097
Net Realized Gain (Loss)	(520)	(149,325)	(1,109)	(42,314)
Net Change in Unrealized Appreciation/Depreciation	1,336	24,463	794	22,979

Net Increase (Decrease) in Net Assets Resulting from Operations	67,149	5,940	45,476	32,762
Distributions:
From Net Investment Income:
Investor Class	(74,517)	(119,701)	(34,805)	(40,653)
Institutional Class	(9,360)	(28,599)	(12,809)	(12,157)
Advisor Class	(4,110)	(4,028)	(958)	(481)

Total Distributions	(87,987)	(152,328)	(48,572)	(53,291)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(118,254)	(1,216,247)	406,554	(43,193)

Total Increase (Decrease) in Net Assets	(139,092)	(1,362,635)	403,458	(63,722)
Net Assets:
Beginning of Year	2,492,818	3,855,453	1,644,673	1,708,395

End of Year	$2,353,726	$2,492,818	$2,048,131	$1,644,673

Undistributed Net Investment Income (Loss)	$—	$67	$—	$1,133

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Florida Municipal Money Market Fund	Strong Money Market Fund
	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
	(Note 1)
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$151	$12,776	$28,933
Distributions From Net Investment Income	(151)	(12,776)	(28,933)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,062	(508,704)	56,205

Total Increase (Decrease) in Net Assets	13,062	(508,704)	56,205
Net Assets:
Beginning of Period	—	2,084,017	2,027,812

End of Period	$13,062	$1,575,313	$2,084,017

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$17,427	$38,019	$9,477	$3,244
Distributions From Net Investment Income	(17,427)	(38,019)	(9,477)	(3,244)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(503,552)	(935,183)	562,884	513,638

Total Increase (Decrease) in Net Assets	(503,552)	(935,183)	562,884	513,638
Net Assets:
Beginning of Year	2,066,885	3,002,068	638,685	125,047

End of Year	$1,563,333	$2,066,885	$1,201,569	$638,685

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG HERITAGE MONEY FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000	Feb. 28, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.02	0.05	0.04		0.05	0.05

Total from Investment Operations	0.01	0.02	0.05	0.04		0.05	0.05
Less Distributions:
From Net Investment Income	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)	(0.05)

Total Distributions	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)	(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.9%	+1.7%	+4.7%	+4.2%		+5.1%	+5.3%
Net Assets, End of Period (In Millions)	$706	$1,034	$1,344	$1,438		$1,434	$1,837
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.6%	0.6	%*	0.6%	0.6%
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4	%*	0.4%	0.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	1.7%	4.7%	6.1	%*	5.0%	5.2%

STRONG HERITAGE MONEY FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.02	0.05	0.04

Total from Investment Operations	0.01	0.02	0.05	0.04
Less Distributions:
From Net Investment Income	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+1.2%	+1.9%	+5.0%	+3.8%
Net Assets, End of Period (In Millions)	$264	$1,079	$699	$235
Ratio of Expenses to Average Net Assets before Expense Offsets	0.2%	0.2%	0.2%	0.2	%*
Ratio of Expenses to Average Net Assets	0.2%	0.2%	0.2%	0.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.2%	1.9%	4.5%	6.5	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	For the period from April 3, 2000 (public launch date) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG HERITAGE MONEY FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.02	0.05	0.04

Total from Investment Operations	0.01	0.02	0.05	0.04
Less Distributions:
From Net Investment Income	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.9%	+1.7%	+4.7%	+3.6%
Net Assets, End of Period (In Millions)	$12	$22	$28	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.7%	0.8	%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	1.6%	3.8%	6.1	%*

STRONG ULTRA SHORT-TERM INCOME FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)	Feb. 29, 2000	Feb. 28, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.42	$9.82	$9.88	$9.87	$9.95	$10.08
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.35	0.58	0.43	0.59	0.59
Net Realized and Unrealized Gains (Losses) on Investments	0.01	(0.32)	(0.05)	0.01	(0.08)	(0.13)

Total from Investment Operations	0.26	0.03	0.53	0.44	0.51	0.46
Less Distributions:
From Net Investment Income	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)	(0.59)

Total Distributions	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)	(0.59)

Net Asset Value, End of Period	$9.34	$9.42	$9.82	$9.88	$9.87	$9.95

Ratios and Supplemental Data
Total Return	+2.8%	+0.3%	+5.5%	+4.6%	+5.2%	+4.6%
Net Assets, End of Period (In Millions)	$1,994	$2,092	$2,990	$2,156	$2,208	$2,766
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%	0.8%	0.8%	0.8%*	0.8%	0.7%
Ratio of Expenses to Average Net Assets	0.8%	0.8%	0.8%	0.8%*	0.8%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.7%	3.9%	5.8%	6.5%*	5.9%	5.8%
Portfolio Turnover Rate(e)	93.6%	49.5%	69.6%	38.4%	48.1%	79.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from April 3, 2000 (public launch date) to October 31, 2000.
(c)	Amount is less than $500,000.
(d)	In 2000, the Fund changed its fiscal year-end from February to October.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.41	$9.82	$9.87	$9.87	$9.89
Income From Investment Operations:
Net Investment Income (Loss)	0.29	0.36	0.62	0.46	0.32
Net Realized and Unrealized Gains (Losses) on Investments	0.01	(0.29)	(0.04)	—	(0.02)

Total from Investment Operations	0.30	0.07	0.58	0.46	0.30
Less Distributions:
From Net Investment Income	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Total Distributions	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Net Asset Value, End of Period	$9.33	$9.41	$9.82	$9.87	$9.87

Ratios and Supplemental Data
Total Return	+3.3%	+0.7%	+6.0%	+4.8%	+3.1%
Net Assets, End of Period (In Millions)	$214	$302	$784	$348	$207
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.2%	4.4%	6.1%	7.0%*	6.5%*
Portfolio Turnover Rate(d)	93.6%	49.5%	69.6%	38.4%	48.1%

STRONG ULTRA SHORT-TERM INCOME FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.41	$9.82	$9.88	$9.87		$9.89
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.34	0.55	0.41		0.27
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	(0.35)	(0.05)	0.01		(0.02)

Total from Investment Operations	0.23	(0.01)	0.50	0.42		0.25
Less Distributions:
From Net Investment Income	(0.31)	(0.40)	(0.56)	(0.41)		(0.27)

Total Distributions	(0.31)	(0.40)	(0.56)	(0.41)		(0.27)

Net Asset Value, End of Period	$9.33	$9.41	$9.82	$9.88		$9.87

Ratios and Supplemental Data
Total Return	+2.5%	–0.1%	+5.1%	+4.4%		+2.6%
Net Assets, End of Period (In Millions)	$146	$98	$82	$0	(e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%	1.2%	1.1	%*	1.1%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1	%*	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4%	3.6%	4.9%	6.2	%*	5.7%*
Portfolio Turnover Rate(d)	93.6%	49.5%	69.6%	38.4%		48.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	For the period from September 1, 1999 (public launch date) to February 29, 2000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000	Feb. 28, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.88	$4.94	$4.95	$4.96	$5.04	$5.03
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.15	0.21	0.16	0.21	0.21
Net Realized and Unrealized Gains (Losses) on Investments	—	(0.06)	(0.01)	(0.01)	(0.08)	0.01

Total from Investment Operations	0.12	0.09	0.20	0.15	0.13	0.22
Less Distributions:
From Net Investment Income(c)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)	(0.21)

Total Distributions	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)	(0.21)

Net Asset Value, End of Period	$4.87	$4.88	$4.94	$4.95	$4.96	$5.04

Ratios and Supplemental Data
Total Return	+2.4%	+2.0%	+4.0%	+3.0%	+2.7%	+4.5%
Net Assets, End of Period (In Millions)	$1,401	$1,256	$1,275	$1,193	$1,792	$2,171
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.7%	0.7%	0.6%*	0.6%	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%	0.6%*	0.6%	0.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4%	3.1%	4.1%	4.7%*	4.3%	4.1%
Portfolio Turnover Rate(d)	127.7%	75.6%	71.3%	36.5%	35.0%	36.0%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.94	$4.95	$4.95
Income From Investment Operations:
Net Investment Income (Loss)	0.13	0.17	0.22	0.06
Net Realized and Unrealized Gains (Losses) on Investments	0.01	(0.07)	(0.01)	—

Total from Investment Operations	0.14	0.10	0.21	0.06
Less Distributions:
From Net Investment Income(c)	(0.14)	(0.17)	(0.22)	(0.06)

Total Distributions	(0.14)	(0.17)	(0.22)	(0.06)

Net Asset Value, End of Period	$4.87	$4.87	$4.94	$4.95

Ratios and Supplemental Data
Total Return	+2.9%	+2.1%	+4.4%	+1.3%
Net Assets, End of Period (In Millions)	$578	$360	$425	$422
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.3%	0.3%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.3%	0.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.7%	3.5%	4.5%	5.0%*
Portfolio Turnover Rate(d)	127.7%	75.6%	71.3%	36.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from August 1, 2000 (public launch date) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001		Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.88	$4.94	$4.94		$4.94
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.14	0.18		0.02
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	(0.06)	(0.00	)(c)	—

Total from Investment Operations	0.09	0.08	0.18		0.02
Less Distributions:
From Net Investment Income(d)	(0.10)	(0.14)	(0.18)		(0.02)

Total Distributions	(0.10)	(0.14)	(0.18)		(0.02)

Net Asset Value, End of Period	$4.87	$4.88	$4.94		$4.94

Ratios and Supplemental Data
Total Return	+2.0%	+1.6%	+3.7%		+0.4%
Net Assets, End of Period (In Millions)	$70	$28	$8		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%	1.1%		1.1	%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%	2.7%	3.1%		4.4	%*
Portfolio Turnover Rate(f)	127.7%	75.6%	71.3%		36.5%

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Period Ended Oct. 31, 2003(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01

Total from Investment Operations	0.01
Less Distributions:
From Net Investment Income(d)	(0.01)

Total Distributions	(0.01)

Net Asset Value, End of Period	$1.00

Ratios and Supplemental Data
Total Return	+0.7%
Net Assets, End of Period (In Millions)	$13
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9	%*
Ratio of Expenses to Average Net Assets	0.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from October 3, 2000 (public launch date) to October 31, 2000.
(c)	Amount calculated is less than $0.005.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from December 2, 2002 (public launch date) to October 31, 2003 (Note 1).

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MONEY MARKET FUND

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000	Feb. 28, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.04	0.04		0.05	0.02

Total from Investment Operations	0.01	0.01	0.04	0.04		0.05	0.02
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)	(0.02)

Total Distributions	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.7%	+1.4%	+4.5%	+4.0%		+4.8%	+1.5%
Net Assets, End of Period (In Millions)	$1,575	$2,084	$2,028	$2,036		$1,999	$1,926
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	0.9%	0.9%	0.8	%*	0.8%	0.9	%*
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.6%	0.7	%*	0.7%	0.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%	1.4%	4.4%	5.8	%*	4.7%	4.6	%*

STRONG MUNICIPAL MONEY MARKET FUND

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000	Feb. 28, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.03	0.03		0.03	0.03

Total from Investment Operations	0.01	0.01	0.03	0.03		0.03	0.03
Less Distributions:
From Net Investment Income(d)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)	(0.03)

Total Distributions	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.9%	+1.4%	+3.4%	+2.8%		+3.5%	+3.4%
Net Assets, End of Period (In Millions)	$1,563	$2,067	$3,002	$2,746		$2,467	$2,105
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.6%	0.6	%*	0.6%	0.6%
Ratio of Expenses to Average Net Assets	0.6%	0.6%	0.6%	0.6	%*	0.6%	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	1.4%	3.3%	4.2	%*	3.4%	3.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	In 1999, the Fund changed its fiscal year-end from October to February.
(d)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG TAX FREE MONEY FUND

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.03

Total from Investment Operations	0.01	0.01	0.03
Less Distributions:
From Net Investment Income(c)	(0.01)	(0.01)	(0.03)

Total Distributions	(0.01)	(0.01)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+1.0%	+1.4%	+2.7%
Net Assets, End of Period (In Millions)	$1,202	$639	$125
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.7	%*
Ratio of Expenses to Average Net Assets	0.3%	0.4%	0.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	1.4%	2.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 18, 2000 (public launch date) to October 31, 2001.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Cash Management Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Heritage Money Fund (a series fund of Strong Heritage Reserve Series, Inc.)

•	Strong Ultra Short-Term Income Fund (a series fund of Strong Advantage Fund, Inc.)

•	Strong Ultra Short-Term Municipal Income Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Florida Municipal Money Market Fund (a series fund of the Strong Income Trust)

•	Strong Money Market Fund (a series fund of Strong Money Market Fund, Inc.)

•	Strong Municipal Money Market Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Tax-Free Money Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund offer Investor Class, Institutional Class and Advisor Class shares. Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund offer only Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher initial investment minimums, and Advisor Class shares are available only through financial professionals.

Effective November 29, 2002, Strong Florida Municipal Money Market Fund commenced operations (public launch date of December 2, 2002).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2003, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Ultra Short-Term Income Fund	$89,211,197	$79,054,633	3.4%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays. The income declared daily as a dividend for Strong Heritage Money Fund is based on estimates of net investment income for the Fund. The Fund’s actual income may differ from the estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that Fund.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

(G)	Foreign Currency Conversion — Strong Ultra Short-Term Income Fund may invest in securities and other assets and liabilities initially expressed in foreign currencies which are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Strong Ultra Short-Term Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may enter into interest rate, credit default, securities index, commodity, currency exchange rate and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements, and may be requested to post collateral to the counterparty.

(L)	Bank Loan Commitments — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

(M)	Securities Lending — Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily.

At October 31, 2003, Strong Ultra Short-Term Income Fund had securities with a market value of $8,039,334 on loan and had received $8,205,075 in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the year ended October 31, 2003, the securities lending income totaled $63,179.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administration Fees
			Investor Class	Institutional Class	Advisor Class
Strong Heritage Money Fund	0.15%		0.37%	0.02%	0.02%
Strong Ultra Short-Term Income Fund	0.30	%(1)	0.33%	0.02%	0.33%
Strong Ultra Short-Term Municipal Income Fund	0.30	%(1)	0.33%	0.02%	0.33%
Strong Florida Municipal Money Market Fund	0.15%		0.37%	*	*
Strong Money Market Fund	0.15%		0.37%	*	*
Strong Municipal Money Market Fund	0.15%		0.37%	*	*
Strong Tax-Free Money Fund	0.15%		0.37%	*	*

*	Does not offer share class.
(1)	The Investment Advisory fees are 0.30% for the assets under $4 billion, 0.275% for the next $2 billion assets, and 0.25% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Florida Municipal Money Market Fund and Strong Money Market Fund until March 1, 2004, to keep total annual operating expenses at no more than 0.50% and 0.65%, respectively. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund and $32.50 for Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net assets of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net assets. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2003, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at October 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Heritage Money Fund	$45,137	$605,345	$25,138	$48,236
Strong Ultra Short-Term Income Fund	325,464	3,692,335	54,716	66,039
Strong Ultra Short-Term Municipal Income Fund	51,715	658,304	8,929	38,139
Strong Florida Municipal Money Market Fund	202	8,209	429	1,120
Strong Money Market Fund	506,905	6,250,682	123,505	45,460
Strong Municipal Money Market Fund	72,705	804,158	20,778	54,152
Strong Tax-Free Money Fund	11,029	204,101	12,485	10,202

At October 31, 2003, the Distributor owns 15.3% of the outstanding shares of the Strong Florida Municipal Money Market Fund.

4.	Expenses and Expense Offsets

For the year ended October 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Heritage Money Fund
Investor Class	$3,192,045	$457,370	$88,584	$—	$42,437
Institutional Class	162,519	122,227	6,398	—	5,122
Advisor Class	2,468	1,913	6,180	30,859	1,415
Strong Ultra Short-Term Income Fund
Investor Class	6,859,784	3,391,690	513,780	—	63,020
Institutional Class	46,330	35,289	18,272	—	2,846
Advisor Class	417,021	253,755	16,507	315,925	452
Strong Ultra Short-Term Municipal Income Fund
Investor Class	4,508,876	494,576	88,858	—	10,654
Institutional Class	90,215	67,841	2,718	—	365
Advisor Class	154,667	93,810	2,136	117,172	118

For the year ended October 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Heritage Money Fund
Investor Class	$(1,866,458)	$—	$—
Institutional Class	(269,866)	—	—
Advisor Class	(12,273)	—	—
Fund Level	(144,414)	—	(2,131)
Strong Ultra Short-Term Income Fund
Investor Class	(6,239)	—	—
Institutional Class	—	—	—
Advisor Class	—	—	—
Fund Level	—	—	(68,635)
Strong Ultra Short-Term Municipal Income Fund
Investor Class	(776)	—	—
Institutional Class	—	—	—
Advisor Class	(656)	—	—
Fund Level	—	—	(10,165)
Strong Florida Municipal Money Market Fund	(83,407)	—	(61)
Strong Money Market Fund	(5,594,225)	—	(1,748)
Strong Municipal Money Market Fund	(1,795)	—	(5,180)
Strong Tax-Free Money Fund	(2,710,805)	—	(6,076)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. Strong Florida Municipal Money Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund do not participate in the LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ prospectus. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2003, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Ultra Short-Term Income Fund	$500,921,875	$1,726,556,168	$617,153,765	$1,577,249,564
Strong Ultra Short-Term Municipal Income Fund	—	1,721,602,974	—	1,569,675,419

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Ultra Short-Term Income Fund	$2,447,075,118	$40,393,268	$(49,786,968)	$(9,393,700)	$—	$—
Strong Ultra Short-Term Municipal Income Fund	2,051,380,019	8,155,387	(11,232,985)	(3,077,598)	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

The tax components of dividends paid during the years ended October 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Heritage Money Fund	$18,393,718	$—	$—	$—	$39,400,450	$—	$—
Strong Ultra Short-Term Income Fund	87,987,151	—	—	(240,548,830)	152,327,902	—	—
Strong Ultra Short-Term Municipal Income Fund	—	48,572,103	—	(51,490,886)	—	53,290,612	—
Strong Florida Municipal Money Market Fund (Note 1)	263	150,955	—	—	—	—	—
Strong Money Market Fund	12,775,985	—	—	—	28,933,057	—	—
Strong Municipal Money Market Fund	211,729	17,215,173	—	—	—	38,019,355	—
Strong Tax-Free Money Fund	88,694	9,388,728	—	—	—	3,244,078	—

For corporate shareholders in Strong Ultra Short-Term Income Fund and Strong Ultra-Short Term Municipal Income Fund, no dividend income distributed for the year ended October 31, 2003, qualified for the dividends-received deduction (unaudited). For shareholders in the Funds, no dividend income distributed for the year ended October 31, 2003, is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Net capital loss carryovers of $418,412 for Strong Ultra Short-Term Municipal Income Fund are scheduled to expire in 2004.

8.	Capital Share Transactions

	Strong Heritage Money Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$574,419,951	$1,030,481,154
Proceeds from Reinvestment of Distributions	8,607,548	20,692,026
Payment for Shares Redeemed	(911,024,899)	(1,360,258,560)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(327,997,400)	(309,085,380)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	3,793,668,003	4,758,647,832
Proceeds from Reinvestment of Distributions	2,534,078	6,746,407
Payment for Shares Redeemed	(4,612,015,628)	(4,384,982,881)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(815,813,547)	380,411,358

ADVISOR CLASS
Proceeds from Shares Sold	628,722	33,469,607
Proceeds from Reinvestment of Distributions	318	168,851
Payment for Shares Redeemed	(10,336,919)	(39,236,803)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,707,879)	(5,598,345)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(1,153,518,826)	$65,727,633

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	574,419,951	1,030,481,154
Issued in Reinvestment of Distributions	8,607,548	20,692,026
Redeemed	(911,024,899)	(1,360,258,560)

Net Increase (Decrease) in Shares	(327,997,400)	(309,085,380)

INSTITUTIONAL CLASS
Sold	3,793,668,003	4,758,647,832
Issued in Reinvestment of Distributions	2,534,078	6,746,407
Redeemed	(4,612,015,628)	(4,384,982,881)

Net Increase (Decrease) in Shares	(815,813,547)	380,411,358

ADVISOR CLASS
Sold	628,722	33,469,607
Issued in Reinvestment of Distributions	318	168,851
Redeemed	(10,336,919)	(39,236,803)

Net Increase (Decrease) in Shares	(9,707,879)	(5,598,345)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$1,145,270,735	$1,246,600,043	$1,063,561,313	$985,911,552
Proceeds from Reinvestment of Distributions	69,379,729	112,250,249	31,141,360	36,250,855
Payment for Shares Redeemed	(1,295,411,274)	(2,139,557,005)	(947,976,668)	(1,024,788,650)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(80,760,810)	(780,706,713)	146,726,005	(2,626,243)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	373,825,855	594,832,399	529,446,878	472,448,953
Proceeds from Reinvestment of Distributions	7,874,914	26,970,713	11,708,629	10,237,505
Payment for Shares Redeemed	(468,158,186)	(1,077,512,287)	(322,982,097)	(543,220,458)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(86,457,417)	(455,709,175)	218,173,410	(60,534,000)

ADVISOR CLASS
Proceeds from Shares Sold	142,879,305	92,127,296	76,455,788	27,874,258
Proceeds from Reinvestment of Distributions	3,983,333	3,938,989	925,559	433,307
Payment for Shares Redeemed	(97,898,073)	(75,897,518)	(35,726,802)	(8,340,985)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	48,964,565	20,168,767	41,654,545	19,966,580

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(118,253,662)	$(1,216,247,121)	$406,553,960	$(43,193,663)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	121,906,304	129,280,378	217,899,445	201,428,792
Issued in Reinvestment of Distributions	7,383,139	11,670,019	6,379,197	7,402,936
Redeemed	(137,950,481)	(223,099,510)	(194,259,708)	(209,427,609)

Net Increase (Decrease) in Shares	(8,661,038)	(82,149,113)	30,018,934	(595,881)

INSTITUTIONAL CLASS
Sold	39,798,329	61,808,850	108,478,241	96,618,639
Issued in Reinvestment of Distributions	838,663	2,797,092	2,399,742	2,091,490
Redeemed	(49,877,844)	(112,325,532)	(66,199,913)	(110,932,744)

Net Increase (Decrease) in Shares	(9,240,852)	(47,719,590)	44,678,070	(12,222,615)

ADVISOR CLASS
Sold	15,216,830	9,598,736	15,665,360	5,695,766
Issued in Reinvestment of Distributions	424,240	410,501	189,665	88,542
Redeemed	(10,435,045)	(7,932,232)	(7,322,326)	(1,705,994)

Net Increase (Decrease) in Shares	5,206,025	2,077,005	8,532,699	4,078,314

	Strong Florida Municipal Money Market Fund	Strong Money Market Fund
	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
	(Note 1)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$217,369,029	$1,270,195,696	$1,631,656,252
Transfer in from Merger (Note 10)	—	—	353,261,220
Proceeds from Reinvestment of Distributions	114,138	14,050,541	30,403,760
Payment for Shares Redeemed	(204,421,611)	(1,792,950,104)	(1,959,116,127)

Net Increase (Decrease) in Net Assets from
Capital Share Transactions	$13,061,556	$(508,703,867)	$56,205,105

Transactions in Shares of Each of the Funds Were as Follows:
Sold	217,369,029	1,270,195,696	1,631,656,252
Transfer in from Merger (Note 10)	—	—	353,261,220
Issued in Reinvestment of Distributions	114,138	14,050,541	30,403,760
Redeemed	(204,421,611)	(1,792,950,104)	(1,959,116,127)

Net Increase (Decrease) in Shares of the Fund	13,061,556	(508,703,867)	56,205,105

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$3,028,930,237	$5,358,554,228	$2,965,989,645	$998,183,713
Proceeds from Reinvestment of Distributions	18,317,049	37,728,572	8,251,359	2,467,120
Payment for Shares Redeemed	(3,550,798,973)	(6,331,465,892)	(2,411,357,018)	(487,012,864)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(503,551,687)	$(935,183,092)	$562,883,986	$513,637,969

Transactions in Shares of Each of the Funds Were as Follows:
Sold	3,028,930,237	5,358,554,228	2,965,989,645	998,183,713
Issued in Reinvestment of Distributions	18,317,049	37,728,572	8,251,359	2,467,120
Redeemed	(3,550,798,973)	(6,331,465,892)	(2,411,357,018)	(487,012,864)

Net Increase (Decrease) in Shares of the Fund	(503,551,687)	(935,183,092)	562,883,986	513,637,969

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2003, is as follows:

	Balance of Shares Held Nov. 1, 2002	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2003	Value Oct. 31, 2003	Investment Income Nov. 1, 2002- Oct. 31, 2003
Strong Ultra Short-Term Municipal Income Fund
Strong Municipal Money Market Fund	8,900,000	768,920,000	768,670,000	9,150,000	$9,150,000	$192,109
Strong Tax-Free Money Fund	29,050,000	518,930,000	498,440,000	49,540,000	49,540,000	314,316

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

10.	Acquisition Information

Effective May 31, 2002, the Strong Money Market Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Investors Money Fund. Strong Money Market Fund issued 353,261,220 shares (valued at $353,261,220) for the outstanding shares of Strong Investors Money Fund at May 31, 2002. Strong Money Market Fund’s Statement of Operations for the year ended October 31, 2002 does not include preacquisition activity of Strong Investors Money Fund. The aggregate net assets of Strong Money Market Fund and Strong Investors Money Fund immediately before the acquisition were $1,866,423, 277 and $353,261,220, respectively. The combined net assets of Strong Money Market Fund immediately after the acquisition were $2,219,684,497.

11.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation will be reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating fully with the NYAG, the SEC, and the WDFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; and Superior Court of the State of California, County of Los Angeles. The Actions do not differ materially in terms of allegations and demands for relief. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this supplement and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Cash Management Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund (all seven collectively constituting Strong Cash Management Funds, hereafter referred to as the “Funds”) at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 9, 2003

DIRECTORS AND OFFICERS

The following information is provided as of October 31, 2003.

Richard S. Strong (located immediately below) is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor’s parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Richard S. Strong1 (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

[1]	Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds’ Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Vice President of Strong Investor Services, Inc., since December 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Assistant Secretary of Strong Investor Services, Inc., since June 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President and Secretary of Strong Investor Services, Inc., since December 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the Fund uses to determine how

to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities

and Exchange Commission’s website at

www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT38501 12-03

ACASH/WH2970 10-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

Not applicable to this Registrant, insofar as the Registrant has a fiscal year-end of October 31, 2003.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Money Market Fund, Inc., on behalf of the Strong Money Market Fund

By:	/s/ Christopher O. Petersen
Christopher O. Petersen, Vice President and Assistant Secretary

Date: December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 30, 2003

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: December 30, 2003